======================================================================
                                                 SEC File Nos. 2-11051
                                                               811-604
======================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

                             Registration Statement
                                      under
                           the Securities Act of 1933

                        Post-Effective Amendment No. 108

                             Registration Statement
                                      under
                       the Investment Company Act of 1940

                                Amendment No. 36


                     WASHINGTON MUTUAL INVESTORS FUND, INC.
               (Exact name of registrant as specified in charter)

                            1101 Vermont Avenue, N.W.
                             Washington, D.C. 20005
                    (Address of principal executive offices)


               Registrant's Telephone Number, Including Area Code:
                                 (202) 842-5665

                                 HARRY J. LISTER
                        WASHINGTON MANAGEMENT CORPORATION
                            1101 Vermont Avenue, N.W.
                             Washington, D.C. 20005
                     (Name and address of agent for service)

                                   Copies to:
                            JOHN JUDE O'DONNELL, Esq.
                  THOMPSON, O'DONNELL, MARKHAM, NORTON & HANNON
                           805 Fifteenth Street, N.W.
                             Washington, D.C. 20005
                          (Counsel for the Registrant)

     The Registrant intends to file its 24f-2 Notice for fiscal 2002 on or about July 29, 2002.

                  Approximate Date of Proposed Public Offering:

|X| It is proposed that this filing will become effective on June 22, 2002, pursuant to paragraph (b) of rule 485.
                 ===============================================

[logo - American Funds (sm)]



                                          The right choice for the long term/SM/




Washington Mutual Investors Fund/SM/







TABLE OF CONTENTS
 1      Risk/Return Summary
 5      Fees and Expenses of the Fund
 7      Investment Objective, Strategies and Risks
10      Management and Organization
12      Shareholder Information
13      Choosing a Share Class
15      Purchase and Exchange of Shares
17      Sales Charges
19      Sales Charge Reductions and Waivers
20      Plans of Distribution
21      How to Sell Shares
22      Distributions and Taxes
23      Financial Highlights



 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 PROSPECTUS







 June 22, 2002

Risk/Return Summary

The fund seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing. The fund invests primarily in common stocks of larger, more established companies that meet the listing requirements of the New York Stock Exchange and have a strong record of earnings and dividends.

The fund is designed to provide fiduciaries, organizations, institutions and individuals with a convenient and prudent medium of investment in high quality common stocks and securities convertible into common stocks. It is especially designed to serve those individuals who are charged with the responsibility of investing retirement plan trusts, other fiduciary type reserves, or family funds, but who are reluctant to undertake the selection and supervision of individual stocks.

The fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks. The fund has stringent Investment Standards based upon criteria originally adopted by the United States District Court for the District of Columbia and in effect for many years for determining eligibility under the Court's Legal List procedure for the investment of trust funds. Applying these Investment Standards, the fund's Investment Adviser compiles an "Eligible List" of investments considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock investing. The Investment Adviser is required to select the fund's investments exclusively from the Eligible List. The Investment Adviser monitors the Eligible List and makes recommendations to the Board of Directors of additions to, or deletions from, the List to comply with the fund's Investment Standards.

Your investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to events specifically involving the companies in which the fund invests, as well as economic, political or social events in the U.S. or abroad.

The prices of and the income generated by securities owned by the fund may be affected by events specifically involving the companies issuing those securities.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.


                                      1
                                  Washington Mutual Investors Fund / Prospectus

HISTORICAL INVESTMENT RESULTS

The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES Results do not include a sales charge; if one were included, results would be lower.)
[bar chart]
1992   9.10%
1993  13.05
1994   0.49
1995  41.21
1996  20.17
1997  33.29
1998  19.37
1999   1.16
2000   9.06
2001   1.51
[end chart]


Highest/lowest quarterly results during this time period were:

HIGHEST                 14.44%  (quarter ended June 30, 1997)
LOWEST                  -9.39%  (quarter ended September 30, 1999)


The year-to-date result was 3.63% for the three months ended March 31, 2002.



                                      2
Washington Mutual Investors Fund / Prospectus

Unlike the bar chart on the previous page, the Investment Results Table on the following page reflects, as required by Securities and Exchange Commission rules, the fund's results with the maximum initial or deferred sales charge imposed. Class A share results reflect the maximum initial sales charge of 5.75%. Class A sales charges are reduced for purchases of $25,000 or more.

Class B share results reflect the applicable contingent deferred sales charge. These charges begin to decline after 12 months and are eliminated after six years.

Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

The fund's results are shown on a pre-tax and after-tax basis, as required by Securities and Exchange Commission rules. Total returns shown "after taxes on distributions" reflect the effect of taxable distributions (for example, dividend or capital gain distributions) by the fund. Total returns shown "after taxes on distributions and sale of fund shares" assume that you sold your fund shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the fund and any taxable gain or loss realized upon the sale of the shares.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary.

YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND LIKELY WILL DIFFER FROM THE RESULTS SHOWN ON THE FOLLOWING PAGE. IN ADDITION, AFTER-TAX RETURNS ARE NOT RELEVANT IF YOU HOLD YOUR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS A 401(K) PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR COLLEGEAMERICA ACCOUNT.

Since the fund's Class C and F shares were first available on March 15, 2001 and the fund's Class 529 shares were first available on February 15, 2002, comparable results for these classes are not available for the 2001 calendar year.

                                      3
                                  Washington Mutual Investors Fund / Prospectus

 INVESTMENT RESULTS TABLE (WITH MAXIMUM SALES CHARGES IMPOSED) AVERAGE ANNUAL
 TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                                    ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME
-------------------------------------------------------------------------------
 CLASS A - BEGAN 7/31/52
 Before Taxes                        -4.32%     10.92%     13.45%      13.23%
 After Taxes on Distributions        -5.47%      8.60%     11.12%        N/A
 After Taxes on Distributions and    -2.25%      8.41%     10.53%        N/A
 Sale of Fund Shares
 CLASS B - BEGAN 3/15/00
 Before Taxes                        -4.12%       N/A        N/A        8.19%
 INDEXES/1/
 S&P 500/2/                         -11.83%     10.69%     12.91%      11.90%
 Lipper Growth and Income Fund       -7.42%      8.42%     11.49%        N/A
 Index/3/
-------------------------------------------------------------------------------
 Class A 30-day yield at December 31, 2001: 1.54% (For current yield information, please call American FundsLine at 1-800-325-3590.)


1 Lifetime results are as of the date Class A shares first became available.
2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lipper Growth and Income Fund Index is an equally weighted performance index that represents funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes. This index was not in existence as of the date the fund's Class A shares began investment operations; therefore, lifetime results are not available.


                                      4
Washington Mutual Investors Fund / Prospectus

Fees and Expenses of the Fund

 SHAREHOLDER FEES TABLE (PAID DIRECTLY FROM YOUR INVESTMENT)
                        CLASS A/1/  CLASS B/1/  CLASS C/1/  CLASS E/1/   CLASS F/1/
------------------------------------------------------------------------------------
 Maximum sales charge
 imposed on purchases
 (as a percentage of      5.75%/2/    none        none         none         none
 offering price)
------------------------------------------------------------------------------------
 Maximum sales charge
 imposed on reinvested    none        none        none         none         none
 dividends
------------------------------------------------------------------------------------
 Maximum deferred        none/3/      5.00%/4/    1.00%/5/     none         none
 sales charge
------------------------------------------------------------------------------------
 Redemption or
 exchange fees            none        none        none         none         none


1 Includes versions of these classes offered through CollegeAmerica, a 529 college savings plan sponsored by the Virginia College Savings Plan, an agency of the Commonwealth of Virginia. Class E shares are only available through CollegeAmerica to employer-sponsored plans.
2 Sales charges are reduced or eliminated for purchases of $25,000 or more.
3 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
4 Deferred sales charge is reduced after 12 months and eliminated after six years.
5 Deferred sales charge is eliminated after 12 months.



 ANNUAL FUND OPERATING EXPENSES TABLE (DEDUCTED FROM FUND ASSETS)
                             CLASS A   CLASS B   CLASS C   CLASS F
-------------------------------------------------------------------------------
 Management Fees               0.29%     0.29%     0.29%     0.29%
-------------------------------------------------------------------------------
 Distribution and/or           0.25%     1.00%     1.00%     0.25%
Service (12b-1) Fees/1/
-------------------------------------------------------------------------------
 Other Expenses                0.11%     0.12%     0.22%     0.24%
-------------------------------------------------------------------------------
 Total Annual Fund
Operating Expenses             0.65%     1.41%     1.51%     0.78%
                              CLASS     CLASS     CLASS     CLASS      CLASS
                                529-A/2/  529-B/2/  529-C/2/  529-E/2/   529-F/2/
-------------------------------------------------------------------------------
 Management Fees               0.29%     0.29%     0.29%     0.29%      0.29%
-------------------------------------------------------------------------------
 Distribution and/or           0.21%     1.00%     1.00%     0.50%      0.25%
Service (12b-1) Fees/3/
-------------------------------------------------------------------------------
 Other Expenses/4/             0.27%     0.27%     0.27%     0.27%      0.27%
-------------------------------------------------------------------------------
 Total Annual Fund
Operating Expenses             0.77%     1.56%     1.56%     1.06%      0.81%



1 Class A and F 12b-1 fees may not exceed 0.25% and 0.50%, respectively, of the class' average net assets annually.
2 Based on estimated amounts for the current fiscal year.
3 Class 529-A and 529-F 12b-1 fees may not exceed 0.50% of each class' average net assets annually. Class 529-E 12b-1 fees may not exceed 0.75% of the class' average net assets annually.
4 Includes 0.10% paid to the Virginia College Savings Plan for administrative services it provides in overseeing CollegeAmerica.


                                      5
                                  Washington Mutual Investors Fund / Prospectus

EXAMPLE

The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividend and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown on the previous page. The examples assuming redemption do not reflect the effect of any taxable gain or loss at the time of the redemption.

Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:


                                              ONE   THREE   FIVE     TEN
                                              YEAR  YEARS  YEARS    YEARS
---------------------------------------------------------------------------
 Class A/1/                                   $638  $771   $  916   $1,339
---------------------------------------------------------------------------
 Class B - assuming redemption/2/             $644  $846   $  971   $1,483
---------------------------------------------------------------------------
 Class B - assuming no redemption             $144  $446   $  771   $1,483
---------------------------------------------------------------------------
 Class C - assuming redemption/3/             $254  $477   $  824   $1,802
---------------------------------------------------------------------------
 Class C - assuming no redemption             $154  $477   $  824   $1,802
---------------------------------------------------------------------------
 Class F - excludes intermediary fees/4/      $ 80  $249   $  433   $  966
---------------------------------------------------------------------------
 Class 529-A/1/                               $649  $807   $  978   $1,474
---------------------------------------------------------------------------
 Class 529-B - assuming redemption/2/         $659  $893   $1,050   $1,644
---------------------------------------------------------------------------
 Class 529-B - assuming no redemption         $159  $493   $  850   $1,644
---------------------------------------------------------------------------
 Class 529-C - assuming redemption/3/         $259  $493   $  850   $1,856
---------------------------------------------------------------------------
 Class 529-C - assuming no redemption         $159  $493   $  850   $1,856
---------------------------------------------------------------------------
 Class 529-E                                  $108  $337   $  585   $1,294
---------------------------------------------------------------------------
 Class 529-F - excludes intermediary fees/4/  $ 83  $259   $  450   $1,002


1 Reflects the maximum initial sales charge in the first year.
2 Reflects applicable contingent deferred sales charges through year six and Class A or 529-A expenses for years nine and ten because Class B and 529-B shares automatically convert to Class A and 529-A shares, respectively, after eight years.
3 Reflects contingent deferred sales charge during the first year.
4 Does not include fees charged by financial intermediaries, which are independent of fund expenses and will increase the overall cost of your investment. Intermediary fees typically range from 0.50% to 3.00% of assets annually depending on services offered.


                                      6
Washington Mutual Investors Fund / Prospectus

Investment Objective, Strategies and Risks

The fund's investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing. The fund strives to accomplish this objective through fundamental research, careful selection, and broad diversification. In the selection of securities for investment, current and potential yield as well as the potential for long-term capital appreciation are considered. The fund strives in its overall portfolio to achieve an above average yield and a below average price-to-earnings ratio in relation to the Standard & Poor's 500 Composite Index (a broad, unmanaged index). The fund's portfolio is limited to securities included on its Eligible List, which is compiled to conform to the fund's Investment Standards based on criteria that were originally adopted by the United States District Court for the District of Columbia. The Investment Adviser monitors the Eligible List and makes recommendations to the Board of Directors of changes necessary for continued compliance with the fund's Investment Standards.

The prices of and the income generated by securities held by the fund may decline in response to certain events, including: those directly involving the companies whose securities are owned in the fund; conditions affecting the general economy; overall market changes; global political, social or economic instability; and currency and interest rate fluctuations.

The fund's policy is to maintain at all times for its shareholders a fully invested and widely diversified portfolio of securities; however, the fund may hold, to a limited extent, short-term U.S. government securities, cash and cash equivalents.

In addition to the principal investment strategies described above, the fund has other investment practices that are described in the statement of additional information.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek reasonably priced securities that represent above average long-term investment opportunities. This is accomplished not only through fundamental analysis, but also by meeting with company executives and employees, suppliers, customers and competitors in order to gain in-depth knowledge of a company's true value. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

                                      7
                                  Washington Mutual Investors Fund / Prospectus

 INVESTMENTS RESULTS TABLE (WITHOUT SALES CHARGES IMPOSED) AVERAGE ANNUAL TOTAL
 RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                                    ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME
-------------------------------------------------------------------------------
 CLASS A - BEGAN 7/31/52
 Before Taxes                         1.51%     12.25%     14.12%      13.36%
 After Taxes on Distributions         0.29%      9.89%     11.78%        N/A
 After Taxes on Distributions and     1.32%      9.53%     11.14%        N/A
 Sale of Fund Shares
-------------------------------------------------------------------------------
 CLASS B - BEGAN 3/15/00
 Before Taxes                         0.74%       N/A        N/A       10.27%
-------------------------------------------------------------------------------
 INDEXES/1/
 S&P 500/2/                         -11.83%     10.69%     12.91%      11.90%
 Lipper Growth and Income Fund       -7.42%      8.42%     11.49%        N/A
 Index/3/
 Class A distribution rate at December 31, 2001/4/: 1.90% (For current distribution rate information, please call American FundsLine at
 1-800-325-3590.)


1 Lifetime results are as of the date Class A shares first became available.
2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lipper Growth and Income Fund Index is an equally weighted performance index that represents funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes. This index was not in existence as of the date the fund's Class A shares began investment operations; therefore, lifetime results are not available.
4 The distribution rate is based on actual distributions paid to shareholders over a 12-month interval. Capital gain distributions are added back to the net asset value to determine the rate.


                                      8
Washington Mutual Investors Fund / Prospectus

 LARGEST INDUSTRY HOLDINGS AS OF APRIL 30, 2002
                                                  PERCENT OF NET ASSETS
 Banks                                                   10.94%
------------------------------------------------------------------------
 Electric Utilities                                       8.97
------------------------------------------------------------------------
 Oil & Gas                                                8.35
------------------------------------------------------------------------
 Pharmaceuticals                                          8.06
------------------------------------------------------------------------
 Diversified Telecommunication Services                   6.90
------------------------------------------------------------------------

 LARGEST HOLDINGS AS OF APRIL 30, 2002
 ChevronTexaco                                            3.94%
------------------------------------------------------------------------
 Bank of America                                          3.37
------------------------------------------------------------------------
 J.P. Morgan Chase                                        3.16
------------------------------------------------------------------------
 Wells Fargo                                              1.86
------------------------------------------------------------------------
 Eli Lilly                                                1.85
------------------------------------------------------------------------
 BANK ONE                                                 1.80
------------------------------------------------------------------------
 Verizon Communications                                   1.74
------------------------------------------------------------------------
 Household International                                  1.74
------------------------------------------------------------------------
 Pharmacia                                                1.70
------------------------------------------------------------------------
 Exxon Mobil                                              1.68



Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at www.americanfunds.com.

                                      9
                                  Washington Mutual Investors Fund / Prospectus

Management and Organization

BUSINESS MANAGER

Washington Management Corporation or its predecessors, since the fund's inception, has provided the services necessary to carry on the fund's general administrative and corporate affairs. These services encompass general corporate governance, regulatory compliance and oversight of each of the fund's contractual service providers including custodian operations, shareholder services and fund share distribution functions. Washington Management Corporation, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, maintains its principal business address at 1101 Vermont Avenue, NW, Washington, DC 20005.


INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier in the Annual Fund Operating Expenses Table.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for Washington Mutual Investors Fund are:


                                     10
Washington Mutual Investors Fund / Prospectus

 PORTFOLIO COUNSELOR/ FUND      PORTFOLIO COUNSELOR       PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)        EXPERIENCE IN THIS FUND     (OR AFFILIATE) AND INVESTMENT EXPERIENCE
-----------------------------------------------------------------------------------------------------------
 TIMOTHY D. ARMOUR                    12 years            Chairman and Principal Executive Officer, Capital
                                (plus 4 years prior       Research Company
                            experience as a research
                             professional for the fund)   Investment professional for 19 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 STEPHEN E. BEPLER                    21 years            Senior Vice President, Capital Research Company
                                (plus 8 years prior
                              experience as a research Investment professional
                             for 36 years in total;30 professional for the fund)
                             years with Capital Research and Management
                                                          Company or affiliate

-----------------------------------------------------------------------------------------------------------
 ALAN N. BERRO                        4 years             Senior Vice President, Capital Research Company
                                (plus 6 years prior
                              experience as a research Investment professional
                             for 16 years in total;11 professional for the fund)
                             years with Capital Research and Management
                                                          Company or affiliate

-----------------------------------------------------------------------------------------------------------
 JAMES K. DUNTON                      24 years            Senior Vice President and Director, Capital
                                (plus 7 years prior       Research and Management Company
                            experience as a research
                             professional for the fund)   Investment professional for 40 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 J. DALE HARVEY                       5 years             Vice President, Capital Research and Management
                                (plus 4 years prior       Company
                            experience as a research
                             professional                 for the fund)
                                                          Investment
                                                          professional for 13
                                                          years in total;11
                                                          years with Capital
                                                          Research and
                                                          Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 GREGG E. IRELAND                     12 years            Senior Vice President, Capital Research and
                                (plus 7 years prior       Management Company
                            experience as a research
                             professional for the fund)   Investment professional for 29 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 JAMES B. LOVELACE                    12 years            Senior Vice President and Director, Capital
                                (plus 2 years prior       Research and Management Company
                            experience as a research
                             professional for the fund)   Investment professional for 20 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 ROBERT G. O'DONNELL                  9 years             Senior Vice President and Director, Capital
                                (plus 17 years prior      Research and Management Company
                            experience as a research
                             professional                 for the fund)
                                                          Investment
                                                          professional for 30
                                                          years in total;27
                                                          years with Capital
                                                          Research and
                                                          Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------


                                     11
                                  Washington Mutual Investors Fund / Prospectus

Shareholder Information

SHAREHOLDER SERVICES

American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.


AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
Call toll-Free from anywhere in the U.S. (8 a.m. to 8 p.m. ET): 800/421-0180 Access the American Funds website : www.americanfunds.com

                           [map of the United States]

Western            Western Central     Eastern Central        Eastern
Service Center     Service Center      Service Center         Service Center
American Funds     American Funds      American Funds         American Funds
Service Company    Service Company     Service Company        Service Company
P.O. Box 25065     P.O. Box 659522     P.O. Box 6007          P.O. Box 2280
Santa Ana,         San Antonio, Texas  Indianapolis, Indiana  Norfolk, Virginia
California         78265-9522          46206-6007             23501-2280
92799-5065         Fax: 210/474-4050   Fax: 317/735-6620      Fax: 757/670-4773
Fax: 714/671-7080


A MORE DETAILED DESCRIPTION OF POLICIES AND SERVICES IS INCLUDED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION AND THE OWNER'S GUIDE SENT TO NEW AMERICAN FUNDS SHAREHOLDERS TITLED "WELCOME TO THE FAMILY." 529 CLASS SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO THEIR COLLEGEAMERICA ACCOUNT(S). These documents are available by writing or calling American Funds Service Company.


                                     12
Washington Mutual Investors Fund / Prospectus

Choosing a Share Class

The fund offers different classes of shares through this prospectus. Class A, B, C and F shares may be purchased through various investment programs or accounts, including many types of retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

Investors residing in any state may purchase Class 529-A, 529-B, 529-C, 529-E and 529-F shares through an account established with CollegeAmerica. The 529-A, 529-B, 529-C and 529-F share classes are structured similarly to the corresponding Class A, B, C and F shares. For example, the same initial sales charges apply to Class 529-A shares as they do to Class A shares. Class 529-E shares are only available to investors participating in CollegeAmerica through an eligible employer plan.

Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. WHEN YOU PURCHASE SHARES OF THE FUND, YOU MUST CHOOSE A SHARE CLASS. IF NONE IS CHOSEN, YOUR INVESTMENT WILL BE MADE IN CLASS A SHARES OR, IN THE CASE OF A COLLEGEAMERICA INVESTMENT, CLASS 529-A SHARES.

Factors you should consider in choosing a class of shares include:

.. how long you expect to own the shares;

.. how much you intend to invest;

.. total expenses associated with owning shares of each class;

.. whether you qualify for any reduction or waiver of sales charges (for example, Class A or 529-A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver);

.. whether you plan to take any distributions in the near future (for example, the contingent deferred sales charge will not be waived if you sell your Class 529-B or 529-C shares to cover higher education expenses);

.. Class B and C shares are generally not available to certain retirement plans, including employer-sponsored retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans;

.. Class F and 529-F shares are generally only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

UNLESS OTHERWISE NOTED, REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES.

                                     13
                                  Washington Mutual Investors Fund / Prospectus

 SUMMARY OF THE PRIMARY DIFFERENCES AMONG SHARE CLASSES

 CLASS A SHARES
 Initial sales charge    up to 5.75% (reduced or eliminated for purchases of
                         $25,000 or more)

 Contingent deferred     none (except on certain redemptions on purchases of $1
 sales charge            million or more made without an initial sales charge)

 12b-1 fees              up to 0.25% annually (529-A may not exceed 0.50%
                         annually)

 Dividends               generally higher than other classes due to lower
                         annual expenses

 Purchase maximum        none

 Conversion              none

CLASS B SHARES

 Initial sales charge    none

 Contingent              deferred starts at 5.00% and declines until it reaches
 sales charge            0 % after six years

 12b-1 fees              1.00% annually

 Dividends               generally lower than A and F shares due to higher
                         distribution fees and other expenses, but higher than
                         C shares due to lower other expenses

Purchase maximum        $100,000

Conversion              automatic conversion to A or 529-A shares after eight
                         years, reducing future annual expenses

CLASS C SHARES

Initial sales charge    none

Contingent deferred     1.00% if shares are sold within one year after being
 sales charge            purchased

 12b-1 fees              1.00% annually

 Dividends               generally lower than other classes due to higher
                         distribution fees and other expenses

 Purchase maximum        $500,000

 Conversion              automatic conversion to F shares after 10 years,
                         reducing future annual expenses (529-C shares will not
                         convert to 529-F shares)

 CLASS F SHARES

 Initial sales charge    none

 Contingent deferred     none
 sales charge

 12b-1 fees              currently 0.25% annually (may not exceed 0.50%
                         annually)

 Dividends               generally higher than B and C shares due to lower
                         distribution fees, but lower than A shares due to
                         higher other expenses

 Purchase maximum        none

 Conversion              none

CLASS 529-E SHARES

Initial sales charge    none

Contingent deferred     none
 sales charge

 12b-1 fees              currently 0.50% annually (may not exceed 0.75%
                         annually)

 Dividends               generally higher than 529-B and 529-C shares due to
                         lower distribution fees, but lower than 529-A and 529-F
                         shares due to higher distribution fees

Purchase maximum        none

Conversion              none


                                     14
Washington Mutual Investors Fund / Prospectus

Purchase and Exchange of Shares

PURCHASE OF CLASS A, B AND C SHARES

You may generally open an account and purchase Class A, B and C shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. You may purchase additional shares in various ways, including through your investment dealer and by mail, telephone, the Internet and bank wire.

PURCHASE OF CLASS F SHARES

You may generally open an account and purchase Class F shares only through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers. These firms and advisers typically charge ongoing fees for services they provide.

PURCHASE OF CLASS 529 SHARES

Class 529 shares may be purchased only through a CollegeAmerica account. You may open a CollegeAmerica account and purchase 529 shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell a CollegeAmerica account. You may purchase additional shares in various ways, including through your investment dealer and by mail, telephone, the Internet and bank wire.

Class 529-E shares may only be purchased by employees participating in CollegeAmerica through an eligible employer plan.

EXCHANGE

Generally, you may exchange your shares into shares of the same class of other funds in The American Funds Group without a sales charge. Class A, C or F shares may generally be exchanged into the corresponding 529 share class without a sales charge. Class B shares may not be exchanged into Class 529-B shares. EXCHANGES FROM CLASS A, C OR F SHARES TO THE CORRESPONDING 529 SHARE CLASS, PARTICULARLY IN THE CASE OF UNIFORM GIFTS TO MINORS ACT OR UNIFORM TRANSFER TO MINORS ACT CUSTODIAL ACCOUNTS, MAY RESULT IN SIGNIFICANT LEGAL AND TAX CONSEQUENCES AS DESCRIBED IN THE COLLEGEAMERICA PROGRAM DESCRIPTION. PLEASE CONSULT YOUR FINANCIAL ADVISER PRIOR TO MAKING SUCH AN EXCHANGE.

Exchanges of shares from the money market funds in The American Funds Group initially purchased without a sales charge generally will be subject to the appropriate sales charge. For purposes of computing the contingent deferred sales charge on Class B and C shares, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any permitted exchange.


                                     15
                                  Washington Mutual Investors Fund / Prospectus

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation. See "Transactions by Telephone, Fax or the Internet" for information regarding electronic exchanges.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. THE FUND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR FREQUENT TRADING IN RESPONSE TO SHORT-TERM STOCK MARKET FLUCTUATIONS. ACCORDINGLY, PURCHASES THAT ARE PART OF EXCHANGE ACTIVITY THAT THE FUND OR AMERICAN FUNDS DISTRIBUTORS HAVE DETERMINED COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND MAY BE REJECTED.



 PURCHASE MINIMUMS FOR ALL CLASSES OF SHARES
-------------------------------------------------------------------------
 To establish an account (including retirement plan accounts)   $    250
    For a retirement plan account through payroll deduction     $     25
    or employer-sponsored CollegeAmerica account
 To add to an account                                           $     50
    For a retirement plan account through payroll deduction     $     25
    or employer-sponsored CollegeAmerica account
-------------------------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS B SHARES                            $100,000
-------------------------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS C SHARES                            $500,000

PURCHASE MINIMUMS AND MAXIMUMS


VALUING SHARES

The fund's net asset value is the value of a single share. The fund calculates its net asset value, each day the New York Stock Exchange is open, as of approximately 4:00 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making "fair value" determinations if market quotations are not readily available.


Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request. A contingent deferred sales charge may apply at the time you sell certain Class A, B and C shares.


                                     16
Washington Mutual Investors Fund / Prospectus

Sales Charges

CLASS A SHARES


The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. Any applicable sales charge will be paid directly from your investment and, as a result, will reduce the amount of your investment.


                                      SALES CHARGE AS A
                                         PERCENTAGE OF
                                                                DEALER
                                                   NET        COMMISSION
                                       OFFERING   AMOUNT       AS % OF
 INVESTMENT                             PRICE    INVESTED   OFFERING PRICE
---------------------------------------------------------------------------
 Less than $25,000                      5.75%     6.10%         5.00%
---------------------------------------------------------------------------
 $25,000 but less than $50,000          5.00%     5.26%         4.25%
---------------------------------------------------------------------------
 $50,000 but less than $100,000         4.50%     4.71%         3.75%
---------------------------------------------------------------------------
 $100,000 but less than $250,000        3.50%     3.63%         2.75%
---------------------------------------------------------------------------
 $250,000 but less than $500,000        2.50%     2.56%         2.00%
---------------------------------------------------------------------------
 $500,000 but less than $750,000        2.00%     2.04%         1.60%
---------------------------------------------------------------------------
 $750,000 but less than $1 million      1.50%     1.52%         1.20%
---------------------------------------------------------------------------
 $1 million or more and certain other   none      none          none
  investments described below
---------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

INVESTMENTS OF $1 MILLION OR MORE MAY BE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE IF SHARES ARE SOLD WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans, including certain 403(b) plans, investing $1 million or more or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through retirement plans, endowments or foundations with $50 million or more in assets, and investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

A transfer from the Virginia Prepaid Education Program or the Virginia Education Savings Trust to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.


                                     17
                                  Washington Mutual Investors Fund / Prospectus

CLASS B AND C SHARES

Class B and C shares are sold without any initial sales charge. American Funds Distributors pays 4% of the amount invested to dealers who sell Class B shares and 1% to dealers who sell Class C shares.

For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase. For Class B shares, a contingent deferred sales charge may be applied to shares you sell within six years of purchase, as shown in the table below.

CLASS B SHARES SOLD WITHIN YEAR   1    2    3    4    5     6
----------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGE  5%   4%   4%   3%   2%    1%


Shares acquired through reinvestment of dividend or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See "Contingent Deferred Sales Charge Waivers" below. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

See "Plans of Distribution" below for ongoing compensation paid to your dealer or financial adviser for all share classes.

CONVERSION OF CLASS B AND C SHARES

Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date; however, Class 529-C shares will not convert to Class 529-F shares. The Internal Revenue Service currently takes the position that these automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this happens, you would have the option of converting your Class B, 529-B or C shares to the respective share classes at the anniversary dates described above, but you might face certain tax consequences as a result.

CLASS F AND 529-E SHARES

Class F and Class 529-E shares are sold without any initial or contingent deferred sales charge.


                                     18
Washington Mutual Investors Fund / Prospectus

Sales Charge Reductions and Waivers

You must let your investment dealer or American Funds Service Company know at the time you purchase shares if you qualify for a reduction in your Class A initial sales charge or waiver of your Class B or C contingent deferred sales charge.

REDUCING YOUR CLASS A INITIAL SALES CHARGE

You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your Class A sales charge.

 AGGREGATING ACCOUNTS

 To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

 . trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the primary beneficiary of the trust;

 .solely controlled business accounts;

 .single-participant retirement plans.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of any class of shares of two or more American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in any class of shares of the American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to determine your Class A sales charge. Direct purchases of money market funds are excluded.

 STATEMENT OF INTENTION

 You may reduce your Class A sales charges by establishing a Statement of Intention. A Statement of Intention allows you to combine all non-money market fund purchases of all share classes you intend to make over a 13-month period, as well as individual American Legacy variable annuity and life insurance policies, to determine the applicable sales charge. At your request, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be

                                     19
                                  Washington Mutual Investors Fund / Prospectus
 held in escrow to cover additional Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

CONTINGENT DEFERRED SALES CHARGE WAIVERS

The contingent deferred sales charge on Class A, B and C shares may be waived in the following cases:

.. when receiving payments through systematic withdrawal plans (up to 12% of the value of each fund account);

.. when receiving required minimum distributions from retirement accounts upon reaching age 70 1/2;

.. for redemptions due to death or post-purchase disability of the shareholder
 (this generally excludes trusts); or

.. for redemptions due to a beneficiary's death, post-purchase disability or receipt of a scholarship (only applies to 529 share classes for the amount of the scholarship).


Plans of Distribution

The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.25% for Class A shares, up to 0.50% for Class 529-A shares, 1.00% for Class B, 529-B, C and 529-C shares, up to 0.75% for Class 529-E shares, and up to 0.50% for Class F and 529-F shares. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class may be used for distribution expenses.

The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier in the Annual Fund Operating Expenses Table. Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.


                                     20
Washington Mutual Investors Fund / Prospectus

How to Sell Shares

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

THROUGH YOUR DEALER OR FINANCIAL ADVISER (CERTAIN CHARGES MAY APPLY)

.. Shares held for you in your dealer's name must be sold through the dealer.

.. Class F shares must be sold through your dealer or financial adviser.

WRITING TO AMERICAN FUNDS SERVICE COMPANY

.. Requests must be signed by the registered shareholder(s).

.. A signature guarantee is required if the redemption is:

 -- over $75,000;

 -- made payable to someone other than the registered shareholder(s); or

 -- sent to an address other than the address of record, or an address of record that has been changed within the last 10 days.

.. American Funds Service Company reserves the right to require signature guarantee(s) on any redemptions.

.. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR USING THE INTERNET

.. Redemptions by telephone, fax or the Internet (including American FundsLine(R) and American FundsLine OnLine(R)) are limited to $75,000 per American Funds shareholder each day.

.. Checks must be made payable to the registered shareholder.

.. Checks must be mailed to an address of record that has been used with the account for at least 10 days.

TRANSACTIONS BY TELEPHONE, FAX OR THE INTERNET

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax or Internet services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, the fund's business manager, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

                                     21
                                  Washington Mutual Investors Fund / Prospectus

Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in March, June, September and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividend and/or capital gain distributions to purchase additional shares of this fund or other American Funds, or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.
 Dividend and capital gain distributions by 529 share classes will be automatically reinvested.

TAXES ON DISTRIBUTIONS

Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

TAXES ON TRANSACTIONS

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

PLEASE SEE YOUR TAX ADVISER FOR MORE INFORMATION. HOLDERS OF 529 SHARES SHOULD REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR MORE INFORMATION REGARDING THE TAX CONSEQUENCES OF SELLING 529 SHARES.


                                     22
Washington Mutual Investors Fund / Prospectus

                                     23
Financial Highlights/1/

The financial highlights table is intended to help you understand the fund's results for the past five years. As of April 30, 2002, there were no Class 529-F shares outstanding. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.




                                                     INCOME FROM INVESTMENT OPERATIONS
                                                                   Net (losses)
                                                                     gains on
                                     Net asset                      securities
                                      value,          Net         (both realized  Total from
                                     beginning     investment          and        investment
                                     of period  income (loss)/2/  unrealized)/2/  operations
----------------------------------------------------------------------------------------------
 CLASS A:
 Year ended 4/30/2002                 $29.80         $ .50           $ (.75)       $ (.25)
 Year ended 4/30/2001                  29.14           .57             3.17          3.74
 Year ended 4/30/2000                  35.31           .61            (3.09)        (2.48)
 Year ended 4/30/1999                  33.92           .60             3.99          4.59
 Year ended 4/30/1998                  25.93           .62             9.65         10.27
----------------------------------------------------------------------------------------------
 CLASS B:
 Year ended 4/30/2002                  29.71           .25             (.72)         (.47)
 Year ended 4/30/2001                  29.11           .29             3.22          3.51
 Period from 3/15/2000 to 4/30/2000    26.93           .02             2.16          2.18
----------------------------------------------------------------------------------------------
 CLASS C:
 Year ended 4/30/2002                  29.70           .21             (.73)         (.52)
 Period from 3/15/2001 to 4/30/2001    28.32          (.02)            1.40          1.38
----------------------------------------------------------------------------------------------
 CLASS F:
 Year ended 4/30/2002                  29.79           .42             (.72)         (.30)
 Period from 3/15/2001 to 4/30/2001    28.37           .01             1.41          1.42
----------------------------------------------------------------------------------------------
 CLASS 529-A:
 Period from 2/15/2002 to 4/30/2002   $27.71         $ .04           $  .75        $  .79
----------------------------------------------------------------------------------------------
 CLASS 529-B:
 Period from 2/19/2002 to 4/30/2002    27.25          (.01)            1.22          1.21
----------------------------------------------------------------------------------------------
 CLASS 529-C:
 Period from 2/15/2002 to 4/30/2002    27.71          (.01)             .75           .74
 CLASS 529-E:
 Period from 3/1/2002 to 4/30/2002     28.59           .01             (.13)         (.12)

                                            DIVIDENDS AND DISTRIBUTIONS


                                     Dividends                                                             Net assets,
                                     (from net   Distributions                    Net asset                  end of
                                     investment      (from           Total      value, end of    Total       period
                                      income)    capital gains)  distributions     period      return/3/  (in millions)
-------------------------------------------------------------------------------------------------------------------------
 CLASS A:
 Year ended 4/30/2002                  $(.54)       $ (.64)         $(1.18)        $28.37        (.73)%      $50,669
 Year ended 4/30/2001                   (.58)        (2.50)          (3.08)         29.80       13.54         48,700
 Year ended 4/30/2000                   (.58)        (3.11)          (3.69)         29.14       (6.96)        47,319
 Year ended 4/30/1999                   (.61)        (2.59)          (3.20)         35.31       14.61         57,018
 Year ended 4/30/1998                   (.62)        (1.66)          (2.28)         33.92       40.80         45,764
-------------------------------------------------------------------------------------------------------------------------
 CLASS B:
 Year ended 4/30/2002                   (.35)         (.64)           (.99)         28.25       (1.50)         1,097
 Year ended 4/30/2001                   (.41)        (2.50)          (2.91)         29.71       12.68            289
 Period from 3/15/2000 to 4/30/2000        -             -               -          29.11        8.09             34
-------------------------------------------------------------------------------------------------------------------------
 CLASS C:
 Year ended 4/30/2002                   (.32)         (.64)           (.96)         28.22       (1.68)           678
 Period from 3/15/2001 to 4/30/2001        -             -               -          29.70        4.87             36
-------------------------------------------------------------------------------------------------------------------------
 CLASS F:
 Year ended 4/30/2002                   (.52)         (.64)          (1.16)         28.33        (.89)           444
 Period from 3/15/2001 to 4/30/2001        -             -               -          29.79        5.01             16
-------------------------------------------------------------------------------------------------------------------------
 CLASS 529-A:
 Period from 2/15/2002 to 4/30/2002    $(.14)            -          $ (.14)        $28.36        2.82%       $    49
-------------------------------------------------------------------------------------------------------------------------
 CLASS 529-B:
 Period from 2/19/2002 to 4/30/2002     (.12)            -            (.12)         28.34        4.38             11
-------------------------------------------------------------------------------------------------------------------------
 CLASS 529-C:
 Period from 2/15/2002 to 4/30/2002     (.12)            -            (.12)         28.33        2.65             15
 CLASS 529-E:
 Period from 3/1/2002 to 4/30/2002      (.13)            -            (.13)         28.34        (.44)             1



                                      Ratio of     Ratio of net
                                     expenses to   income (loss)
                                     average net    to average
                                       assets       net assets
-----------------------------------------------------------------
 CLASS A:
 Year ended 4/30/2002                    .65%          1.72%
 Year ended 4/30/2001                    .65           1.95
 Year ended 4/30/2000                    .63           1.91
 Year ended 4/30/1999                    .61           1.84
 Year ended 4/30/1998                    .62           2.08
-----------------------------------------------------------------
 CLASS B:
 Year ended 4/30/2002                   1.41            .88
 Year ended 4/30/2001                   1.42            .99
 Period from 3/15/2000 to 4/30/2000      .17            .08
-----------------------------------------------------------------
 CLASS C:
 Year ended 4/30/2002                   1.51            .72
 Period from 3/15/2001 to 4/30/2001      .23           (.07)
-----------------------------------------------------------------
 CLASS F:
 Year ended 4/30/2002                    .78           1.46
 Period from 3/15/2001 to 4/30/2001      .12            .04
-----------------------------------------------------------------
 CLASS 529-A:
 Period from 2/15/2002 to 4/30/2002      .16%           .14%
-----------------------------------------------------------------
 CLASS 529-B:
 Period from 2/19/2002 to 4/30/2002      .30           (.02)
-----------------------------------------------------------------
 CLASS 529-C:
 Period from 2/15/2002 to 4/30/2002      .32           (.03)
 CLASS 529-E:
 Period from 3/1/2002 to 4/30/2002       .17            .04


Washington Mutual Investors Fund / Prospectus

                                                YEAR ENDED APRIL 30
                            2002          2001          2000          1999           1998
----------------------------------------------------------------------------------------------
 PORTFOLIO TURNOVER         22%           25%           26%           28%            18%
RATE



1 Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
2 Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
3 Total returns exclude all sales charges, including contingent deferred sales charges.

                                  Washington Mutual Investors Fund / Prospectus

NOTES


                                     25
                                  Washington Mutual Investors Fund / Prospectus

NOTES


                                     26
Washington Mutual Investors Fund / Prospectus

NOTES



                                     27
                                  Washington Mutual Investors Fund / Prospectus

[This page is intentionally left blank for this filing.]

Washington Mutual Investors Fund

[This page is intentionally left blank for this filing.]


                                     29

Washington Mutual Investors Fund

[logo - American Funds (sm)]


                                          The right choice for the long term/SM/


          FOR SHAREHOLDER          American Funds Service Company
          SERVICES                 800/421-0180
          FOR RETIREMENT PLAN      Call your employer or plan
          SERVICES                 administrator
          FOR DEALER SERVICES      American Funds Distributors
                                  800/421-9900
          FOR COLLEGEAMERICA       American Funds Service Company
                                   800 /421-0180, ext. 529
                                   American FundsLine(R)
          FOR 24                   800/325-3590
          -HOUR INFORMATION        American FundsLine OnLine(R)
                                   www.americanfunds.com
          Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.
-----------------------------------------------------------------------------------


MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS The shareholder reports contain additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

COLLEGEAMERICA PROGRAM DESCRIPTION The Program Description contains additional information about the policies and services related to CollegeAmerica accounts.

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The SAI contains more detailed information on all aspects of the fund, including the fund's financial statements, and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund, the business manager and the fund's investment adviser and its affiliated companies.

The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

If you would like to receive individual copies of these documents, or a free copy of the SAI, Codes of Ethics or CollegeAmerica Program Description, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 1101 Vermont Avenue, N.W., Washington, D.C. 20005.

[LOGO - recycled bug]



Printed on recycled paper                   Investment Company File No. 811-604
WMIF-010-0602/MC
-------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds    Capital Research and Management       Capital International
Capital Guardian        Capital Bank and Trust

[logo - American Funds (sm)]


                                          The right choice for the long term/SM/


Washington Mutual Investors Fund/SM/

Retirement Plan Prospectus


TABLE OF CONTENTS
 1    Risk/Return Summary
 4    Fees and Expenses of the Fund
 5    Investment Objective, Strategies and Risks
 8    Management and Organization
10    Purchase, Exchange and Sale of Shares
11    Sales Charges
12    Sales Charge Reductions
13    Individual Retirement Account (IRA) Rollovers
13    Plans of Distribution
14    Distributions and Taxes
15    Financial Highlights




 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 PROSPECTUS



 June 22, 2002

Risk/Return Summary

The fund seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing. The fund invests primarily in common stocks of larger, more established companies that meet the listing requirements of the New York Stock Exchange and have a strong record of earnings and dividends.

The fund is designed to provide fiduciaries, organizations, institutions and individuals with a convenient and prudent medium of investment in high quality common stocks and securities convertible into common stocks. It is especially designed to serve those individuals who are charged with the responsibility of investing retirement plan trusts, other fiduciary type reserves, or family funds, but who are reluctant to undertake the selection and supervision of individual stocks.

The fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks. The fund has stringent Investment Standards based upon criteria originally adopted by the United States District Court for the District of Columbia and in effect for many years for determining eligibility under the Court's Legal List procedure for the investment of trust funds. Applying these Investment Standards, the fund's Investment Adviser compiles an "Eligible List" of investments considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock investing. The Investment Adviser is required to select the fund's investments exclusively from the Eligible List. The Investment Adviser monitors the Eligible List and makes recommendations to the Board of Directors of additions to, or deletions from, the List to comply with the fund's Investment Standards.

Your investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to events specifically involving the companies in which the fund invests, as well as economic, political or social events in the U.S. or abroad.

The prices of and the income generated by securities owned by the fund may be affected by events specifically involving the companies issuing those securities.


Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.


                                     1
                                  Washington Mutual Investors Fund / Prospectus

HISTORICAL INVESTMENT RESULTS

The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.


CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
Results do not include a sales charge;
if one were included, results would be lower.)
[bar chart]
1992   9.10%
1993  13.05
1994   0.49
1995  41.21
1996  20.17
1997  33.29
1998  19.37
1999   1.16
2000   9.06
2001   1.51
[end chart]



Highest/lowest quarterly results during this time period were:

HIGHEST                   14.44%  (quarter ended June 30, 1997)
LOWEST                    -9.39%  (quarter ended September 30, 1999)


The year-to-date result was 3.63% for the three months ended March 31, 2002.



                                     2
Washington Mutual Investors Fund / Prospectus

Unlike the bar chart on the previous page, the Investment Results Table below reflects, as required by Securities and Exchange Commission rules, the fund's investment results with the maximum initial sales charge imposed. Class A share results reflect the maximum initial sales charge of 5.75%. Sales charges are reduced for purchases of $25,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

Since the fund's Class R shares were first available on May 15, 2002, comparable results for these classes are not available for the 2001 calendar year.

 INVESTMENT RESULTS TABLE (WITH MAXIMUM SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                                 ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME/1/
-------------------------------------------------------------------------------
 CLASS A - BEGAN 7/31/52          -4.32%     10.92%     13.45%       13.23%
 S&P 500/2/                      -11.83%     10.69%     12.91%       11.90%
 Lipper Growth and Income Fund    -7.42%      8.42%     11.49%         N/A
 Index/3/
-------------------------------------------------------------------------------
 Class A 30-day yield at December 31, 2001: 1.54%
 (For current yield information, please call American FundsLine at
 1-800-325-3590.)


1 Lifetime results are as of the date Class A shares first became available.
2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lipper Growth and Income Fund Index is an equally weighted performance index that represents funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes. This index was not in existence as of the date the fund's Class A shares began investment operations; therefore, lifetime results are not available.


                                     3
                                  Washington Mutual Investors Fund / Prospectus

Fees and Expenses of the Fund


 SHAREHOLDER FEES TABLE (PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                  ALL R SHARE
                                                       CLASS A      CLASSES
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                    5.75%/1/     none
 Maximum sales charge imposed on reinvested dividends   none         none
 Maximum deferred sales charge                         none/2/       none
 Redemption or exchange fees                            none         none


1 Sales charges are reduced or eliminated for purchases of $25,000 or more.
2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.


 ANNUAL FUND OPERATING EXPENSES TABLE (DEDUCTED FROM FUND ASSETS)
                              CLASS A  R-1/1/  R-2/1/  R-3/1/  R-4/1/   R-5/1/
 Management Fees               0.29%   0.29%   0.29%   0.29%   0.29%    0.29%
 Distribution and/or Service
 (12b-1) Fees/2/               0.25%   1.00%   0.75%   0.50%   0.25%    none
 Other Expenses                0.11%   0.20%   0.40%   0.26%   0.18%    0.13%
 Total Annual Fund Operating
 Expenses                      0.65%   1.49%   1.44%   1.05%   0.72%    0.42%


1 Based on estimated amounts for the current fiscal year.
2 Class A, R-2, R-3 and R-4 12b-1 fees may not exceed 0.25%, 1.00%, 0.75%, and
 0.50%, respectively, of the class' average net assets annually. Class R-1 fees will always be 1.00% of the class' average net assets annually.

EXAMPLE

The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividend and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

                        ONE YEAR  THREE YEARS  FIVE YEARS   TEN YEARS
 Class A/1/               $638       $771         $916       $1,339
 R-1                      $152       $471         $813       $1,779
 R-2                      $147       $456         $787       $1,724
 R-3                      $107       $334         $579       $1,283
 R-4                      $ 74       $230         $401       $  894
 R-5                      $ 43       $135         $235       $  530



1 Reflects the maximum initial sales charge in the first year.


                                     4
Washington Mutual Investors Fund / Prospectus

Investment Objective, Strategies and Risks

The fund's investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing. The fund strives to accomplish this objective through fundamental research, careful selection, and broad diversification. In the selection of securities for investment, current and potential yield as well as the potential for long-term capital appreciation are considered. The fund strives in its overall portfolio to achieve an above average yield and a below average price-to-earnings ratio in relation to the Standard & Poor's 500 Composite Index (a broad, unmanaged index). The fund's portfolio is limited to securities included on its Eligible List, which is compiled to conform to the fund's Investment Standards based on criteria that were originally adopted by the United States District Court for the District of Columbia. The Investment Adviser monitors the Eligible List and makes recommendations to the Board of Directors of changes necessary for continued compliance with the fund's Investment Standards.

The prices of and the income generated by securities held by the fund may decline in response to certain events, including: those directly involving the companies whose securities are owned in the fund; conditions affecting the general economy; overall market changes; global political, social or economic instability; and currency and interest rate fluctuations.


The fund's policy is to maintain at all times for its shareholders a fully invested and widely diversified portfolio of securities; however, the fund may hold, to a limited extent, short-term U.S. government securities, cash and cash equivalents.

In addition to the principal investment strategies described above, the fund has other investment practices that are described in the statement of additional information.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek reasonably priced securities that represent above average long-term investment opportunities. This is accomplished not only through fundamental analysis, but also by meeting with company executives and employees, suppliers, customers and competitors in order to gain in-depth knowledge of a company's true value. Securities may be sold when the investment adviser believes they no longer represent good long-term value.


                                     5
                                  Washington Mutual Investors Fund / Prospectus

 INVESTMENT RESULTS TABLE (WITHOUT SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                         ONE YEAR     FIVE YEARS     TEN YEARS      LIFETIME/1/
----------------------------------------------------------------------------------
 CLASS A - BEGAN            1.51%       12.25%         14.12%          13.36%
 7/31/52
 S&P 500/2/               -11.83%       10.69%         12.91%          11.90%
 Lipper Growth and         -7.42%        8.42%         11.49%            N/A
 Income Fund Index/3/
 Class A distribution rate at December 31, 2001/4/: 1.90%
 (For current distribution rate information, please call American FundsLine at
 1-800-325-3590.)


1 Lifetime results are as of the date Class A shares first became available.
2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lipper Growth and Income Fund Index is an equally weighted performance index that represents funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes. This index was not in existence as of the date the fund's Class A shares began investment operations; therefore, lifetime results are not available.
4 The distribution rate is based on actual distributions paid to shareholders over a 12-month interval. Capital gain distributions are added back to the net asset value to determine the rate.


                                     6
Washington Mutual Investors Fund / Prospectus

 LARGEST INDUSTRY HOLDINGS AS OF APRIL 30, 2002
                                                  PERCENT OF NET ASSETS
 Banks                                                   10.94%
------------------------------------------------------------------------
 Electric Utilities                                       8.97
------------------------------------------------------------------------
 Oil & Gas                                                8.35
------------------------------------------------------------------------
 Pharmaceuticals                                          8.06
------------------------------------------------------------------------
 Diversified Telecommunication Services                   6.90
------------------------------------------------------------------------

 LARGEST HOLDINGS AS OF APRIL 30, 2002
 ChevronTexaco                                            3.94%
------------------------------------------------------------------------
 Bank of America                                          3.37
------------------------------------------------------------------------
 J.P. Morgan Chase                                        3.16
------------------------------------------------------------------------
 Wells Fargo                                              1.86
------------------------------------------------------------------------
 Eli Lilly                                                1.85
------------------------------------------------------------------------
 BANK ONE                                                 1.80
------------------------------------------------------------------------
 Verizon Communications                                   1.74
------------------------------------------------------------------------
 Household International                                  1.74
------------------------------------------------------------------------
 Pharmacia                                                1.70
------------------------------------------------------------------------
 Exxon Mobil                                              1.68



Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at www.americanfunds.com.

                                     7
                                  Washington Mutual Investors Fund / Prospectus

Management and Organization

BUSINESS MANAGER

Washington Management Corporation or its predecessors, since the fund's inception, has provided the services necessary to carry on the fund's general administrative and corporate affairs. These services encompass general corporate governance, regulatory compliance and oversight of each of the fund's contractual service providers including custodian operations, shareholder services and fund share distribution functions. Washington Management Corporation, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, maintains its principal business address at 1101 Vermont Avenue, NW, Washington, DC 20005.

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier in the Annual Fund Operating Expenses Table.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for Washington Mutual Investors Fund are:


                                     8
Washington Mutual Investors Fund / Prospectus

 PORTFOLIO COUNSELOR/ FUND      PORTFOLIO COUNSELOR       PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)        EXPERIENCE IN THIS FUND     (OR AFFILIATE) AND INVESTMENT EXPERIENCE
-----------------------------------------------------------------------------------------------------------
 TIMOTHY D. ARMOUR                    12 years            Chairman and Principal Executive Officer, Capital
                                (plus 4 years prior       Research Company
                              experience as a research
                             professional for the fund)   Investment professional for 19 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 STEPHEN E. BEPLER                    21 years            Senior Vice President, Capital Research Company
                                (plus 8 years prior
                              experience as a research    Investment professional for 36 years in total;30
                             professional for the fund)   years with Capital Research and Management
                                                          Company or affiliate

-----------------------------------------------------------------------------------------------------------
 ALAN N. BERRO                        4 years             Senior Vice President, Capital Research Company
                                (plus 6 years prior
                              experience as a research    Investment professional for 16 years in total;11
                             professional for the fund)   years with Capital Research and Management
                                                          Company or affiliate

-----------------------------------------------------------------------------------------------------------
 JAMES K. DUNTON                      24 years            Senior Vice President and Director, Capital
                                (plus 7 years prior       Research and Management Company
                              experience as a research
                             professional for the fund)   Investment professional for 40 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 J. DALE HARVEY                       5 years             Vice President, Capital Research and Management
                                (plus 4 years prior       Company
                              experience as a research
                             professional for the fund)   Investment professional for 13 years in total;11
                                                          years with Capital Research and Management
                                                          Company or affiliate
-----------------------------------------------------------------------------------------------------------
 GREGG E. IRELAND                     12 years            Senior Vice President, Capital Research and
                                (plus 7 years prior       Management Company
                              experience as a research
                             professional for the fund)   Investment professional for 29 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 JAMES B. LOVELACE                    12 years            Senior Vice President and Director, Capital
                                (plus 2 years prior       Research and Management Company
                              experience as a research
                             professional for the fund)   Investment professional for 20 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 ROBERT G. O'DONNELL                  9 years             Senior Vice President and Director, Capital
                                (plus 17 years prior      Research and Management Company
                              experience as a research
                             professional for the fund)   Investment professional for 30 years in total;27
                                                          years with Capital Research and Management
                                                          Company or affiliate
-----------------------------------------------------------------------------------------------------------



                                     9
                                  Washington Mutual Investors Fund / Prospectus

Purchase, Exchange and Sale of Shares

PURCHASES AND EXCHANGES

Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. In addition, Class R-5 shares generally are available only to retirement plans with $1 million or more in plan assets. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or recordkeeper.

Shares of the fund offered through this prospectus generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchanges of Class A shares from money market funds purchased without a sales charge generally will be subject to the appropriate sales charge.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. THE FUND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR FREQUENT TRADING IN RESPONSE TO SHORT-TERM STOCK MARKET FLUCTUATIONS. ACCORDINGLY, PURCHASES THAT ARE PART OF EXCHANGE ACTIVITY THAT THE FUND OR AMERICAN FUNDS DISTRIBUTORS HAVE DETERMINED COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND MAY BE REJECTED.


SALES

Please contact your plan administrator or recordkeeper.

VALUING SHARES

The fund's net asset value is the value of a single share. The fund calculates its net asset value, each day the New York Stock Exchange is open, as of approximately 4:00 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making "fair value" determinations if market quotations are not readily available.


Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request.


                                     10
Washington Mutual Investors Fund / Prospectus

Sales Charges

CLASS A SHARES

The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. Any applicable sales charge will be paid directly from your investment and, as a result, will reduce the amount of your investment.


                                       SALES CHARGE AS A
                                         PERCENTAGE OF
                                                                DEALER
                                                   NET        COMMISSION
                                       OFFERING   AMOUNT       AS % OF
 INVESTMENT                             PRICE    INVESTED   OFFERING PRICE
---------------------------------------------------------------------------
 Less than $25,000                      5.75%     6.10%         5.00%
---------------------------------------------------------------------------
 $25,000 but less than $50,000          5.00%     5.26%         4.25%
---------------------------------------------------------------------------
 $50,000 but less than $100,000         4.50%     4.71%         3.75%
---------------------------------------------------------------------------
 $100,000 but less than $250,000        3.50%     3.63%         2.75%
---------------------------------------------------------------------------
 $250,000 but less than $500,000        2.50%     2.56%         2.00%
---------------------------------------------------------------------------
 $500,000 but less than $750,000        2.00%     2.04%         1.60%
---------------------------------------------------------------------------
 $750,000 but less than $1 million      1.50%     1.52%         1.20%
---------------------------------------------------------------------------
 $1 million or more and certain other   none      none          none
  investments described below
---------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

Employer-sponsored defined contribution-type plans, including certain 403(b) plans, investing $1 million or more or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

CLASS R SHARES

Class R shares are sold with no initial or deferred sales charges. The distributor will pay dealers annually, asset-based compensation of 1.00% for sales of Class R-1 shares, 0.75% for Class R-2 shares, 0.50% for Class R-3 shares, and 0.25% for Class R-4 shares. No dealer compensation is paid on sales of Class R-5 shares. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).


                                     11
                                  Washington Mutual Investors Fund / Prospectus

Sales Charge Reductions

Class A sales charges may be reduced in the following ways:

CONCURRENT PURCHASES

Simultaneous purchases of any class of shares of two or more American Funds may be combined to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

RIGHTS OF ACCUMULATION

The current value (or if greater, the amount invested less any withdrawals) of existing holdings in any class of shares of the American Funds may be taken into account to determine Class A sales charges. Direct purchases of money market funds are excluded.

STATEMENT OF INTENTION

Class A sales charges may be reduced by establishing a Statement of Intention. A Statement of Intention allows all non-money market fund purchases of all share classes intended to be made over a 13-month period to be combined in order to determine the applicable sales charge. At the request of a plan, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges which may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction.


                                     12
Washington Mutual Investors Fund / Prospectus

Individual Retirement Account (IRA) Rollovers

Assets from a retirement plan may be invested in Class A, B, C or F shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.

An IRA rollover involving retirement plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in:
 . Class A shares at net asset value;
 . Class A shares subject to the applicable initial sales charge;
 . Class B shares;
 . Class C shares; or
 . Class F shares

Retirement plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.

Retirement plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees. Dealer commissions on such assets will be paid only on rollovers of $1 million or more.

Plans of Distribution

The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.25% for Class A shares, 1.00% for Class R-1 shares, and up to 1.00%, 0.75% and 0.50% for Class R-2, R-3 and R-4 shares, respectively. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier in the Annual Fund Operating Expenses Table. Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                     13
                                  Washington Mutual Investors Fund / Prospectus

Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in March, June, September and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividend and capital gain distributions paid to retirement plan shareholders will automatically be reinvested.

TAXES ON DISTRIBUTIONS

Dividends and capital gains distributed by the fund to retirement plan accounts currently are not taxable.

TAXES ON TRANSACTIONS

Distributions taken from a retirement plan account generally are taxable as ordinary income.

Please see your tax adviser for further information.


                                     14
Washington Mutual Investors Fund / Prospectus

Financial Highlights

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A shares.
 A similar table will be shown for the R share classes beginning with the fund's 2003 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.



                                               CLASS A
                                         YEAR ENDED APRIL 30
                           2002       2001      2000       1999        1998
 NET ASSET VALUE,        $ 29.80    $ 29.14   $ 35.31    $ 33.92     $ 25.93
BEGINNING OF YEAR
-------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       .50        .57       .61        .60/1/      .62/1/
 Net (losses) gains on
securities (both            (.75)      3.17     (3.09)      3.99/1/     9.65/1/
 realized and
unrealized)
-------------------------------------------------------------------------------
 Total from investment      (.25)      3.74     (2.48)      4.59       10.27
operations
-------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net        (.54)      (.58)     (.58)      (.61 )      (.62 )
investment income)
 Distributions (from        (.64)     (2.50)    (3.11)     (2.59 )     (1.66 )
capital gains)
-------------------------------------------------------------------------------
 Total distributions       (1.18)     (3.08)    (3.69)     (3.20 )     (2.28 )
-------------------------------------------------------------------------------
 NET ASSET VALUE, END    $ 28.37    $ 29.80   $ 29.14    $ 35.31     $ 33.92
OF YEAR
-------------------------------------------------------------------------------
 TOTAL RETURN/2/            (.73)%    13.54%    (6.96)%    14.61 %     40.80 %
-------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL
DATA:
 Net assets, end of      $50,669    $48,700   $47,319    $57,018     $45,764
year (in millions)
-------------------------------------------------------------------------------
 Ratio of expenses to        .65%       .65%      .63%       .61 %       .62 %
average net assets
-------------------------------------------------------------------------------
 Ratio of net income to     1.72%      1.95%     1.91%      1.84 %      2.08 %
average net assets
 Portfolio turnover           22%        25%       26%        28 %        18 %
rate



1 Based on shares outstanding on the last day of the year.

2 Total returns exclude all sales charges, including contingent deferred sales charges.

                                     15
                                  Washington Mutual Investors Fund / Prospectus

NOTES


                                     16
Washington Mutual Investors Fund / Prospectus

NOTES


                                     17
                                  Washington Mutual Investors Fund / Prospectus

[logo - American Funds (sm)]


                                          The right choice for the long term/SM/


          FOR SHAREHOLDER         American Funds Service Company
          SERVICES                800/421-0180
          FOR RETIREMENT PLAN     Call your employer or plan
          SERVICES                administrator
          FOR DEALER SERVICES     American Funds Distributors
                                  800/421-9900
                                  American FundsLine(R)
          FOR 24                  800/325-3590
          -HOUR INFORMATION       American FundsLine OnLine(R)
                                  www.americanfunds.com
          Telephone conversations may be recorded or monitored
          for verification, recordkeeping and quality assurance
          purposes.
-----------------------------------------------------------------------------------


MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS The shareholder reports contain additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The Retirement Plan SAI contains more detailed information on all aspects of the fund, including the fund's financial statements, and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund, the business manager and the fund's investment adviser and its affiliated companies.

The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

If you would like to receive individual copies of these documents, or a free copy of the Retirement Plan SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 1101 Vermont Avenue, N.W., Washington, D.C. 20005.


[LOGO - recycled bug]


Printed on recycled paper                   Investment Company File No. 811-604
RPWMIF-010-0602/MC
-------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds    Capital Research and Management       Capital International
Capital Guardian        Capital Bank and Trust

                     WASHINGTON MUTUAL INVESTORS FUND, INC.

                                     Part B
                      Statement of Additional Information

                               June 22, 2002



This document is not a prospectus but should be read in conjunction with the current prospectus of Washington Mutual Investors Fund (the "fund" or "WMIF") dated June 22, 2002. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:


                     Washington Mutual Investors Fund, Inc.
                              Attention: Secretary
                            1101 Vermont Avenue, N.W.
                            Washington, D.C.  20005
                                 (202) 842-5665

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employer for details.


                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        4
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .        6
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       22
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       27
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       30
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       33
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       37
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       38
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       39
Shareholder Account Services and Privileges . . . . . . . . . . . .       41
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       44
General Information . . . . . . . . . . . . . . . . . . . . . . . .       44
Class A Share Investment Results and Related Statistics . . . . . .       46
Financial Statements




                   Washington Mutual Investors Fund - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


GENERAL GUIDELINE

..    As set forth in its Prospectus, generally common stocks and securities convertible into common stocks meeting the fund's Investment Standards and on the fund's Eligible List may be held by the fund; however, the fund may also hold, to a limited extent, short-term U.S. government securities, cash and cash equivalents.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


NON-U.S. SECURITIES - The fund may invest in securities of certain companies domiciled outside of the United States if they meet the fund's other Investment Standards and are included in the Standard and Poor's 500 Composite Stock Index. Foreign securities may be subject to certain risks, different from those of investing in U.S. based companies. These include less publicly available information about issues, different accounting, auditing and financial reporting regulations and practices, changing economic, political and social conditions, and risks associated with foreign currency exchange rates and foreign trading markets. These securities are often in the form of American Depositary Receipts ("ADRs") which are typically issued by a U.S. bank or trust company evidencing ownership of an underlying foreign security. Investing in

                   Washington Mutual Investors Fund - Page 2 foreign securities that are traded in the U.S. or through ADRs avoids certain foreign currency risks. Investing through ADRs may, however, make it more difficult to exercise all of the rights that customarily attach to share ownership.



U.S. TREASURY AND AGENCY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

U.S. agency securities include those issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Tennessee Valley Authority, and Federal Farm Credit Bank System.


               THE FUND AND ITS INVESTMENT OBJECTIVE AND POLICIES

The fund has Investment Standards based upon criteria established by the United States District Court for the District of Columbia for determining the eligibility of securities under the Court's Legal List procedure which was in effect for many years. The fund has an Eligible List of investments based upon its Investment Standards. The fund's Investment Standards encompass numerous criteria which govern which securities may be included on the fund's Eligible List. Currently, those criteria include, for example: (i) a security shall be listed on or meet the listing requirements of the New York Stock Exchange; (ii) except for banks and a few other companies, the issuing company must have fully earned its dividends in at least four of the past five years and paid a dividend in at least nine of the past ten years; (iii) banks and savings and loan associations must have paid a dividend in at least four of the past five years;
(iv) companies which do not meet the fund's dividend payment requirements must meet other additional requirements which are generally more stringent than the fund's other standards applicable to dividend paying companies (these companies are limited to 5% of the fund's total assets at the time of the investment); (v) the ratio of current assets to liabilities for most individual companies must be at least 1.5 to 1, or their bonds must be rated at least investment grade by Standard and Poor's Corp; (vi) banks, insurance companies and other financial institutions must have capital funds of at least $100 million; and (vii) companies must not derive the majority of their revenues from alcohol or tobacco products. The Investment Standards are periodically reviewed by the fund's Board of Directors, Investment Adviser and Business Manager. Although the Standards are not changed frequently, modifications may be made, with the approval of the fund's Board of Directors, as a result of economic, market or corporate developments. The Investment Adviser is required to select the fund's investments exclusively from the Eligible List. The Investment Adviser monitors the Eligible List and makes recommendations to the Board of Directors of additions to, or deletions from, the List for continued compliance with the fund's Investment Standards.

                   Washington Mutual Investors Fund - Page 3

It is believed that in applying the above disciplines and procedures, the fund makes available to pension and profit-sharing trustees and other fiduciaries a prudent stock investment and an assurance of continuity of investment quality which it has always been the policy of the fund to provide. However, fiduciary investment responsibility and the Prudent Investor Rule involve a mixed question of law and fact which cannot be conclusively determined in advance. Moreover, recent changes to the Prudent Investor Rule in some jurisdictions speak to an allocation of funds among a variety of investments. Therefore, each fiduciary should examine the common stock portfolio of the fund to see that it, along with other investments, meets the requirements of the specific trust. The Investment Standards are not part of the fund's Investment Restrictions discussed below.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

The fund may not:


 1. Purchase any security which is not legal for the investment of trust funds in the District of Columbia;

 2.  Purchase or sell real estate or commodities;

 3. Make a purchase which would cause more than 5% of the value of the total assets of the fund to be invested in the securities of any one issuer;

 4. Make a purchase which would cause more than 10% of the outstanding securities of any issuer to be held in the portfolio of the fund;

 5. Invest in companies for the purpose of exercising control or management and may not invest in securities of other investment companies;

 6.  Purchase securities on margin or sell securities short;

 7.  Lend money;

 8. Borrow money except for temporary or emergency purposes and not for investment purposes and then only from banks in an amount not exceeding at the time of borrowing 10% of the fund's net assets, nor pledge or hypothecate more than 10% of its net assets and then only to secure such borrowing, provided that the fund may not purchase portfolio securities during any periods when loans amounting to 5% or more of the fund's net assets are outstanding; and


                   Washington Mutual Investors Fund - Page 4

 9. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry. The Board of Directors, acting upon the recommendations of the Advisory Board, may from time to time establish lower limitations on the amount of investment in specific industries.

It is declared policy of the fund to maintain a fully invested position with cash equivalents not to exceed 5% of net assets after allowing for sales of portfolio securities and fund shares within thirty days and the accumulation of cash balances representing undistributed net investment income and realized capital gains.


Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors as permitted by the Securities and Exchange Commission.


The fund does not act as an underwriter of securities issued by others, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as the term is defined in the Securities Act of 1933.


                   Washington Mutual Investors Fund - Page 5

                             MANAGEMENT OF THE FUND



BOARD OF DIRECTORS AND OFFICERS

                                     YEAR FIRST                                     NUMBER OF BOARDS
                        POSITION      ELECTED                                        WITHIN THE FUND
                        WITH THE     A DIRECTOR    PRINCIPAL OCCUPATION(S) DURING  COMPLEX/2/ ON WHICH  OTHER DIRECTORSHIPS/3/ HELD
     NAME AND AGE         FUND     OF THE FUND/1/           PAST 5 YEARS             DIRECTOR SERVES            BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INDEPENDENT" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Cyrus A. Ansary         Director       1984        President, Investment                   3            JPMorgan Value
 Age: 68                                            Services                                             Opportunities Fund
                                                    International Co. L.L.C.
                                                    (holding company for various
                                                    operating entities)
-----------------------------------------------------------------------------------------------------------------------------------
 Charles A. Bowsher      Director       2001        Retired Comptroller General             1            DeVry, Inc.
 Age: 71                                            of The United States
-----------------------------------------------------------------------------------------------------------------------------------
 Daniel J. Callahan      Director       1997        Vice Chairman & Treasurer,              1            JPMorgan Value
 III                                                The Morris & Gwendolyn                               Opportunities Fund; WGL
 Age: 70                                            Cafritz Foundation                                   Holdings, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Edward W. Kelley,       Director       2002        Retired Governor, Federal               1            Security Capital Corp.
 Jr.                                                Reserve Board
 Age: 70
-----------------------------------------------------------------------------------------------------------------------------------
 James C. Miller III     Director       1992        Chairman, Capital Analysis              3            Atlantic Coast Airlines;
 Age: 59                                            Group; former Counselor,                             JPMorgan Value
                                                    Citizens for a Sound Economy                         Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Katherine D. Ortega     Director       2002        Former Treasurer of the                 1            The Kroger Co.; Ralston
 Age: 67                                            United States                                        Purina Company; Rayonier
                                                                                                         Inc.; Ultramar Diamond
                                                                                                         Shamrock Corporation
-----------------------------------------------------------------------------------------------------------------------------------
 John Knox Singleton     Director       2001        President, INOVA Health                 1            Healthcare Realty Trust,
 Age: 53                                            System                                               Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 T. Eugene Smith         Director       1988        President, T. Eugene Smith,             3            JPMorgan Value
 Age: 71                                            Inc.                                                 Opportunities Fund
                                                    (real estate consulting,
                                                    planning and development)
-----------------------------------------------------------------------------------------------------------------------------------
 Leonard P. Steuart      Director       1997        Vice President,                         1            JPMorgan  Value
 II                                                 Steuart Investment Company                           Opportunities Fund
 Age: 67                                            (real estate investment and
                                                    operation)
-----------------------------------------------------------------------------------------------------------------------------------
 Margita E. White        Director       1988        Retired President,                      3            JPMorgan Value
 Age: 64                                            Association for                                      Opportunities Fund; Leitch
                                                    Maximum Service Television                           Technology Corp.
                                                    Inc.
-----------------------------------------------------------------------------------------------------------------------------------

                   Washington Mutual Investors Fund - Page 6

                                                    PRINCIPAL OCCUPATION(S) DURING
                                     YEAR FIRST            PAST 5 YEARS AND
                                      ELECTED               POSITIONS HELD            NUMBER OF BOARDS
                       POSITION       DIRECTOR         WITH AFFILIATED ENTITIES        WITHIN THE FUND     OTHER DIRECTORSHIPS/3/
                       WITH THE    AND/OR OFFICER    OR THE PRINCIPAL UNDERWRITER    COMPLEX/2/ ON WHICH            HELD
    NAME AND AGE         FUND      OF THE FUND/1/            OF THE FUND               DIRECTOR SERVES           BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4//,//5/
-----------------------------------------------------------------------------------------------------------------------------------
 Fred J. Brinkman      Director         1997        Senior Financial Consultant,              1            None
 Age: 73                                            Washington Management
                                                    Corporation
-----------------------------------------------------------------------------------------------------------------------------------
 James H. Lemon,       Chairman         1971        Chairman of the Board and                 3            JPMorgan Value
 Jr.                   of the                       Chief Executive Officer,                               Opportunities Fund
 Age: 66               Board                        The Johnston-Lemon Group,
                                                    Incorporated (financial
                                                    services holding company)
-----------------------------------------------------------------------------------------------------------------------------------
 Harry J. Lister       Vice             1972        President and Director,                   3            JPMorgan Value
 Age: 66               Chairman                     Washington Management                                  Opportunities Fund
                       of the                       Corporation
                       Board
-----------------------------------------------------------------------------------------------------------------------------------
 Jeffrey L. Steele     President        1999        Executive Vice President and              1            JPMorgan Value
 Age: 56               and                          Director, Washington                                   Opportunities Fund
                       Director                     Management Corporation; former
                                                    Partner, Dechert Price and
                                                    Rhoads
-----------------------------------------------------------------------------------------------------------------------------------

                   Washington Mutual Investors Fund - Page 7

                                                                                     PRINCIPAL OCCUPATION(S) DURING
                               POSITION          YEAR FIRST ELECTED                 PAST 5 YEARS AND POSITIONS HELD
                               WITH THE              AN OFFICER                         WITH AFFILIATED ENTITIES
    NAME AND AGE                 FUND              OF THE FUND/1/               OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Howard L.              Senior Vice President,          1983          Director, Senior Vice President, Secretary and Assistant
 Kitzmiller                 Secretary and                             Treasurer, Washington Management Corporation
 Age: 72                      Treasurer
-----------------------------------------------------------------------------------------------------------------------------------
 Ralph S. Richard           Vice President              1953          Director, Vice President and Treasurer, Washington
 Age: 83                                                              Management Corporation
-----------------------------------------------------------------------------------------------------------------------------------
 Lois A. Erhard             Vice President              1983          Vice President, Washington Management Corporation
 Age: 50
-----------------------------------------------------------------------------------------------------------------------------------
 Michael W. Stockton        Assistant Vice              1995          Vice President, Assistant Secretary and Assistant Treasurer,
 Age: 35                 President, Assistant                         Washington Management Corporation
                            Secretary and
                         Assistant Treasurer
-----------------------------------------------------------------------------------------------------------------------------------
 J. Lanier Frank            Assistant Vice              1992          Assistant Vice President, Washington Management Corporation
 Age: 41                      President
-----------------------------------------------------------------------------------------------------------------------------------
 Ashley L. Shaw/6/       Assistant Secretary            2000          Assistant Secretary, Washington Management Corporation,
 Age: 33                                                              former Attorney/Law Clerk
-----------------------------------------------------------------------------------------------------------------------------------


                   Washington Mutual Investors Fund - Page 8

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 In each instance where a Director of the fund serves on other funds affiliated with The American Funds Group, such service is as a trustee of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia, both portfolios of The American Funds Tax-Exempt Series I.
3 This includes all directorships (other than those in the American Funds Group) that are held by each director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Business Manager, Washington Management Corporation.
5 All of the directors and officers listed are officers and/or directors/trustees of one or more other funds for which Washington Management Corporation serves as Business Manager.
6 Ashley L. Shaw is the daughter of James H. Lemon, Jr.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 1101 VERMONT AVENUE, N.W., WASHINGTON, D.C. 20005 , ATTENTION: FUND SECRETARY.


                   Washington Mutual Investors Fund - Page 9

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2001



                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "INDEPENDENT" DIRECTORS
-------------------------------------------------------------------------------
 Cyrus A. Ansary                Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Charles A. Bowsher         $ 10,001  - $50,000         $ 10,001  - $50,000
-------------------------------------------------------------------------------
 Daniel J. Callahan III         Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Edward W. Kelley, Jr.              None                       None
-------------------------------------------------------------------------------
 James C. Miller III            Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Katherine D. Ortega         $10,001 - $50,000           $10,001 - $50,000
-------------------------------------------------------------------------------
 J. Knox Singleton          $ 50,001  - $100,000        $50,001 - $100,000
-------------------------------------------------------------------------------
 T. Eugene Smith                Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Leonard P. Steuart II          Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Margita E. White               Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Fred J. Brinkman               Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 James H. Lemon, Jr.            Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Harry J. Lister                Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Jeffrey L. Steele              Over $100,000              Over $100,000
-------------------------------------------------------------------------------



1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed include any shares owned through the deferred compensation plan described below.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Business Manager, Washington Management Corporation.

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED APRIL 30, 2002

No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Business Manager or its affiliates. The fund pays annual fees of $46,000 per annum to Directors who are not affiliated with the Business Manager, plus $2,000 for each Board of Directors meeting attended, and $1,000 for each meeting attended as a member of a committee of the Board of Directors, $1,500 in the case of the chairman of a committee.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Business Manager.



                   Washington Mutual Investors Fund - Page 10

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Cyrus A. Ansary               $63,500                           $67,700
------------------------------------------------------------------------------------------
 Charles A. Bowsher            $29,667/3,4/                      $29,667/3,4/
------------------------------------------------------------------------------------------
 Daniel J. Callahan            $61,000                           $61,000
 III
------------------------------------------------------------------------------------------
 Edward W. Kelley,             $ 2,000/3/                        $ 2,000
 Jr.
------------------------------------------------------------------------------------------
 James C. Miller               $62,500                           $62,500
------------------------------------------------------------------------------------------
 Katherine D. Ortega           $12,000/3,4/                      $12,000/3,4/
------------------------------------------------------------------------------------------
 J. Knox Singleton             $29,667/3,4/                      $29,667/3,4/
------------------------------------------------------------------------------------------
 T. Eugene Smith               $62,000                           $66,200
------------------------------------------------------------------------------------------
 Leonard P. Steuart            $61,000/4/                        $61,000/4/
 II
------------------------------------------------------------------------------------------
 Margita E. White              $64,000                           $66,850
------------------------------------------------------------------------------------------



1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.
2 In each instance where a Director of the fund serves on other funds affiliated with The American Funds Group, such service is as a trustee of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia, both portfolios of The American Funds Tax-Exempt Series I.

3 Charles A. Bowsher, Edward W. Kelley, Jr., Katherine D. Ortega and J. Knox
  Singleton were elected to the Board during the fiscal year ended April 30, 2002 and, accordingly, received limited compensation as Directors. Charles A. Bowsher, Katherine D. Ortega and J. Knox Singleton received compensation for part of the fiscal year from the fund for their service as members of the Advisory Board.
4 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2002 fiscal year for participating Directors is as follows: Charles A. Bowsher ($20,676), Katherine D. Ortega ($46,425), J. Knox Singleton ($59,796) and Leonard P. Steuart II ($324,666). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS

The fund, an open-end, diversified management investment company, was organized as a Delaware Corporation in 1952 and reincorporated in Maryland in 1990.


All fund operations are supervised by the fund's Board of Directors, which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not affiliated with the fund's management are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including classes A, B, C, F, 529-A, 529-B, 529-C, 529-E and 529-F. The 529 share classes are available only through CollegeAmerica to investors establishing qualified higher education savings accounts. The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to


                   Washington Mutual Investors Fund - Page 11 the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of the fund and accordingly, do not have the rights of a shareholder, including the right to vote any proxies relating to fund shares. As legal owner of fund shares, the Virginia College Savings Plan will vote any proxies relating to fund shares.



The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


COMMITTEES OF THE BOARD OF DIRECTORS

The Fund has an Audit Committee composed of five directors who are not considered "interested persons" of the Fund within the meaning of the 1940 Act ("independent directors"): Cyrus A. Ansary, Charles A. Bowsher, Daniel J. Callahan III, James C. Miller III (Chair) and T. Eugene Smith. The function of the Committee is the oversight of the Corporation's accounting and financial reporting policies. The Committee acts as a liaison between the Fund's independent auditors and the full Board of Directors.


The Fund has a Governance Committee composed of Cyrus A. Ansary (Chair) and all the other independent directors. The Committee's functions include reviewing all contracts and agreements with the Fund, as required by the 1940 Act and the rules thereunder. The Committee reports its recommendations to the full Board of Directors. In addition, the Committee periodically reviews such issues as the Board's composition, responsibilities, committees and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Governance Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.


The Fund has a Proxy Committee composed of Fred J. Brinkman ("Interested Director"), T. Eugene Smith and Margita E. White (Chair). The Committee's functions include establishing and reviewing procedures and policies for voting of proxies of companies held in the Fund's portfolio.


There were six Board of Directors meetings and six Committee meetings (one Audit, two Proxy and three Governance Committee meetings) during the fiscal year ended April 30, 2002. All directors attended more than 80% of all Board meetings and meetings of the Committees of which they were members.



                   Washington Mutual Investors Fund - Page 12

                               DIRECTORS EMERITUS

The Board of Directors has named certain retired Directors of the Fund to the position of Director Emeritus. In addition to attending meetings with the Board of Directors, Director Emeritus members, while not directly participating in Board matters, may be consulted from time to time by the Board, primarily with respect to their prior Board experience. Directors Emeritus, however, possess no authority or responsibility with respect to the Fund's investments or management. The chart below sets out additional information about the Directors Emeritus members.


                          YEARS OF SERVICE                             AGGREGATE COMPENSATION
     NAME AND AGE         WITH THE FUND/1/    PRINCIPAL AFFILIATION       FROM THE FUND/2/
----------------------------------------------------------------------------------------------
 Stephen Hartwell                34            Chairman, Washington            none/3/
 Chairman Emeritus                             Management
 Age: 87                                       Corporation
----------------------------------------------------------------------------------------------
 Charles T. Akre                 42            Of Counsel, Miller &           $23,000
 Age: 92                                       Chevalier, Chartered
----------------------------------------------------------------------------------------------
 Nathan A. Baily                 42            Retired Management,            $23,000
 Age: 81                                       Marketing and
                                               Education Consultant
----------------------------------------------------------------------------------------------
 John A. Beck                    18            Of Counsel, Reed                none/3/
 Age: 76                                       Smith Hazel Thomas
----------------------------------------------------------------------------------------------
 Stephen G. Yeonas               18            Chairman and Chief             $25,500
 Age: 77                                       Executive Officer,
                                               The Stephen G.
                                               Yeonas Company
----------------------------------------------------------------------------------------------


1 This includes years of service as an officer, Director and Director Emeritus. 2 The Fund pays annual fees of $23,000 per annum to Directors Emeritus not affiliated with the Business Manager, plus $500 for each Board Meeting attended.
3 John A. Beck and Stephen Hartwell are affiliated with the Fund's Business
  Manager and, accordingly, receive no remuneration from the Fund.


                   Washington Mutual Investors Fund - Page 13

                             ADVISORY BOARD MEMBERS

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about business, political or economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the Investment Adviser, primarily with respect to industry diversification and the number of issues to be held by the fund. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund^s investments or management. The chart below sets out additional information about the Advisory Board Members.





                          YEAR FIRST                                                NUMBER OF BOARDS
                          ELECTED AN                                                WITHIN THE FUND
                     ADVISORY BOARD MEMBER      PRINCIPAL OCCUPATION(S) DURING      COMPLEX ON WHICH    OTHER DIRECTORSHIPS HELD
   NAME AND AGE         OF THE FUND/1/                   PAST 5 YEARS                MEMBER SERVES              BY MEMBER
-----------------------------------------------------------------------------------------------------------------------------------
 Mary K. Bush                1995            President, Bush & Company                     1           Brady Corporation;  Mortgage
 Age: 54                                     (international financial advisory                         Guaranty Insurance
                                             services)                                                 Corporation; Pioneer Funds;
                                                                                                       R.J. Reynolds
-----------------------------------------------------------------------------------------------------------------------------------
 Louise M.                   2001            Senior Counsel, Shaw Pittman                  1           Crestline Capital
 Cromwell                                                                                              Corporation
 Age: 57
-----------------------------------------------------------------------------------------------------------------------------------
 C. Richard Pogue            2001            Retired Executive Vice President,             1           FAM Equity - Income Fund;
 Age: 65                                     Investment Company Institute                              FAM Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Linda D. Rabbitt            2001            President, Rand Construction                  1           None
 Age: 53                                     Corporation
-----------------------------------------------------------------------------------------------------------------------------------
 William J. Shaw             2001            President and Chief Operating                 1           Marriott International
 Age: 56                                     Officer, Marriott International
-----------------------------------------------------------------------------------------------------------------------------------


1 Advisory Board Members of the fund serve until their resignation, removal or retirement.

THE ADDRESS FOR ALL ADVISORY BOARD MEMBERS IS THE OFFICE OF THE FUND, 1101 VERMONT AVENUE, N.W., WASHINGTON, D.C. 20005, ATTENTION: FUND SECRETARY.


                   Washington Mutual Investors Fund - Page 14

ADVISORY BOARD MEMBER COMPENSATION PAID DURING THE FISCAL YEAR ENDED APRIL 30, 2002


The fund pays fees of $6,000 per annum to Advisory Board members who are not affiliated with the Business Manager, plus $2,000 for each meeting attended in conjunction with meetings with the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Advisory Board Members may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Advisory Board Members who are not affiliated with the fund.




                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Mary K. Bush                    $10,000                           $10,000
------------------------------------------------------------------------------------------
 Louise M. Cromwell              $10,000                           $10,000
------------------------------------------------------------------------------------------
 C. Richard Pogue                $10,000                           $10,000
------------------------------------------------------------------------------------------
 Linda D. Rabbitt                $ 8,000                           $ 8,000
------------------------------------------------------------------------------------------
 William J. Shaw                 $ 8,000                           $ 8,000
------------------------------------------------------------------------------------------




1 Amounts may be deferred by eligible Advisory Board members under a non-qualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Advisory Board member.
2 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended April 30, 2002 for participating Advisory Board members is as follows:
  Louise M. Cromwell ($12,365) and Linda Rabbitt ($5,454). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Advisory Board member.

As of April 15, 2002, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.



                   Washington Mutual Investors Fund - Page 15

                                   MANAGEMENT

BUSINESS MANAGER - Since its inception, the fund has operated under a Business Management Agreement with Washington Management Corporation or its predecessors. The Business Manager maintains its principal business address at 1101 Vermont Avenue, N.W., Washington, D.C. 20005.


The primary function of the Business Manager is to oversee the various services and operations of the fund. The Business Manager provides services necessary to carry on the fund's general administrative and corporate affairs. These services include all executive personnel, clerical staff, office space and equipment, certain accounting and record keeping facilities, arrangements for and supervision of shareholder services and federal and state regulatory compliance. The Business Manager provides similar services to other mutual funds.


The fund pays all expenses not specifically assumed by the Business Manager, including but not limited to, custodian, transfer and dividend disbursing agency fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; expenses of shareholders' meetings; taxes; insurance; expenses of the issuance, sale (including stock certificates, registration and qualification expenses), or repurchase of shares of the fund; legal and auditing expenses; expenses pursuant to the fund's Plans of Distribution; fees and expense reimbursements paid to Directors and Advisory Board members; association dues; and costs of stationery and forms prepared exclusively for the fund.


The Business Manager has agreed to pay to the fund annually, immediately after the fiscal year end, the amount by which the total expenses of the fund for any particular fiscal year exceed an amount equal to 1% of the average net assets of the fund for the year. No such reimbursement was necessary in fiscal 2002. The expense limitation described above shall apply only to Class A shares issued by the fund and shall not apply to any other class(es) of shares the fund may issue. Any new class(es) of shares issued by the fund will not be subject to an expense limitation. However, notwithstanding the foregoing, to the extent the Business Manager is required to reduce its management fee due to the expenses of the Class A shares exceeding the stated limit, the reduction in the management fee will reduce the fund's management fee expense similarly for all other classes of shares of the fund. The Business Manager receives a monthly fee, accrued daily, at the annual rate of 0.175% of the first $3 billion of the fund's net assets, 0.15% of net assets in excess of $3 billion but not exceeding $5 billion, 0.135% of net assets in excess of $5 billion but not exceeding $8 billion, 0.12% of net assets in excess of $8 billion but not exceeding $12 billion, 0.095% of net assets in excess of $12 billion but not exceeding $21 billion, 0.075% of net assets in excess of $21 billion but not exceeding $34 billion, 0.06% of net assets in excess of $34 billion but not exceeding $44 billion, 0.05% of net assets in excess of $44 billion but not exceeding $55 billion, and 0.04% of net assets in excess of $55 billion. During the fiscal years ended April 30, 2002, 2001 and 2000, the Business Manager's fees amounted to $44,255,000, $42,756,000 and $47,107,000, respectively.


The current Business Management Agreement, unless sooner terminated, will continue in effect until August 31, 2003 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and
(ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose


                   Washington Mutual Investors Fund - Page 16 of voting on such approval. The Agreement provides that the Business Manager has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon sixty (60) days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).



The Business Manager has established a charitable foundation, The Washington Management Corporation Foundation, which makes contributions to charities organized under Section 501 (c)(3) or 509(a)(2) of the Internal Revenue Code. Directors, Directors Emeriti, Advisory Board members and officers of the fund, as well as all employees of the Business Manager and its affiliates, may participate in a gift matching program sponsored by the Foundation.


INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AGREEMENT - The Investment Advisory Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until August 31, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


In determining whether to renew the Agreement each year, the Governance Committee of the Board of Directors evaluates information from several sources, including information provided by the Investment Adviser in accordance with
Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meetings, the Committee reviewed and considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the fund, fees and expenses borne by the fund, financial results of the Investment Adviser, and comparative data for other mutual funds.



                   Washington Mutual Investors Fund - Page 17

The Board determined that continuation of the Agreement was appropriate in light of the quality of the Adviser's performance past and present, the strength of its organization (including its personnel, financial resources, commitment to quality service, research and operating history) and the reasonableness of the advisory fee. The Directors also took into account other considerations, such as the brokerage policies of the Adviser, including any benefit derived by the Adviser in, for example, the form of research, and the nature and quality of non-investment management services provided by the Investment Adviser and its affiliates.


The Investment Adviser manages the investment portfolio of the fund subject to the policies established by the Board of Directors and places orders for the fund's portfolio securities transactions. As compensation for its services, the Investment Adviser receives a monthly fee, accrued daily, at the annual rate of 0.225% of the first $3 billion of the fund's net assets, 0.21% of net assets in excess of $3 billion but not exceeding $8 billion, 0.20% of net assets in excess of $8 billion but not exceeding $21 billion, 0.195% of net assets in excess of $21 billion but not exceeding $34 billion, 0.19% of net assets in excess of $34 billion but not exceeding $55 billion and 0.185% of net assets in excess of $55 billion. During the fiscal years ended April 30, 2002, 2001 and 2000, the Investment Adviser's fees amounted to $98,488,000, $92,578,000 and $105,889,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's Class C, F and 529 shares will continue in effect until August 31, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).



Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares, and all Class 529 shares. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties providing such services.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets of each respective applicable share class.


                   Washington Mutual Investors Fund - Page 18

During the fiscal period ended 2002, administrative services fees were:




                                             ADMINISTRATIVE SERVICES FEE
------------------------------------------------------------------------------
               CLASS C                                $565,000
------------------------------------------------------------------------------
               CLASS F                                $447,000
------------------------------------------------------------------------------
             CLASS 529-A                              $ 11,000
------------------------------------------------------------------------------
             CLASS 529-B                              $  3,000
------------------------------------------------------------------------------
             CLASS 529-C                              $  3,000
------------------------------------------------------------------------------
             CLASS 529-E                              $    135
------------------------------------------------------------------------------




PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares.


                   Washington Mutual Investors Fund - Page 19

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR

                                           FISCAL YEAR/PERIOD       REVENUE          COMPENSATION
---------------------------------------------------------------
                                                               OR FEES RETAINED       TO DEALERS
                                                               --------------------------------------
                 CLASS A                          2002            $23,994,000        $114,937,000
                                                  2001            $12,400,000        $ 58,817,000
                                                  2000            $26,981,000        $133,675,000
                 CLASS B                          2002            $ 5,754,000        $ 32,639,000
                                                  2001            $ 1,635,000        $  9,375,000
                                                  2000            $   191,000        $  1,270,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2002            $   238,000        $  1,125,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2002            $    52,000        $    444,000
-----------------------------------------------------------------------------------------------------


The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency costs; savings to the fund in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.



Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.25% of its average daily net assets attributable to Class A shares; (ii) for Class 529-A shares, up to 0.50% of its average daily net assets attributable to Class 529-A shares; (iii) for Class B and 529-B shares, 1.00% of its average daily net assets attributable to Class B and 529-B shares, respectively; (iv) for Class C and 529-C shares, 1.00% of its average daily net assets attributable to Class C and 529-C shares, respectively; (v) for Class 529-E shares, up to 0.75% of its average daily net assets attributable to Class 529-E shares; and (vi) for Class F and 529-F shares, up to 0.50% of its average daily net assets attributable to Class F and 529-F shares, respectively.


                   Washington Mutual Investors Fund - Page 20

For Class A and 529-A shares: (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares, in excess of the Class A and 529-A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable. As of April 30, 2002, unreimbursed expenses which remain subject to reimbursement under the Plan for Class A and 529-A shares totaled $225,000 and $22,000, respectively.


For Class B and 529-B shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class 529-E shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F and 529-F shares: 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers. Currently, no compensation is paid under the fund's Class F and 529-F Plans for distribution-related expenses.


During the 2002 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:


                               12B-1 EXPENSES            12B-1 LIABILITY

--------------------------        ACCRUED                  OUTSTANDING
                          ----------------------------------------------------
        CLASS A                 $121,529,000               $19,542,000
------------------------------------------------------------------------------
        CLASS B                 $  6,133,000               $   916,000
------------------------------------------------------------------------------
        CLASS C                 $  2,816,000               $   529,000
------------------------------------------------------------------------------
        CLASS F                 $    492,000               $    87,000
------------------------------------------------------------------------------
      CLASS 529-A               $     11,000               $     8,000
------------------------------------------------------------------------------
      CLASS 529-B               $      9,000               $     7,000
------------------------------------------------------------------------------
      CLASS 529-C               $     12,000               $     9,000
------------------------------------------------------------------------------
      CLASS 529-E               $        258               $       206
------------------------------------------------------------------------------


                   Washington Mutual Investors Fund - Page 21

OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently, these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments are based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term)



                   Washington Mutual Investors Fund - Page 22 for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


The following information may or may not apply to you depending on whether you hold fund shares in a non-taxable account, such as a qualified retirement plan. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividend and capital gain distributions by 529 share classes will be automatically reinvested.



     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the


                   Washington Mutual Investors Fund - Page 23 taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, any gain

                   Washington Mutual Investors Fund - Page 24 realized on disposition of a security held less than one year is treated as short-term capital gain.



     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of another American Fund, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.



                   Washington Mutual Investors Fund - Page 25

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                   Washington Mutual Investors Fund - Page 26

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS.

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made, has
                        a sales agreement with
                        American Funds
                        Distributors and is
                        authorized to sell a
                        CollegeAmerica account
                        in the case of 529
                        shares.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By Internet             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      establish the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company
                        a/c# 4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------


                   Washington Mutual Investors Fund - Page 27

The fund and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares are generally only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers. Class B and C shares are generally not available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans. Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may only be purchased by investors participating in CollegeAmerica through an eligible employer plan. In addition, the state tax-exempt funds are only offered in certain states, and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. The minimum is $50 for additional investments (except for retirement plan payroll deductions as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. Direct purchases of Class B shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class B shares of other American Funds. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000. Direct purchases of Class C shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class C shares of other American Funds.


FUND NUMBERS - Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/ (see description below):

                                                                   FUND NUMBERS
                                                      ----------------------------------------
FUND                                                  CLASS A   CLASS B   CLASS C    CLASS F
----------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . .     002       202       302        402
American Balanced Fund/(R)/ . . . . . . . . . . . .     011       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . . . . .     003       203       303        403
Capital Income Builder/(R)/ . . . . . . . . . . . .     012       212       312        412
Capital World Growth and Income Fund/SM/  . . . . .     033       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . . . . .     016       216       316        416
Fundamental Investors/SM/ . . . . . . . . . . . . .     010       210       310        410
The Growth Fund of America/(R)/ . . . . . . . . . .     005       205       305        405
The Income Fund of America/(R)/ . . . . . . . . . .     006       206       306        406
The Investment Company of America/(R)/  . . . . . .     004       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . . . . .     014       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . . . . .     007       207       307        407
New World Fund/SM/  . . . . . . . . . . . . . . . .     036       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . .     035       235       335        435
Washington Mutual Investors Fund/SM/  . . . . . . .     001       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . .     040       240       340        440
American High-Income Trust/SM/  . . . . . . . . . .     021       221       321        421
The Bond Fund of America/SM/  . . . . . . . . . . .     008       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . . . . .     031       231       331        431
Intermediate Bond Fund of America/SM/ . . . . . . .     023       223       323        423
Limited Term Tax-Exempt Bond Fund of America/SM/  .     043       243       343        443
The Tax-Exempt Bond Fund of America/(R)/  . . . . .     019       219       319        419
The Tax-Exempt Fund of California/(R)/* . . . . . .     020       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . .     024       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . .     025       225       325        425
U.S. Government Securities Fund/SM/ . . . . . . . .     022       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . .     009       209       309        409
The Tax-Exempt Money Fund of America/SM/  . . . . .     039       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ . . . .     049       N/A       N/A        N/A
___________
*Available only in certain states.



                   Washington Mutual Investors Fund - Page 28

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund/(R)/ . .    1011     1211     1311     1511      1411
American Mutual Fund/(R)/ . . .    1003     1203     1303     1503      1403
Capital Income Builder/(R)/ . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund/SM/  . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund/(R)/  .    1016     1216     1316     1516      1416
Fundamental Investors/SM/ . . .    1010     1210     1310     1510      1410
The Growth Fund of America/(R)/    1005     1205     1305     1505      1405
The Income Fund of America/(R)/    1006     1206     1306     1506      1406
The Investment Company of
America/(R)/. . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund/(R)/ . . .    1014     1214     1314     1514      1414
New Perspective Fund/(R)/ . . .    1007     1207     1307     1507      1407
New World Fund/SM/  . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund/(R)/  . . .    1035     1235     1335     1535      1435
Washington Mutual Investors
Fund/SM/  . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust/SM/     1021     1221     1321     1521      1421
The Bond Fund of America/SM/  .    1008     1208     1308     1508      1408
Capital World Bond Fund/(R)/  .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America/SM/ . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities
Fund/SM/. . . . . . . . . . . .    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America/(R)/. . . . . . . . . .    1009     1209     1309     1509      1409



                   Washington Mutual Investors Fund - Page 29

                               SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)

                                                                                             DEALER
                                                                     SALES CHARGE AS       COMMISSION
                                                                    PERCENTAGE OF THE:    AS PERCENTAGE
                                                                    ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                              NET AMOUNT  OFFERING     OFFERING
                                                                   -INVESTED-   PRICE         PRICE
------------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                                  6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .                                  5.26       5.00          4.25
$50,000 but less than $100,000. .                                    4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                                   3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                                    3.63       3.50          2.75
$250,000 but less than $500,000 .                                    2.56       2.50          2.00
$500,000 but less than $750,000 .                                    2.04       2.00          1.60
$750,000 but less than $1 million                                    1.52       1.50          1.20
$1 million or more. . . . . . . .                                    none       none          none
----------------------------------------------------------------------------



CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC.


403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these


                   Washington Mutual Investors Fund - Page 30 criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


A transfer from the Virginia Prepaid Education Program or the Virginia Education Savings Trust to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.



In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;


(3) current and retired registered investment advisers, with respect to accounts established while active, registered with the Principal Underwriter, or full-time employees (and their spouses, parents, and children) of registered investment advisers registered with the Principal Underwriter and plans for such persons;

4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and

(9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.



                   Washington Mutual Investors Fund - Page 31

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A Shares" and "CDSC Waivers for Class B and C Shares" below.


CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



   CONTINGENT DEFERRED SALES CHARGE ON
         SHARES SOLD WITHIN YEAR             AS A % OF SHARES BEING SOLD
 --------------------------------------------------------------------------
                    1                                   5.00%
                    2                                   4.00
                    3                                   4.00
                    4                                   3.00
                    5                                   2.00
                    6                                   1.00



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class B and C shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS F AND CLASS 529-E SALES CHARGE - Class F and 529-E shares are sold with no initial or contingent deferred sales charge.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not

                   Washington Mutual Investors Fund - Page 32 annually reset. For certain tax-exempt accounts opened prior to September 1, 1969, sales charges and dealer commissions, as a percent of offering price, are respectively 3% and 2.5% (under $50,000); 2.5% and 2.0% ($50,000 but less than $100,000); 2.0% and 1.5% ($100,000 but less than $250,000) and 1.5% and 1.25%
($250,000 but less than $1 million).



For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date.
 Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. Class 529-C shares will not convert to Class 529-F shares. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended, in which event no further conversions of Class B or C shares would occur while such suspension remained in effect. In that event, at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid


                   Washington Mutual Investors Fund - Page 33 if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, and any individual investments in American Legacy variable annuities and variable life insurance policies (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     .individual-type employee benefit plan(s), such as an IRA, 403(b) plan
          (see exception below), or single-participant Keogh-type plan;


                   Washington Mutual Investors Fund - Page 34

     .business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

     .endowments or foundations established and controlled by you or your immediate family; or

     .CollegeAmerica accounts. Accounts will be aggregated at the account owner level. Class 529-E accounts may only be aggregated with an eligible employer plan.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     .for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     .for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuities and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described under the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in


                   Washington Mutual Investors Fund - Page 35 accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

CDSC WAIVERS FOR CLASS A SHARES - Any CDSC on Class A shares may be waived in the following cases:


(1) Exchanges (except if shares acquired by exchange are then redeemed within 12 months of the initial purchase).

(2) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.

(3) Distributions from 403(b) plans or IRAs due to attainment of age 59-1/2, and required minimum distributions from retirement accounts upon the attainment of age 70-1/2. Such distributions may not exceed 12% of the value of the account annually.

(4)  Tax-free returns of excess contributions to IRAs.

(5) Redemptions through systematic withdrawal plans (see "Automatic Withdrawals" below), not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC.

(6) For Class 529-A shareholders only, redemptions due to a beneficiary's death, post-purchase disability or receipt of a scholarship.

CDSC WAIVERS FOR CLASS B AND C SHARES - Any CDSC on Class B and C shares may be waived in the following cases:


(1) Redemptions through systematic withdrawal plans ("SWPs") (see "Automatic Withdrawals" below) not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.

The 12% SWP limit is calculated on a pro rata basis at the time the first payment is made and is recalculated thereafter on a pro rata basis at the time of each SWP payment. Shareholders who establish a SWP should be aware that the amount of that payment not subject to a CDSC may vary over time depending on fluctuations in net asset value of their account. This privilege may be revised or terminated at any time.


(2) Required minimum distributions taken from retirement accounts upon the attainment of age 70-1/2. Such distributions may not exceed 12% of the value of the account annually.


                   Washington Mutual Investors Fund - Page 36

(3) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.

(4) For Class 529-B and 529-C shareholders only, redemptions due to a beneficiary's death, post-purchase disability or receipt of a scholarship.

CDSC waivers on Class A, B and C shares are allowed only in the cases listed above. For example, CDSC waivers will not be allowed for:

     .Redemptions of dividend and capital gain distributions, redemptions of appreciated shares, redemptions through SWPs, and required minimum distributions, to the extent in aggregate they exceed 12% of an account value; or

     .Redemptions of Class 529-B and 529-C shares due to: termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: 1) Class A shares at net asset value; 2) Class A shares subject to the applicable initial sales charge; 3) Class B shares; 4) Class C shares; or 5) Class F shares. Plan assets invested in Class A shares with a sales charge, B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.



Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate which share class plan assets should be invested in and which do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions will not be allowed to be invested in F shares.


                   Washington Mutual Investors Fund - Page 37

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.



All portfolio securities of funds advised by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


                   Washington Mutual Investors Fund - Page 38

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent, dealer or any of their designees.
 Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares may only be sold through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor.


You may sell (redeem) other classes of shares in your account in any of the following ways:

     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -    Requests must be signed by the registered shareholder(s).

     -    A signature guarantee is required if the redemption is:

          -  Over $75,000;

          -  Made payable to someone other than the registered shareholder(s);
          or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include with your written request any shares you wish to sell that are in certificate form.


                   Washington Mutual Investors Fund - Page 39

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR USING THE INTERNET

     - Redemptions by telephone, fax or the Internet (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $75,000 per shareholder each day.

     -     Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for any of the 529 share classes or B, C or F share classes of The Cash Management Trust of America.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Proceeds from a Class B share redemption where a CDSC was charged will be reinvested in Class A shares. Proceeds from any other type of redemption and all dividend and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any CDSC on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.



                   Washington Mutual Investors Fund - Page 40

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividend and capital gain distributions paid by the 529 share classes will automatically be reinvested.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.


                   Washington Mutual Investors Fund - Page 41

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be done through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


Exchanges from Class A, C or F shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfer to Minors Act custodial accounts, may result in significant legal and tax consequences as described in the CollegeAmerica Program Description. Please consult your financial adviser prior to making such an exchange.


You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Internet Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Price of Shares" above.) THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - For all share classes, except the 529 classes of shares, you may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - For all share classes, except the 529 classes of shares, you may automatically withdraw shares from any of the funds in The American Funds Group. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The


                   Washington Mutual Investors Fund - Page 42

Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $75,000 per American Funds shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds website on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Internet Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or the Internet (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, the fund's business manager and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permits payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


                   Washington Mutual Investors Fund - Page 43

SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the 529 share classes.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.



There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions for the fiscal years ended 2002, 2001 and 2000, amounted to $37,266,000, $30,517,000 and $31,948,000, respectively.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parent companies of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, Bank of America Corp., Citigroup Inc. and J.P. Morgan Chase & Co. were among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principals in portfolio transactions. The fund held equity securities of Bank of America Corp., Citigroup Inc. and J.P. Morgan Chase & Co. in the amounts of $1,787,357,000, $53,259,000 and $1,673,870,000, respectively, as of the close of its most recent fiscal year.


During fiscal years 2002, 2001 and 2000 Johnston, Lemon & Co. Incorporated received no commissions for executing portfolio transactions for the fund. Johnston, Lemon & Co. Incorporated will not participate in commissions paid by the fund to other brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.



                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.



                   Washington Mutual Investors Fund - Page 44

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $41,458,000 for Class A shares and $614,000 for Class B shares for the 2002 fiscal year.



INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Directors.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on April 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Washington Management Corporation, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


                   Washington Mutual Investors Fund - Page 45

             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

   MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- APRIL 30, 2002

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $28.37
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $30.10


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 1.63% based on a 30-day (or one month) period ended April 30, 2002, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:



     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended April 30, 2002 were -6.45%, 9.78% and 13.22%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended April 30, 2002 were -0.73%, 11.09% and 13.90%, respectively.



The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, F, 529 and R shares.



                   Washington Mutual Investors Fund - Page 46

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).


The fund may also compare its investment results with the average of Savings Institutions deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board). Savings deposits offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.



                   Washington Mutual Investors Fund - Page 47

Washington Mutual Investors Fund, Inc.
Investment portfolio, April 30, 2002



                                                                  Shares      Market    Percent
                                                               or principal   value     of net
Equity securities                                                 amount      (000)     assets
(common stocks and convertible debentures)


ENERGY - 8.56%
ENERGY EQUIPMENT & SERVICES  -  .21%
Halliburton Co.                                                   3,500,000     $59,465     .11%
Schlumberger Ltd.                                                 1,000,000      54,750      .10
                                                                                114,215      .21
OIL & GAS  -  8.35%
Ashland Inc.                                                      3,680,000     150,254      .28
ChevronTexaco Corp.                                              24,031,000   2,083,728     3.94
Conoco Inc.                                                       7,500,000     210,375      .40
Exxon Mobil Corp.                                                22,100,000     887,757     1.68
Kerr-McGee Corp.                                                  2,600,000     155,480      .29
Marathon Oil Corp.                                                6,000,000     174,360      .33
Phillips Petroleum Co.                                            4,800,000     287,088      .54
Royal Dutch Petroleum Co. (New York registered)                   1,200,000      62,712      .12
Sunoco, Inc.                                                      2,600,000      89,388      .17
Unocal Corp.                                                      8,596,500     319,704      .60
                                                                              4,420,846     8.35
                                                                              4,535,061     8.56

MATERIALS - 4.73%
CHEMICALS  -  1.05%
Air Products and Chemicals, Inc.                                  3,212,300     154,351      .29
Crompton Corp.                                                    5,800,001      69,890      .13
Dow Chemical Co.                                                  5,500,000     174,900      .33
PPG Industries, Inc.                                              3,000,000     156,930      .30
                                                                                556,071     1.05
METALS & MINING  -  .65%
Alcoa Inc.                                                        5,950,000     202,479      .38
Newmont Mining Corp.                                              5,000,000     142,550      .27
                                                                                345,029      .65
PAPER & FOREST PRODUCTS  -  3.03%
International Paper Co.                                          18,700,000     774,741     1.46
MeadWestvaco Corp. (formed by the merger of
Mead Corp. and Westvaco Corp.)                                    7,599,806     223,130      .42
Weyerhaeuser Co.                                                 10,200,000     608,022     1.15
                                                                              1,605,893     3.03
                                                                              2,506,993     4.73

CAPITAL GOODS - 5.96%
AEROSPACE & DEFENSE  -  3.53%
Boeing Co.                                                        4,600,000     205,160      .39
Honeywell International Inc.                                     16,366,600     600,327     1.13
Lockheed Martin Corp.                                             4,300,000     270,470      .51
Northrop Grumman Corp.                                            1,000,000     120,660      .23
Raytheon Co.                                                      5,000,000     211,500      .40
United Technologies Corp.                                         6,592,700     462,610      .87
                                                                              1,870,727     3.53
CONSTRUCTION & ENGINEERING  -  .23%
Fluor Corp.                                                       3,000,000     123,990      .23

ELECTRICAL EQUIPMENT  -  .29%
Emerson Electric Co.                                              2,500,000     133,475      .25
Rockwell Automation                                                 821,000      17,627      .04
                                                                                151,102      .29
INDUSTRIAL CONGLOMERATES  -  .07%
3M Co. (formerly Minnesota Mining and Manufacturing Co.)            300,000      37,740      .07

MACHINERY  -  1.41%
Caterpillar Inc.                                                  1,400,000      76,468      .15
Deere & Co.                                                       4,240,000     189,782      .36
Dover Corp.                                                       4,000,000     149,040      .28
Eaton Corp.                                                       1,012,900      85,702      .16
Illinois Tool Works Inc.                                          1,200,000      86,520      .16
Ingersoll-Rand Co. Ltd., Class A (formerly Ingersoll-Rand Co.)    1,700,000      84,915      .16
Pall Corp.                                                        3,600,000      74,880      .14
                                                                                747,307     1.41
TRADING COMPANIES & DISTRIBUTORS  -  .43%
Genuine Parts Co.                                                 6,515,800     224,860      .43
                                                                              3,155,726     5.96

COMMERCIAL SERVICES & SUPPLIES - 1.24%
COMMERCIAL SERVICES & SUPPLIES  -  1.24%
Deluxe Corp.                                                      2,200,000      96,536      .18
Pitney Bowes Inc.                                                11,675,000     491,518      .93
ServiceMaster Co.                                                 4,926,100      68,965      .13
                                                                                657,019     1.24

TRANSPORTATION - 1.11%
AIRLINES  -  .26%
Southwest Airlines Co.                                            7,500,000     136,575      .26
ROAD & RAIL  -  .85%
Burlington Northern Santa Fe Corp.                                4,000,000     109,960      .21
CSX Corp.                                                         6,266,100     226,645      .43
Union Pacific Corp.                                               2,000,000     113,600      .21
                                                                                450,205      .85
                                                                                586,780     1.11

AUTOMOBILES & COMPONENTS - 1.27%
AUTO COMPONENTS  -  .81%
Dana Corp.                                                        3,200,000      64,832      .12
Goodyear Tire & Rubber Co.                                        3,000,000      66,750      .13
TRW Inc.                                                          5,400,000     297,162      .56
                                                                                428,744      .81
AUTOMOBILES  -  .46%
Ford Motor Co.                                                    4,400,000      70,400      .13
General Motors Corp.                                              1,600,000     102,640
General Motors Corp., Series B,
5.25% convertible debentures 2032                                $2,442,000      70,207      .33
                                                                                243,247      .46
                                                                                671,991     1.27

CONSUMER DURABLES & APPAREL - 2.29%
HOUSEHOLD DURABLES  -  1.03%
Newell Rubbermaid Inc.                                           10,989,300     345,064      .65
Stanley Works                                                     4,350,000     202,188      .38
                                                                                547,252     1.03
LEISURE EQUIPMENT & PRODUCTS  -  .34%
Eastman Kodak Co.                                                 5,600,000     180,376      .34

TEXTILES, APPAREL & LUXURY GOODS  -  .92%
NIKE, Inc., Class B                                               6,271,925     334,482      .63
VF Corp.                                                          3,500,000     153,195      .29
                                                                                487,677      .92
                                                                              1,215,305     2.29

HOTELS, RESTAURANTS & LEISURE  -  .62%
HOTELS, RESTAURANTS & LEISURE  -  .62%
McDonald's Corp.                                                 11,530,400     327,463      .62

MEDIA  -  1.11%
MEDIA  -  1.11%
Dow Jones & Co., Inc.                                             1,900,000     103,303      .19
Gannett Co., Inc.                                                 1,739,700     127,520      .24
Interpublic Group of Companies, Inc.                              9,275,000     286,412      .54
Knight-Ridder, Inc.                                               1,100,000      73,700      .14
                                                                                590,935     1.11

RETAILING - 4.20%
MULTILINE RETAIL  -  .94%
Dollar General Corp.                                              5,250,000      82,687      .16
May Department Stores Co.                                        11,900,000     412,692      .78
                                                                                495,379      .94
SPECIALTY RETAIL  -  3.26%
Circuit City Stores, Inc. - Circuit City Group                    9,000,000     194,040      .37
Gap, Inc.                                                        17,000,000     239,870      .45
Limited Inc.                                                     20,000,000     383,200      .72
Lowe's Companies, Inc.                                           15,000,000     634,350     1.20
TJX Companies, Inc.                                               6,350,000     276,733      .52
                                                                              1,728,193     3.26
                                                                              2,223,572     4.20

FOOD & DRUG RETAILING  -  1.32%
FOOD & DRUG RETAILING  -  1.32%
Albertson's, Inc.                                                15,605,950     523,424      .99
Walgreen Co.                                                      4,655,000     175,819      .33
                                                                                699,243     1.32

FOOD & BEVERAGE - 5.14%
BEVERAGES  -  .98%
Coca-Cola Co.                                                     3,400,000     188,734      .36
PepsiCo, Inc.                                                     6,350,000     329,565      .62
                                                                                518,299      .98
FOOD PRODUCTS  -  4.16%
ConAgra Foods, Inc.                                              15,066,600     369,132      .70
General Mills, Inc.                                               7,257,000     319,671      .60
H.J. Heinz Co.                                                   17,300,000     726,427     1.37
Kellogg Co.                                                       7,200,000     258,624      .49
Sara Lee Corp.                                                   24,997,800     529,453     1.00
                                                                              2,203,307     4.16
                                                                              2,721,606     5.14

HOUSEHOLD & PERSONAL PRODUCTS - 2.35%
HOUSEHOLD PRODUCTS  -  1.55%
Kimberly-Clark Corp.                                             12,600,000     820,512     1.55

PERSONAL PRODUCTS  -  .80%
Avon Products, Inc.                                               7,570,000     422,784      .80
                                                                              1,243,296     2.35

HEALTH CARE EQUIPMENT & SERVICES - 1.95%
HEALTH CARE EQUIPMENT & SUPPLIES  -  .77%
Applera Corp. - Applied Biosystems Group                          8,733,000     149,509      .28
Becton, Dickinson and Co.                                         6,950,000     258,331      .49
                                                                                407,840      .77
HEALTH CARE PROVIDERS & SERVICES  -  1.18%
Aetna Inc.                                                        6,900,000     328,440      .62
Cardinal Health, Inc.                                             3,000,000     207,750      .39
CIGNA Corp.                                                         800,000      87,200      .17
                                                                                623,390     1.18
                                                                              1,031,230     1.95

PHARMACEUTICALS & BIOTECHNOLOGY - 8.06%
PHARMACEUTICALS  -  8.06%
Abbott Laboratories                                               3,500,000     188,825      .36
Bristol-Myers Squibb Co.                                         17,254,900     496,941      .94
Eli Lilly and Co.                                                14,849,800     980,829     1.85
Johnson & Johnson                                                 2,623,400     167,531      .32
Merck & Co., Inc.                                                 9,450,000     513,513      .97
Pfizer Inc                                                       20,455,000     743,539     1.40
Pharmacia Corp.                                                  21,800,000     898,814     1.70
Schering-Plough Corp.                                             6,000,000     163,800      .31
Wyeth (formerly American Home Products Corp.)                     2,000,000     114,000      .21
                                                                              4,267,792     8.06

BANKS - 10.94%
BANKS  -  10.94%
Bank of America Corp.                                            24,660,000   1,787,357     3.37
Bank of New York Co., Inc.                                        6,000,000     219,540      .41
BANK ONE CORP.                                                   23,320,000     953,088     1.80
FleetBoston Financial Corp.                                       6,000,000     211,800      .40
KeyCorp                                                           8,750,000     245,962      .46
National City Corp.                                               3,400,000     106,080      .20
PNC Financial Services Group, Inc.                                2,490,000     137,323      .26
SunTrust Banks, Inc.                                              1,000,000      67,980      .13
Wachovia Corp.                                                   16,370,000     622,715     1.18
Washington Mutual, Inc.                                          12,250,000     462,193      .87
Wells Fargo & Co.                                                19,210,000     982,592     1.86
                                                                              5,796,630    10.94

DIVERSIFIED FINANCIALS - 6.82%
DIVERSIFIED FINANCIALS  -  6.82%
American Express Co.                                              3,000,000     123,030      .23
Citigroup Inc.                                                    1,230,000      53,259      .10
Fannie Mae                                                        5,325,000     420,302      .79
Freddie Mac                                                       4,050,000     264,668      .50
Household International, Inc.                                    15,800,000     920,982     1.74
J.P. Morgan Chase & Co.                                          47,688,600   1,673,870     3.16
Moody's Corp.                                                     1,400,000      61,012      .12
USA Education Inc.                                                1,000,000      95,850      .18
                                                                              3,612,973     6.82

INSURANCE - 5.95%
INSURANCE  -  5.95%
Allstate Corp.                                                   21,250,000     844,475     1.59
American International Group, Inc.                               10,150,000     701,568     1.32
Aon Corp.                                                         9,931,000     354,835      .67
Hartford Financial Services Group, Inc.                           2,000,000     138,600      .26
Jefferson-Pilot Corp.                                             5,575,000     279,196      .53
Lincoln National Corp.                                            8,354,800     400,195      .76
Marsh & McLennan Companies, Inc.                                  1,200,000     121,296      .23
MGIC Investment Corp.                                               500,000      35,680      .07
St. Paul Companies, Inc.                                          5,500,000     273,955      .52
                                                                              3,149,800     5.95

SOFTWARE & SERVICES - 1.11%
IT CONSULTING & SERVICES  -  .61%
Electronic Data Systems Corp.                                     6,000,000     325,560      .61

SOFTWARE  -  .50%
Microsoft Corp.  *                                                4,000,000     209,040      .40
Oracle Corp.  *                                                   5,500,000      55,220      .10
                                                                                264,260      .50
                                                                                589,820     1.11

TECHNOLOGY HARDWARE & EQUIPMENT - 3.82%
COMMUNICATIONS EQUIPMENT  -  .64%
Cisco Systems, Inc.  *                                            3,368,600      49,350      .09
Harris Corp.                                                      1,550,000      56,125      .11
Motorola, Inc.                                                   15,190,000     233,926      .44
                                                                                339,401      .64
COMPUTERS & PERIPHERALS  -  1.60%
Dell Computer Corp.  *                                            2,000,000      52,680      .10
Hewlett-Packard Co.                                              24,500,000     418,950      .79
International Business Machines Corp.                             3,035,000     254,212      .48
Sun Microsystems, Inc.  *                                        15,000,000     122,700      .23
                                                                                848,542     1.60
ELECTRONIC EQUIPMENT & INSTRUMENTS  -  .20%
Sanmina-SCI Corp.  *                                             10,225,000     106,340      .20

OFFICE ELECTRONICS  -  .17%
IKON Office Solutions, Inc.                                       7,000,000      91,000      .17

SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  1.21%
Intel Corp.                                                       1,600,000      45,776      .09
Linear Technology Corp.                                           1,000,000      38,860      .08
Texas Instruments Inc.                                           15,470,000     478,487      .90
Xilinx, Inc.  *                                                   2,000,000      75,520      .14
                                                                                638,643     1.21
                                                                              2,023,926     3.82

TELECOMMUNICATION SERVICES - 6.90%
DIVERSIFIED TELECOMMUNICATION SERVICES  -  6.90%
ALLTEL Corp.                                                      9,050,000     447,975      .85
AT&T Corp.                                                       61,000,000     800,320     1.51
Qwest Communications International Inc.                           2,500,000      12,575      .02
SBC Communications Inc.                                          24,822,500     770,987     1.46
Sprint FON Group                                                 44,000,000     697,400     1.32
Verizon Communications Inc.                                      23,034,600     923,918     1.74
                                                                              3,653,175     6.90

UTILITIES - 9.68%
ELECTRIC UTILITIES  -  8.97%
Ameren Corp.                                                      2,300,000      96,048      .18
American Electric Power Co., Inc.                                12,989,400     594,915     1.12
Conectiv                                                          2,500,000      62,350      .12
Consolidated Edison, Inc.                                         4,971,700     216,716      .41
Constellation Energy Group, Inc.                                  8,175,000     260,946      .49
Dominion Resources, Inc.                                          5,750,000     381,915      .72
DTE Energy Co.                                                    3,550,000     160,957      .30
Exelon Corp.                                                      6,350,000     344,805      .65
FirstEnergy Corp. (Acquired GPU, Inc.)                            2,288,741      76,215      .15
FPL Group, Inc.                                                   5,640,000     358,084      .68
PPL Corp.                                                         2,000,000      76,220      .14
Progress Energy, Inc.                                            10,525,418     546,164     1.03
Public Service Enterprise Group Inc.                              2,020,000      93,627      .18
Puget Sound Energy, Inc.                                          3,800,000      78,774      .15
Southern Co.                                                     17,800,000     504,630      .95
TECO Energy, Inc.                                                 1,000,000      27,840      .05
TXU Corp.                                                        11,500,000     625,830     1.18
Xcel Energy Inc.                                                  9,700,000     246,671      .47
                                                                              4,752,707     8.97
MULTI-UTILITIES & UNREGULATED POWER  -  .71%
Duke Energy Corp.                                                 6,015,900     230,589      .44
Williams Companies, Inc.                                          7,500,000     143,250      .27
                                                                                373,839      .71
                                                                              5,126,546     9.68

Miscellaneous  -  1.09%
Equity securities in initial period of acquisition                              574,306     1.09


Total equity securities (cost: $41,220,582,000)                              50,961,188    96.22



                                                                Principal
                                                                  amount
Short-term securities                                             (000)
U.S. Treasuries and Other Federal Agencies - 4.32%
Federal Farm Credit Bank 1.75% due 7/18/2002                    $    46,633      46,454      .09
Federal Home Loan Bank 1.68%-1.85% due 5/2-7/23/2002              1,056,213   1,053,477     1.99
United States Treasury bills 1.67%-1.82% due 5/2-7/25/2002        1,192,420   1,189,648     2.24

Total short-term securities (cost: $2,289,557,000)                            2,289,579     4.32


Total investment securities (cost: $43,510,139,000)                          53,250,767   100.54
Excess of payables over cash and receivables                                    286,850      .54

Net assets                                                                  $52,963,917  100.00%


*Non-income-producing security.

See Notes to Financial Statements


Washington Mutual Investors Fund
Financial statements

Statement of assets and liabilities
at April 30, 2002                              (dollars and shares in thousands,
                                                       except per share amounts)

Assets:
 Investment securities at market
  (cost: $43,510,139)                                               $53,250,767
 Cash                                                                       280
 Receivables for:
  Sales of investments                                $114,356
  Sales of Fund's shares                               119,326
  Dividends                                             55,854          289,536
 Other assets                                                                 6
                                                                      53,540,589
Liabilities :
 Payables for:
  Purchases of investments                             480,787
  Repurchases of Fund's shares                          53,500
  Management services                                   12,479
  Services provided by affiliates                       28,988
  Deferred Directors'
   and Advisory Board compensation                         852
  Other fees and expenses                                   66          576,672
Net assets at April 30, 2002                                        $52,963,917

Net assets consist of:
 Capital paid in on shares of capital stock                         $43,665,296
 Undistributed net investment income                                     90,401
 Accumulated net realized loss                                         (532,408)
 Net unrealized appreciation                                          9,740,628
Net assets at April 30, 2002                                        $52,963,917


Total          authorized capital stock - 4,000,000 shares, $.001 par value Net assets Shares outstanding Net asset value per share/1/
Class A        $50,668,870        1,785,998                  $28.37
Class B          1,096,820           38,822                   28.25
Class C            678,584           24,042                   28.22
Class F            444,142           15,676                   28.33
Class 529-A         49,004            1,728                   28.36
Class 529-B         10,865              383                   28.34
Class 529-C         14,868              525                   28.33
Class 529-E            764               27                   28.34

(1) Maximum offering price and redemption price per share are equal to the net asset value per share for all share classe

See Notes to Financial Statements




Statement of operations
for the year ended April 30, 2002
Investment income:                                     (dollars in thousands)
 Income:
  Dividends                                         $1,100,192
  Interest                                              75,663       $1,175,855

 Fees and expenses:
  Investment advisory services                          98,488
  Business management services                          44,255
  Distribution services                                131,002
  Transfer agent services                               42,072
  Administrative services                                1,029
  Reports to shareholders                                1,621
  Registration statement and prospectus                  1,817
  Postage, stationery and supplies                       7,587
  Directors' and Advisory Board compensation               620
  Auditing and legal                                       160
  Custodian                                                388
  Other                                                    139          329,178
 Net investment income                                                  846,677

Net realized loss and unrealized depreciation on investments:
 Net realized loss on investments                                      (525,938)
 Net unrealized depreciation on
  investments                                                          (669,533)
   Net realized loss and
    unrealized depreciation on investments                           (1,195,471)
 Net decrease in net assets resulting
  from operations                                                     $(348,794)


See Notes to Financial Statements



Statement of changes in net assets                       (dollars in thousands)

                                                   Year Ended
                                                    April 30
                                                      2002           2001
Operations:
 Net investment income                                $846,677         $907,894
 Net realized (loss) gain on investments              (525,938)       2,303,878
 Net unrealized (depreciation)
   appreciation on investments                        (669,533)       2,714,981
  Net (decrease) increase in net assets
   resulting from operations                          (348,794)       5,926,753

Dividends and distributions paid to shareholders:
  Dividends from net investment income                (924,457)        (911,195)
  Distributions from net realized gain
   on investments                                   (1,103,304)      (3,762,319)
    Total dividends and distributions paid
     to shareholders                                (2,027,761)      (4,673,514)

Capital share transactions                           6,299,190          434,974

Total increase in net assets                         3,922,635        1,688,213

Net assets:
 Beginning of year                                  49,041,282       47,353,069
 End of year (including undistributed
  net investment income: $90,401 and $168,205
  respectively)                                    $52,963,917      $49,041,282

See Notes to Financial Statements


Notes to financial statements



1.        Organization and significant accounting policies

Organization - Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund's investment objective is to produce current income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund offers nine share classes consisting of four retail share classes and five CollegeAmerica savings plan share classes. The CollegeAmerica savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The Fund's share classes are described below:


    Share class     Initial sales charge   Contingent deferred sales   Conversion feature
                                            charge upon redemption

Class A and
Class 529-A          Up to 5.75%              None                         None


Class B and
Class 529-B          None                     Declines from 5% to zero     Class B and Class 529-B convert
                                               for redemptions within       to Class A and Class 529-A,
                                               six years of purchase        respectively, after eight years

Class C              None                     1% for redemptions within    Class C converts to Class F
                                               one year of purchase         after 10 years

Class 529-C          None                     1% for redemptions within     None
                                               one year of purchase

Class 529-E          None                      None                         None

Class F and
Class 529-F(*)       None                      None                         None


(*) As of April 30, 2002, there were no Class 529-F shares outstanding.


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

         Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the Fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the Fund's Board of Directors.

         Security transactions and related investment income - Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

         Class allocations - Income, fees, and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. Federal income taxation and distributions

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The Fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized for financial reporting purposes. These differences are due primarily to differing treatment for items such as net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of April 30, 2002, the cost of investment securities for federal income tax purposes was $43,516,513,000.

During the year ended April 30, 2002, the Fund reclassified $4,808,000 from undistributed net realized gains to additional paid-in capital to align financial reporting with tax reporting.

As of April 30, 2002, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income                      $91,253
Short-term and long-term loss deferrals                 (526,030)
Gross unrealized appreciation                         11,766,805
Gross unrealized depreciation                         (2,032,551)


Short-term and long-term capital loss deferrals above include a capital loss carryforward of $113,718,000 expiring in 2010. The capital loss carryforward will be used to offset any capital gains realized by the Fund in the current year or in subsequent years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains. Also included are capital losses, which were realized during the period November 1, 2001 to April 30, 2002.

The tax character of distributions paid was as follows (dollars in thousands):

Year ended April 30, 2002

                          Distributions from Ordinary Income               Distributions from           Total
Share Class         Net Investment Income     Short Term Capital Gains     long term capital gains      distributions paid
Class A                  909,181                       ----                     1,075,003                  1,984,184
Class B                    7,815                       ----                        15,419                     23,234
Class C                    3,566                       ----                         7,377                     10,943
Class F                    3,773                       ----                         5,505                      9,278
Class 529-A/1/                86                       ----                          ----                         86
Class 529-B/1/                16                       ----                          ----                         16
Class 529-C/1/                19                       ----                          ----                         19
Class 529-E/1/                 1                       ----                          ----                          1
Total                    924,457                       ----                     1,103,304                  2,027,761

/1/ Class 529-A, Class 529-B, Class 529-C and Class 529-E shares were offered beginning February 15, 2002.


Year ended April 30, 2001

                        Distributions from Ordinary Income                 Distributions from           Total
Share Class         Net Investment Income     Short Term Capital Gains     long term capital gains      distributions paid
Class A                  909,313                       ----                     3,750,270                  4,659,583
Class B                    1,882                       ----                        12,049                     13,931
Class C/2/                  ----                       ----                          ----                       ----
Class F/2/                  ----                       ----                          ----                       ----
Total                    911,195                       ----                     3,762,319                  4,673,514

/2/ Class C and Class F shares were offered beginning March 15, 2001.

3. Fees and transactions with related parties

Business management services - The Fund has a business management agreement with Washington Management Corporation (WMC). Under this agreement WMC provides services necessary to carry on the Fund's general administrative and corporate affairs. These services include all executive personnel, clerical staff, office space and equipment, certain accounting and recordkeeping facilities, arrangements for and supervision of shareholder services, and federal and state regulatory compliance. Under the agreement all expenses chargeable to the Class A shares of the Fund, including compensation to the business manager, shall not exceed 1% of the average net assets of the Fund on an annual basis. The agreement provides for monthly fees, accrued daily, based on a declining series of annual rates beginning with 0.175% of the first $3 billion of daily net assets decreasing to 0.04% of such assets in excess of $55 billion. For the year ended April 30, 2002, the business management services fee was equivalent to an annualized rate of .089% of average daily net assets. Johnston, Lemon & Co. Incorporated (JLC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (JLG), earned $786,000 on its retail sales of shares and distribution plan of the Fund and received no brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund.

Investment advisory services - Capital Research and Management Company (CRMC), the Fund's investment adviser, is the parent company of American Funds Service Company (AFS), the Fund's transfer agent, and American Funds Distributors (AFD), the principal underwriter of the Fund's shares. The Investment Advisory Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.225% on the first $3 billion of daily net assets and decreasing to 0.185% on such assets in excess of $55 billion. For the year ended April 30, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.198% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The Fund has adopted plans of distribution for all share classes. Under the plans, the Board of Directors approves certain categories of expenses which are used to finance activities primarily intended to sell Fund shares.

         The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares; up to 0.50% for Class 529-A shares; 1.00% for Class B, Class 529-B, Class C and Class 529-C shares; 0.75% for Class 529-E shares; and up to 0.50% for Class F and Class 529-F shares. In some cases, the Board of Directors approved expense amounts lower than plan limits.

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Additionally, the Board of Directors has approved the following categories of distribution expenses:

                  Class A and Class 529-A - Dealers and wholesalers receive commissions from AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit is not exceeded. Although the Class 529-A plan has an annual expense limit of 0.50% of average daily net assets, currently the expense is limited to 0.25% of such assets. As of April 30, 2002, unreimbursed expenses which remain subject to reimbursement totaled $225,000 and $22,000 for Class A and Class 529-A, respectively.

                  Class B, Class 529-B, Class C and Class 529-C - Each class pays AFD annual fees of 0.75% of its respective average daily net assets to compensate dealers and wholesalers for shares sold.

                  Class 529-E - AFD is paid annual fees of 0.25% of average daily net assets to compensate dealers and wholesalers for shares sold.

                  Class F and Class 529-F- Although the plan has an annual expense limit of 0.50% of its respective average daily net assets, currently there are no additional approved categories of expense for these classes.

         Transfer agent services - The Fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The Fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and
         B. Each relevant class pays CRMC annual fees of 0.15% based on its respective average daily net assets, plus amounts payable for certain transfer agency services. CRMC may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan.

         Expenses under the agreements described above for the year ended April 30, 2002, were as follows (dollars in thousands):

-----------------------------------------------------------------------
   Fund share      Distribution    Transfer agent    Administrative
    classes          services         services          services
-----------------------------------------------------------------------
    Class A          $121,529         $41,458        Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class B            6,133             614         Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class C            2,816       Not applicable         $565
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class F             492        Not applicable          447
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-A           11         Not applicable          11
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-B           9          Not applicable           3
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-C           12         Not applicable           3
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-E           -*         Not applicable           -*
-----------------------------------------------------------------------
*Amount less than 1,000.

Deferred Directors' and Advisory Board compensation - Since the adoption of the deferred compensation plan in 1994, Independent Directors and Advisory Board members may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other American Funds. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected Funds. Directors' and Advisory Board fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Directors - WMC and JLC are both wholly owned subsidiaries of JLG. All the officers of the Fund and four of its directors are affiliated with JLG and receive no remuneration directly from the Fund in such capacities.

4. Capital share transactions

Capital share transactions in the Fund were as follows (dollars and shares in thousands):

Year ended April 30, 2002

Share class                           Sales              Reinvestments of divideends      Repurchases            Net increase
                              Amount         Shares            Amount     Shares      Amount      Shares     Amount      Shares
Class A                      $7,676,711      267,967        $1,863,712    66,650    $(5,235,510)  (182,734)  $4,304,913  151,613
Class B                         855,010       29,918            22,290       798        (45,604)    (1,612)     831,696   29,104
Class C                         663,148       23,250            10,503       376        (22,510)      (797)     651,141   22,829
Class F                         463,606       16,165             8,634       309        (37,824)    (1,332)     434,416   15,142
Class 529-A(1)                   50,134        1,733                86         3           (236)        (8)      49,984    1,728
Class 529-B(1)                   11,111          384                16         -*           (34)        (1)      11,093      383
Class 529-C(1)                   15,180          525                19         1            (32)        (1)      15,167      525
Class 529-E(1)                      782           27                 1         -*            (3)         -*         780       27
Total net increase
(decrease) in fund           $9,735,682      339,699         $1,905,261   68,137    $(5,341,753)  (186,485)  $6,299,190  221,351


Year ended April 30, 2001

Share class                           Sales                Reinvestments of dividends        Repurchases         Net increase
                               Amount         Shares            Amount    Shares         Amount     Shares     Amount    Shares
Class A                       $4,676,526      159,865       $ 4,392,650  155,285     $(8,932,465)  (304,634)   $ 136,711   10,516
Class B                          244,344        8,386            13,434      477          (9,335)      (322)     248,443    8,541
Class C(2)                        34,630        1,215              ----     ----             (60)        (2)      34,570    1,213
Class F(2)                        15,385          539              ----     ----            (135)        (5)      15,250      534
Total net increase
(decrease) in fund            $4,970,885      170,005       $ 4,406,084  155,762     $ (8,941,995)  (304,963)   $434,974   20,804

*Amount less than 1,000.
(1) Class 529-A, Class 529-B, Class 529-C and Class 529-E shares were offered beginning February 15, 2002.
(2) Class C and Class F shares were offered beginning March 15, 2001.



5. Investment transactions and other disclosures

The Fund made purchases and sales of investment securities, excluding short-term securities, of $15,781,430,000 and $10,339,903,000, respectively, during the year ended April 30, 2002.

The Fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended April 30, 2002, the custodian fee of $388,000 includes $53,000 that was offset by this reduction, rather than paid in cash.

6. Investments in affiliates

The Fund owns 5.31%, 5.13% and 5.11% of the outstanding voting securities of Ashland, Crompton, and Stanley Works, respectively, and therefore, each is considered an "affiliated company" of the Fund under the Investment Company Act of 1940.


Financial Highlights/1/


                                                    Income from investment operations               Dividends and distributions
                                                                          Net
                                        Net asset                    (losses) gains                   Dividends
                                          value,        Net           on securities     Total from   (from net    Distributions
                                         beginning   investment      (both realized      investment  investment   (from capital
                                         of period  income (loss)/2/ and unrealized)/2/  operations     income)          gains)
Class A:
 Year ended 4/30/2002                     $29.80        $.50              $(.75)             $(.25)      $(.54)         $(.64)
 Year ended 4/30/2001                      29.14        .57                3.17              3.74         (.58)         (2.50)
 Year ended 4/30/2000                      35.31        .61               (3.09)             (2.48)       (.58)         (3.11)
 Year ended 4/30/1999                      33.92        .60                3.99              4.59         (.61)         (2.59)
 Year ended 4/30/1998                      25.93        .62                9.65              10.27        (.62)         (1.66)
Class B:
 Year ended 4/30/2002                      29.71        .25                (.72)             (.47)        (.35)          (.64)
 Year ended 4/30/2001                      29.11        .29                3.22              3.51         (.41)         (2.50)
 Period from 3/15/2000 to 4/30/2000        26.93        .02                2.16              2.18           -              -
Class C :
 Year ended 4/30/2002                      29.70        .21                (.73)             (.52)        (.32)          (.64)
 Period from 3/15/2001 to 4/30/2001        28.32        (.02)              1.40              1.38           -               -
Class F
 Year ended 4/30/2002                      29.79        .42                (.72)             (.30)        (.52)          (.64)
 Period from 3/15/2001 to 4/30/2001        28.37        .01                1.41              1.42             -             -
Class 529-A :
 Period from 2/15/2002 to 4/30/2002        27.71        .04                .75                .79         (.14)             -
Class 529-B :
 Period from 2/19/2002 to 4/30/2002        27.25        (.01)              1.22              1.21         (.12)             -
Class 529-C :
 Period from 2/15/2002 to 4/30/2002        27.71        (.01)              .75                .74         (.12)             -
Class 529-E :
 Period from 3/1/2002 to 4/30/2002         28.59        .01                (.13)             (.12)        (.13)             -



                                                                                                    Ratio of      Ratio of
                                                      Net asset                     Net assets,     expenses      net income (loss)
                                         Total        value, end      Total         end of period   to average    to average
                                     distributions    of period       return /3/    (in millions)   net assets    net assets
Class A:
 Year ended 4/30/2002                   $(1.18)        $28.37          (.73)%       $50,669          .65%           1.72%
 Year ended 4/30/2001                    (3.08)         29.80          13.54         48,700          .65            1.95
 Year ended 4/30/2000                    (3.69)         29.14          (6.96)        47,319          .63            1.91
 Year ended 4/30/1999                    (3.20)         35.31          14.61         57,018          .61            1.84
 Year ended 4/30/1998                    (2.28)         33.92          40.80         45,764          .62            2.08
Class B:
 Year ended 4/30/2002                    (.99)           28.25          (1.50)        1,097          1.41            .88
 Year ended 4/30/2001                    (2.91)          29.71          12.68           289          1.42            .99
 Period from 3/15/2000 to 4/30/2000        -             29.11           8.09            34           .17            .08
Class C :
 Year ended 4/30/2002                    (.96)           28.22          (1.68)          678          1.51            .72
 Period from 3/15/2001 to 4/30/2001        -             29.70           4.87            36          .23            (.07)
Class F :
 Year ended 4/30/2002                    (1.16)          28.33          (.89)           444           .78            1.46
 Period from 3/15/2001 to 4/30/2001        -             29.79          5.01            16            .12             .04
Class 529-A :
 Period from 2/15/2002 to 4/30/2002      (.14)           28.36          2.82            49            .16             .14
Class 529-B :
 Period from 2/19/2002 to 4/30/2002      (.12)           28.34          4.38            11            .30            (.02)
Class 529-C :
 Period from 2/15/2002 to 4/30/2002      (.12)           28.33          2.65            15            .32            (.03)
Class 529-E :
 Period from 3/1/2002 to 4/30/2002       (.13)           28.34          (.44)            1            .17             .04




Supplemental data - all classes
                                        Year ended April 30

                              2002      2001    2000      1999     1998

Portfolio turnover rate       22%       25%      26%      28%       18%



(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 2000, 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.



Report of Independent Accountants

To the Board of Directors and Shareholders of Washington Mutual Investors Fund, Inc.:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Washington Mutual Investors Fund, Inc. (the "Fund") at April 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002, by correspondence with the custodian, provide a reasonable basis for our opinion.



Los Angeles, California
May 31, 2002




                     WASHINGTON MUTUAL INVESTORS FUND, INC.

                                     Part B
                                Retirement Plan
                      Statement of Additional Information

                               June 22, 2002



This document is not a prospectus but should be read in conjunction with the current Retirement Plan Prospectus of Washington Mutual Investors Fund (the "fund" or "WMIF") dated June 22, 2002. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:


                     Washington Mutual Investors Fund, Inc.
                              Attention: Secretary
                            1101 Vermont Avenue, N.W.
                             Washington, D.C.  20005
                                 (202) 842-5665

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        4
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .        6
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       21
Purchase, Exchange and Sale of Shares . . . . . . . . . . . . . . .       25
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       27
Class A Sales Charge Reductions . . . . . . . . . . . . . . . . . .       29
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       31
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       32
Shareholder Account Services and Privileges . . . . . . . . . . . .       33
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       34
General Information . . . . . . . . . . . . . . . . . . . . . . . .       34
Class A Share Investment Results and Related Statistics . . . . . .       36
Financial Statements




                   Washington Mutual Investors Fund - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


GENERAL GUIDELINE

..    As set forth in its Prospectus, generally common stocks and securities convertible into common stocks meeting the fund's Investment Standards and on the fund's Eligible List may be held by the fund; however, the fund may also hold, to a limited extent, short-term U.S. government securities, cash and cash equivalents.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


NON-U.S. SECURITIES - The fund may invest in securities of certain companies domiciled outside of the United States if they meet the fund's other Investment Standards and are included in the Standard and Poor's 500 Composite Stock Index. Foreign securities may be subject to certain risks, different from those of investing in U.S. based companies. These include less publicly available information about issues, different accounting, auditing and financial reporting regulations and practices, changing economic, political and social conditions, and risks associated with foreign currency exchange rates and foreign trading markets. These securities are often in the form of American Depositary Receipts ("ADRs") which are typically issued by a U.S. bank or trust company evidencing ownership of an underlying foreign security. Investing in

                   Washington Mutual Investors Fund - Page 2 foreign securities that are traded in the U.S. or through ADRs avoids certain foreign currency risks. Investing through ADRs may, however, make it more difficult to exercise all of the rights that customarily attach to share ownership.



U.S. TREASURY AND AGENCY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. agency securities include those issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Tennessee Valley Authority, and Federal Farm Credit Bank System.


               THE FUND AND ITS INVESTMENT OBJECTIVE AND POLICIES

The fund has Investment Standards based upon criteria established by the United States District Court for the District of Columbia for determining the eligibility of securities under the Court's Legal List procedure which was in effect for many years. The fund has an Eligible List of investments based upon its Investment Standards. The fund's Investment Standards encompass numerous criteria which govern which securities may be included on the fund's Eligible List. Currently, those criteria include, for example: (i) a security shall be listed on or meet the listing requirements of the New York Stock Exchange; (ii) except for banks and a few other companies, the issuing company must have fully earned its dividends in at least four of the past five years and paid a dividend in at least nine of the past ten years; (iii) banks and savings and loan associations must have paid a dividend in at least four of the past five years;
(iv) companies which do not meet the fund's dividend payment requirements must meet other additional requirements which are generally more stringent than the fund's other standards applicable to dividend paying companies (these companies are limited to 5% of the fund's total assets at the time of the investment); (v) the ratio of current assets to liabilities for most individual companies must be at least 1.5 to 1, or their bonds must be rated at least investment grade by Standard and Poor's Corp; (vi) banks, insurance companies and other financial institutions must have capital funds of at least $100 million; and (vii) companies must not derive the majority of their revenues from alcohol or tobacco products. The Investment Standards are periodically reviewed by the fund's Board of Directors, Investment Adviser and Business Manager. Although the Standards are not changed frequently, modifications may be made, with the approval of the fund's Board of Directors, as a result of economic, market or corporate developments. The Investment Adviser is required to select the fund's investments exclusively from the Eligible List. The Investment Adviser monitors the Eligible List and makes recommendations to the Board of Directors of additions to, or deletions from, the List for continued compliance with the fund's Investment Standards.


                   Washington Mutual Investors Fund - Page 3

It is believed that in applying the above disciplines and procedures, the fund makes available to pension and profit-sharing trustees and other fiduciaries a prudent stock investment and an assurance of continuity of investment quality which it has always been the policy of the fund to provide. However, fiduciary investment responsibility and the Prudent Investor Rule involve a mixed question of law and fact which cannot be conclusively determined in advance. Moreover, recent changes to the Prudent Investor Rule in some jurisdictions speak to an allocation of funds among a variety of investments. Therefore, each fiduciary should examine the common stock portfolio of the fund to see that it, along with other investments, meets the requirements of the specific trust. The Investment Standards are not part of the fund's Investment Restrictions discussed below.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


The fund may not:


 1. Purchase any security which is not legal for the investment of trust funds in the District of Columbia;

 2.  Purchase or sell real estate or commodities;

 3. Make a purchase which would cause more than 5% of the value of the total assets of the fund to be invested in the securities of any one issuer;

 4. Make a purchase which would cause more than 10% of the outstanding securities of any issuer to be held in the portfolio of the fund;

 5. Invest in companies for the purpose of exercising control or management and may not invest in securities of other investment companies;

 6.  Purchase securities on margin or sell securities short;

 7.  Lend money;

 8. Borrow money except for temporary or emergency purposes and not for investment purposes and then only from banks in an amount not exceeding at the time of borrowing 10% of the fund's net assets, nor pledge or hypothecate more than 10% of its net assets and then only to secure such borrowing, provided that the fund may not purchase portfolio securities during any periods when loans amounting to 5% or more of the fund's net assets are outstanding; and


                   Washington Mutual Investors Fund - Page 4

 9. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry. The Board of Directors, acting upon the recommendations of the Advisory Board, may from time to time establish lower limitations on the amount of investment in specific industries.

It is declared policy of the fund to maintain a fully invested position with cash equivalents not to exceed 5% of net assets after allowing for sales of portfolio securities and fund shares within thirty days and the accumulation of cash balances representing undistributed net investment income and realized capital gains.


Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors as permitted by the Securities and Exchange Commission.


The fund does not act as an underwriter of securities issued by others, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as the term is defined in the Securities Act of 1933.


                   Washington Mutual Investors Fund - Page 5

                             MANAGEMENT OF THE FUND



BOARD OF DIRECTORS AND OFFICERS

                                     YEAR FIRST                                     NUMBER OF BOARDS
                        POSITION      ELECTED                                        WITHIN THE FUND
                        WITH THE     A DIRECTOR    PRINCIPAL OCCUPATION(S) DURING  COMPLEX/2/ ON WHICH  OTHER DIRECTORSHIPS/3/ HELD
     NAME AND AGE         FUND     OF THE FUND/1/           PAST 5 YEARS             DIRECTOR SERVES            BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INDEPENDENT" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Cyrus A. Ansary         Director       1984        President, Investment                   3            JPMorgan Value
 Age: 68                                            Services                                             Opportunities Fund
                                                    International Co. L.L.C.
                                                    (holding company for various
                                                    operating entities)
-----------------------------------------------------------------------------------------------------------------------------------
 Charles A. Bowsher      Director       2001        Retired Comptroller General             1            DeVry, Inc.
 Age: 71                                            of The United States
-----------------------------------------------------------------------------------------------------------------------------------
 Daniel J. Callahan      Director       1997        Vice Chairman & Treasurer,              1            JPMorgan Value
 III                                                The Morris & Gwendolyn                               Opportunities Fund; WGL
 Age: 70                                            Cafritz Foundation                                   Holdings, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Edward W. Kelley,       Director       2002        Retired Governor, Federal               1            Security Capital Corp.
 Jr.                                                Reserve Board
 Age: 70
-----------------------------------------------------------------------------------------------------------------------------------
 James C. Miller III     Director       1992        Chairman, Capital Analysis              3            Atlantic Coast Airlines;
 Age: 59                                            Group; former Counselor,                             JPMorgan Value
                                                    Citizens for a Sound Economy                         Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Katherine D. Ortega     Director       2002        Former Treasurer of the                 1            The Kroger Co.; Ralston
 Age: 67                                            United States                                        Purina Company; Rayonier
                                                                                                         Inc.; Ultramar Diamond
                                                                                                         Shamrock Corporation
-----------------------------------------------------------------------------------------------------------------------------------
 John Knox Singleton     Director       2001        President, INOVA Health                 1            Healthcare Realty Trust,
 Age: 53                                            System                                               Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 T. Eugene Smith         Director       1988        President, T. Eugene Smith,             3            JPMorgan Value
 Age: 71                                            Inc.                                                 Opportunities Fund
                                                    (real estate consulting,
                                                    planning and development)
-----------------------------------------------------------------------------------------------------------------------------------
 Leonard P. Steuart      Director       1997        Vice President,                         1            JPMorgan  Value
 II                                                 Steuart Investment Company                           Opportunities Fund
 Age: 67                                            (real estate investment and
                                                    operation)
-----------------------------------------------------------------------------------------------------------------------------------
 Margita E. White        Director       1988        Retired President,                      3            JPMorgan Value
 Age: 64                                            Association for                                      Opportunities Fund; Leitch
                                                    Maximum Service Television                           Technology Corp.
                                                    Inc.
-----------------------------------------------------------------------------------------------------------------------------------



                   Washington Mutual Investors Fund - Page 6

                                                    PRINCIPAL OCCUPATION(S) DURING
                                     YEAR FIRST            PAST 5 YEARS AND
                                      ELECTED               POSITIONS HELD            NUMBER OF BOARDS
                       POSITION       DIRECTOR         WITH AFFILIATED ENTITIES        WITHIN THE FUND     OTHER DIRECTORSHIPS/3/
                       WITH THE    AND/OR OFFICER    OR THE PRINCIPAL UNDERWRITER    COMPLEX/2/ ON WHICH            HELD
    NAME AND AGE         FUND      OF THE FUND/1/            OF THE FUND               DIRECTOR SERVES           BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4//,//5/
-----------------------------------------------------------------------------------------------------------------------------------
 Fred J. Brinkman      Director         1997        Senior Financial Consultant,              1            None
 Age: 73                                            Washington Management
                                                    Corporation
-----------------------------------------------------------------------------------------------------------------------------------
 James H. Lemon,       Chairman         1971        Chairman of the Board and                 3            JPMorgan Value
 Jr.                   of the                       Chief Executive Officer,                               Opportunities Fund
 Age: 66               Board                        The Johnston-Lemon Group,
                                                    Incorporated (financial
                                                    services holding company)
-----------------------------------------------------------------------------------------------------------------------------------
 Harry J. Lister       Vice             1972        President and Director,                   3            JPMorgan Value
 Age: 66               Chairman                     Washington Management                                  Opportunities Fund
                       of the                       Corporation
                       Board
-----------------------------------------------------------------------------------------------------------------------------------
 Jeffrey L. Steele     President        1999        Executive Vice President and              1            JPMorgan Value
 Age: 56               and                          Director, Washington                                   Opportunities Fund
                       Director                     Management Corporation; former
                                                    Partner, Dechert Price and
                                                    Rhoads
-----------------------------------------------------------------------------------------------------------------------------------


                   Washington Mutual Investors Fund - Page 7

                                                                                     PRINCIPAL OCCUPATION(S) DURING
                               POSITION          YEAR FIRST ELECTED                 PAST 5 YEARS AND POSITIONS HELD
                               WITH THE              AN OFFICER                         WITH AFFILIATED ENTITIES
    NAME AND AGE                 FUND              OF THE FUND/1/               OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Howard L.              Senior Vice President,          1983          Director, Senior Vice President, Secretary and Assistant
 Kitzmiller                 Secretary and                             Treasurer, Washington Management Corporation
 Age: 72                      Treasurer
-----------------------------------------------------------------------------------------------------------------------------------
 Ralph S. Richard           Vice President              1953          Director, Vice President and Treasurer, Washington
 Age: 83                                                              Management Corporation
-----------------------------------------------------------------------------------------------------------------------------------
 Lois A. Erhard             Vice President              1983          Vice President, Washington Management Corporation
 Age: 50
-----------------------------------------------------------------------------------------------------------------------------------
 Michael W. Stockton        Assistant Vice              1995          Vice President, Assistant Secretary and Assistant Treasurer,
 Age: 35                 President, Assistant                         Washington Management Corporation
                            Secretary and
                         Assistant Treasurer
-----------------------------------------------------------------------------------------------------------------------------------
 J. Lanier Frank            Assistant Vice              1992          Assistant Vice President, Washington Management Corporation
 Age: 41                      President
-----------------------------------------------------------------------------------------------------------------------------------
 Ashley L. Shaw/6/       Assistant Secretary            2000          Assistant Secretary, Washington Management Corporation,
 Age: 33                                                              former Attorney/Law Clerk
-----------------------------------------------------------------------------------------------------------------------------------

                   Washington Mutual Investors Fund - Page 8

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 In each instance where a Director of the fund serves on other funds affiliated with The American Funds Group, such service is as a trustee of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia, both portfolios of The American Funds Tax-Exempt Series I.
3 This includes all directorships (other than those in the American Funds Group) that are held by each director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Business Manager, Washington Management Corporation.
5 All of the directors and officers listed are officers and/or directors/trustees of one or more other funds for which Washington Management Corporation serves as Business Manager.
6 Ashley L. Shaw is the daughter of James H. Lemon, Jr.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 1101 VERMONT AVENUE, N.W., WASHINGTON, D.C. 20005 , ATTENTION: FUND SECRETARY.


                   Washington Mutual Investors Fund - Page 9

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2001


                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "INDEPENDENT" DIRECTORS
-------------------------------------------------------------------------------
 Cyrus A. Ansary                Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Charles A. Bowsher         $ 10,001  - $50,000         $ 10,001  - $50,000
-------------------------------------------------------------------------------
 Daniel J. Callahan III         Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Edward W. Kelley, Jr.              None                       None
-------------------------------------------------------------------------------
 James C. Miller III            Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Katherine D. Ortega         $10,001 - $50,000           $10,001 - $50,000
-------------------------------------------------------------------------------
 J. Knox Singleton          $ 50,001  - $100,000        $50,001 - $100,000
-------------------------------------------------------------------------------
 T. Eugene Smith                Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Leonard P. Steuart II          Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Margita E. White               Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Fred J. Brinkman               Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 James H. Lemon, Jr.            Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Harry J. Lister                Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Jeffrey L. Steele              Over $100,000              Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed include any shares owned through the deferred compensation plan described below.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Business Manager, Washington Management Corporation.

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED APRIL 30, 2002

No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Business Manager or its affiliates. The fund pays annual fees of $46,000 per annum to Directors who are not affiliated with the Business Manager, plus $2,000 for each Board of Directors meeting attended, and $1,000 for each meeting attended as a member of a committee of the Board of Directors, $1,500 in the case of the chairman of a committee.



No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Business Manager.


                   Washington Mutual Investors Fund - Page 10

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Cyrus A. Ansary               $63,500                           $67,700
------------------------------------------------------------------------------------------
 Charles A. Bowsher            $29,667/3,4/                      $29,667/3,4/
------------------------------------------------------------------------------------------
 Daniel J. Callahan            $61,000                           $61,000
 III
------------------------------------------------------------------------------------------
 Edward W. Kelley,             $ 2,000/3/                        $ 2,000
 Jr.
------------------------------------------------------------------------------------------
 James C. Miller               $62,500                           $62,500
------------------------------------------------------------------------------------------
 Katherine D. Ortega           $12,000/3,4/                      $12,000/3,4/
------------------------------------------------------------------------------------------
 J. Knox Singleton             $29,667/3,4/                      $29,667/3,4/
------------------------------------------------------------------------------------------
 T. Eugene Smith               $62,000                           $66,200
------------------------------------------------------------------------------------------
 Leonard P. Steuart            $61,000/4/                        $61,000/4/
 II
------------------------------------------------------------------------------------------
 Margita E. White              $64,000                           $66,850
------------------------------------------------------------------------------------------



1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.
2 In each instance where a Director of the fund serves on other funds affiliated with The American Funds Group, such service is as a trustee of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia, both portfolios of The American Funds Tax-Exempt Series I.

3 Charles A. Bowsher, Edward W. Kelley, Jr., Katherine D. Ortega and J. Knox
  Singleton were elected to the Board during the fiscal year ended April 30, 2002 and, accordingly, received limited compensation as Directors. Charles A. Bowsher, Katherine D. Ortega and J. Knox Singleton received compensation for part of the fiscal year from the fund for their service as members of the Advisory Board.
4 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2002 fiscal year for participating Directors is as follows: Charles A. Bowsher ($20,676), Katherine D. Ortega ($46,425), J. Knox Singleton ($59,796) and Leonard P. Steuart II ($324,666). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS

The fund, an open-end, diversified management investment company, was organized as a Delaware Corporation in 1952 and reincorporated in Maryland in 1990.


All fund operations are supervised by the fund's Board of Directors, which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not affiliated with the fund's management are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including Class A, R-1, R-2, R-3, R-4 and R-5 shares. Class R shares are generally only available to employer-sponsored retirement plans. The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in


                   Washington Mutual Investors Fund - Page 11 the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


COMMITTEES OF THE BOARD OF DIRECTORS

The Fund has an Audit Committee composed of five directors who are not considered "interested persons" of the Fund within the meaning of the 1940 Act ("independent directors"): Cyrus A. Ansary, Charles A. Bowsher, Daniel J. Callahan III, James C. Miller III (Chair) and T. Eugene Smith. The function of the Committee is the oversight of the Corporation's accounting and financial reporting policies. The Committee acts as a liaison between the Fund's independent auditors and the full Board of Directors.


The Fund has a Governance Committee composed of Cyrus A. Ansary (Chair) and all the other independent directors. The Committee's functions include reviewing all contracts and agreements with the Fund, as required by the 1940 Act and the rules thereunder. The Committee reports its recommendations to the full Board of Directors. In addition, the Committee periodically reviews such issues as the Board's composition, responsibilities, committees and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Governance Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.


The Fund has a Proxy Committee composed of Fred J. Brinkman ("Interested Director"), T. Eugene Smith and Margita E. White (Chair). The Committee's functions include establishing and reviewing procedures and policies for voting of proxies of companies held in the Fund's portfolio.


There were six Board of Directors meetings and six Committee meetings (one Audit, two Proxy and three Governance Committee meetings) during the fiscal year ended April 30, 2002. All directors attended more than 80% of all Board meetings and meetings of the Committees of which they were members.



                   Washington Mutual Investors Fund - Page 12

                               DIRECTORS EMERITUS

The Board of Directors has named certain retired Directors of the Fund to the position of Director Emeritus. In addition to attending meetings with the Board of Directors, Director Emeritus members, while not directly participating in Board matters, may be consulted from time to time by the Board, primarily with respect to their prior Board experience. Directors Emeritus, however, possess no authority or responsibility with respect to the Fund's investments or management. The chart below sets out additional information about the Directors Emeritus members.


                          YEARS OF SERVICE                             AGGREGATE COMPENSATION
     NAME AND AGE         WITH THE FUND/1/    PRINCIPAL AFFILIATION       FROM THE FUND/2/
----------------------------------------------------------------------------------------------
 Stephen Hartwell                34            Chairman, Washington            none/3/
 Chairman Emeritus                             Management
 Age: 87                                       Corporation
----------------------------------------------------------------------------------------------
 Charles T. Akre                 42            Of Counsel, Miller &           $23,000
 Age: 92                                       Chevalier, Chartered
----------------------------------------------------------------------------------------------
 Nathan A. Baily                 42            Retired Management,            $23,000
 Age: 81                                       Marketing and
                                               Education Consultant
----------------------------------------------------------------------------------------------
 John A. Beck                    18            Of Counsel, Reed                none/3/
 Age: 76                                       Smith Hazel Thomas
----------------------------------------------------------------------------------------------
 Stephen G. Yeonas               18            Chairman and Chief             $25,500
 Age: 77                                       Executive Officer,
                                               The Stephen G.
                                               Yeonas Company
----------------------------------------------------------------------------------------------


1 This includes years of service as an officer, Director and Director Emeritus. 2 The Fund pays annual fees of $23,000 per annum to Directors Emeritus not affiliated with the Business Manager, plus $500 for each Board Meeting attended.
3 John A. Beck and Stephen Hartwell are affiliated with the Fund's Business
  Manager and, accordingly, receive no remuneration from the Fund.


                   Washington Mutual Investors Fund - Page 13

                             ADVISORY BOARD MEMBERS

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about business, political or economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the Investment Adviser, primarily with respect to industry diversification and the number of issues to be held by the fund. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund^s investments or management. The chart below sets out additional information about the Advisory Board Members.





                          YEAR FIRST                                                NUMBER OF BOARDS
                          ELECTED AN                                                WITHIN THE FUND
                     ADVISORY BOARD MEMBER      PRINCIPAL OCCUPATION(S) DURING      COMPLEX ON WHICH    OTHER DIRECTORSHIPS HELD
   NAME AND AGE         OF THE FUND/1/                   PAST 5 YEARS                MEMBER SERVES              BY MEMBER
-----------------------------------------------------------------------------------------------------------------------------------
 Mary K. Bush                1995            President, Bush & Company                     1           Brady Corporation;  Mortgage
 Age: 54                                     (international financial advisory                         Guaranty Insurance
                                             services)                                                 Corporation; Pioneer Funds;
                                                                                                       R.J. Reynolds
-----------------------------------------------------------------------------------------------------------------------------------
 Louise M.                   2001            Senior Counsel, Shaw Pittman                  1           Crestline Capital
 Cromwell                                                                                              Corporation
 Age: 57
-----------------------------------------------------------------------------------------------------------------------------------
 C. Richard Pogue            2001            Retired Executive Vice President,             1           FAM Equity - Income Fund;
 Age: 65                                     Investment Company Institute                              FAM Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Linda D. Rabbitt            2001            President, Rand Construction                  1           None
 Age: 53                                     Corporation
-----------------------------------------------------------------------------------------------------------------------------------
 William J. Shaw             2001            President and Chief Operating                 1           Marriott International
 Age: 56                                     Officer, Marriott International
-----------------------------------------------------------------------------------------------------------------------------------


1 Advisory Board Members of the fund serve until their resignation, removal or retirement.

THE ADDRESS FOR ALL ADVISORY BOARD MEMBERS IS THE OFFICE OF THE FUND, 1101 VERMONT AVENUE, N.W., WASHINGTON, D.C. 20005, ATTENTION: FUND SECRETARY.


                   Washington Mutual Investors Fund - Page 14

ADVISORY BOARD MEMBER COMPENSATION PAID DURING THE FISCAL YEAR ENDED APRIL 30, 2002


The fund pays fees of $6,000 per annum to Advisory Board members who are not affiliated with the Business Manager, plus $2,000 for each meeting attended in conjunction with meetings with the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Advisory Board Members may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Advisory Board Members who are not affiliated with the fund.




                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Mary K. Bush                    $10,000                           $10,000
------------------------------------------------------------------------------------------
 Louise M. Cromwell              $10,000                           $10,000
------------------------------------------------------------------------------------------
 C. Richard Pogue                $10,000                           $10,000
------------------------------------------------------------------------------------------
 Linda D. Rabbitt                $ 8,000                           $ 8,000
------------------------------------------------------------------------------------------
 William J. Shaw                 $ 8,000                           $ 8,000
------------------------------------------------------------------------------------------



1 Amounts may be deferred by eligible Advisory Board members under a non-qualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Advisory Board member.

2 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended April 30, 2002 for participating Advisory Board members is as follows:
  Louise M. Cromwell ($12,365) and Linda Rabbitt ($5,454). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Advisory Board member.

As of April 15, 2002, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.



                   Washington Mutual Investors Fund - Page 15

                                   MANAGEMENT

BUSINESS MANAGER - Since its inception, the fund has operated under a Business Management Agreement with Washington Management Corporation or its predecessors. The Business Manager maintains its principal business address at 1101 Vermont Avenue, N.W., Washington, D.C. 20005.


The primary function of the Business Manager is to oversee the various services and operations of the fund. The Business Manager provides services necessary to carry on the fund's general administrative and corporate affairs. These services include all executive personnel, clerical staff, office space and equipment, certain accounting and record keeping facilities, arrangements for and supervision of shareholder services and federal and state regulatory compliance. The Business Manager provides similar services to other mutual funds.


The fund pays all expenses not specifically assumed by the Business Manager, including but not limited to, custodian, transfer and dividend disbursing agency fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; expenses of shareholders' meetings; taxes; insurance; expenses of the issuance, sale (including stock certificates, registration and qualification expenses), or repurchase of shares of the fund; legal and auditing expenses; expenses pursuant to the fund's Plans of Distribution; fees and expense reimbursements paid to Directors and Advisory Board members; association dues; and costs of stationery and forms prepared exclusively for the fund.


The Business Manager has agreed to pay to the fund annually, immediately after the fiscal year end, the amount by which the total expenses of the fund for any particular fiscal year exceed an amount equal to 1% of the average net assets of the fund for the year. No such reimbursement was necessary in fiscal 2002. The expense limitation described above shall apply only to Class A shares issued by the fund and shall not apply to any other class(es) of shares the fund may issue. Any new class(es) of shares issued by the fund will not be subject to an expense limitation. However, notwithstanding the foregoing, to the extent the Business Manager is required to reduce its management fee due to the expenses of the Class A shares exceeding the stated limit, the reduction in the management fee will reduce the fund's management fee expense similarly for all other classes of shares of the fund. The Business Manager receives a monthly fee, accrued daily, at the annual rate of 0.175% of the first $3 billion of the fund's net assets, 0.15% of net assets in excess of $3 billion but not exceeding $5 billion, 0.135% of net assets in excess of $5 billion but not exceeding $8 billion, 0.12% of net assets in excess of $8 billion but not exceeding $12 billion, 0.095% of net assets in excess of $12 billion but not exceeding $21 billion, 0.075% of net assets in excess of $21 billion but not exceeding $34 billion, 0.06% of net assets in excess of $34 billion but not exceeding $44 billion, 0.05% of net assets in excess of $44 billion but not exceeding $55 billion, and 0.04% of net assets in excess of $55 billion. During the fiscal years ended April 30, 2002, 2001 and 2000, the Business Manager's fees amounted to $44,255,000, $42,756,000 and $47,107,000, respectively.


The current Business Management Agreement, unless sooner terminated, will continue in effect until August 31, 2003 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and
(ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose


                   Washington Mutual Investors Fund - Page 16 of voting on such approval. The Agreement provides that the Business Manager has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon sixty (60) days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).



The Business Manager has established a charitable foundation, The Washington Management Corporation Foundation, which makes contributions to charities organized under Section 501 (c)(3) or 509(a)(2) of the Internal Revenue Code. Directors, Directors Emeriti, Advisory Board members and officers of the fund, as well as all employees of the Business Manager and its affiliates, may participate in a gift matching program sponsored by the Foundation.


INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AGREEMENT - The Investment Advisory Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until August 31, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


In determining whether to renew the Agreement each year, the Governance Committee of the Board of Directors evaluates information from several sources, including information provided by the Investment Adviser in accordance with
Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meetings, the Committee reviewed and considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the fund, fees and expenses borne by the fund, financial results of the Investment Adviser, and comparative data for other mutual funds.



                   Washington Mutual Investors Fund - Page 17

The Board determined that continuation of the Agreement was appropriate in light of the quality of the Adviser's performance past and present, the strength of its organization (including its personnel, financial resources, commitment to quality service, research and operating history) and the reasonableness of the advisory fee. The Directors also took into account other considerations, such as the brokerage policies of the Adviser, including any benefit derived by the Adviser in, for example, the form of research, and the nature and quality of non-investment management services provided by the Investment Adviser and its affiliates.


The Investment Adviser manages the investment portfolio of the fund subject to the policies established by the Board of Directors and places orders for the fund's portfolio securities transactions. As compensation for its services, the Investment Adviser receives a monthly fee, accrued daily, at the annual rate of 0.225% of the first $3 billion of the fund's net assets, 0.21% of net assets in excess of $3 billion but not exceeding $8 billion, 0.20% of net assets in excess of $8 billion but not exceeding $21 billion, 0.195% of net assets in excess of $21 billion but not exceeding $34 billion, 0.19% of net assets in excess of $34 billion but not exceeding $55 billion and 0.185% of net assets in excess of $55 billion. During the fiscal years ended April 30, 2002, 2001 and 2000, the Investment Adviser's fees amounted to $98,488,000, $92,578,000 and $105,889,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's R share classes will continue in effect until August 31, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).



Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's R share classes. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties providing such services.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each R share class except Class R-5 shares. For Class R-5 shares, the administrative fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average daily net assets of Class R-5 shares.


                   Washington Mutual Investors Fund - Page 18

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell the shares.


Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                COMMISSIONS,        ALLOWANCE OR

                                              FISCAL YEAR          REVENUE          COMPENSATION
--------------------------------------------------------------
                                                              OR FEES RETAINED       TO DEALERS
                                                              --------------------------------------
                 CLASS A                         2002            $23,994,000        $114,937,000
                                                 2001             12,400,000          58,817,000
                                                 2000             26,981,000         133,675,000
----------------------------------------------------------------------------------------------------


The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency costs; savings to the fund in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.25% of its average daily net assets attributable to Class A shares; (ii) for Class R-1 shares, 1.00% of its average daily net assets attributable to Class R-1 shares; (iii) for Class R-2 shares, up to 1.00% of its average daily net assets attributable to Class R-2 shares; (iv) for Class R-3 shares, up to 0.75% of its average daily net assets attributable to Class R-3 shares; and (v) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares.


                   Washington Mutual Investors Fund - Page 19

The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A shares, (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares, in excess of the Class A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable. As of April 30, 2002, unreimbursed expenses which remain subject to reimbursement under the Plan for Class A and 529-A shares totaled $225,000 and $22,000, respectively.


For Class R-1 shares (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class R-2 shares, currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares, currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares, currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers.


During the 2002 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:


                               12B-1 EXPENSES            12B-1 LIABILITY

--------------------------        ACCRUED                  OUTSTANDING
                          ----------------------------------------------------
        CLASS A                 $121,529,000               $19,542,000
------------------------------------------------------------------------------



OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently, these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments are based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


                   Washington Mutual Investors Fund - Page 20

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


The following information may or may not apply to you depending on whether you hold fund shares in a non-taxable account, such as a qualified retirement plan. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class. Dividends and capital gains distributed by the fund to a retirement plan currently are not taxable.



                   Washington Mutual Investors Fund - Page 21

     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.



     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the


                   Washington Mutual Investors Fund - Page 22 date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as short-term capital gain.


     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also


                   Washington Mutual Investors Fund - Page 23 may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of another American Fund, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.



If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts


                   Washington Mutual Investors Fund - Page 24 and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                     PURCHASE, EXCHANGE AND SALE OF SHARES

PURCHASES - Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.


Class R shares are generally only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares are also generally only available to retirement plans where plan level or omnibus accounts (i.e., no participant accounts) are held on the books of a fund. In addition, Class R-5 shares are generally only available to retirement plans with at least $1 million or more in plan assets. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts. Class R-5 shares are available to certain retirement and non-retirement plan clients of the Personal Investment Management division of Capital Guardian Trust Company without regard to the $1 million minimum.



Eligible retirement plans may generally open an account and purchase Class A and R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in the fund's prospectus and statement of additional information) authorized to sell the fund's shares. Additional shares may be purchased through a plan's administrator or recordkeeper.


THE FUND AND THE PRINCIPAL UNDERWRITER RESERVE THE RIGHT TO REJECT ANY PURCHASE
 ORDER.

EXCHANGES - Shares of the fund generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of Class A shares from the money market funds purchased without a sales charge generally will be subject to the appropriate sales charge, unless the money market fund shares were acquired by an exchange from a fund having a sales charge.


Shares may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. EXCHANGE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


SALES - Shares of the fund may be sold by contacting your plan administrator or recordkeeper. Shares are sold at the net asset value next determined after the request is received in good order by the Transfer Agent, dealer or any of their designees.


                   Washington Mutual Investors Fund - Page 25

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


Proceeds from a redemption or a dividend or capital gain distribution may be reinvested without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Proceeds will be reinvested in the same share class from which the original redemption or distribution was made. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after the request is received and accepted by the Transfer Agent.


FUND NUMBERS - Here are the fund numbers for use when making share transactions:

                                                                                              FUND NUMBERS
                                                                                ------------------------------------------
                                                                                CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                                                                              A     R-1    R-2    R-3    R-4     R-5
--------------------------------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    002   2102   2202   2302   2402    2502
American Balanced Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    011   2111   2211   2311   2411    2511
American Mutual Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    003   2103   2203   2303   2403    2503
Capital Income Builder/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    012   2112   2212   2312   2412    2512
Capital World Growth and Income Fund/SM/  . . . . . . . . . . . . . . . . . .    033   2133   2233   2333   2433    2533
EuroPacific Growth Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    016   2116   2216   2316   2416    2516
Fundamental Investors/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . .    010   2110   2210   2310   2410    2510
The Growth Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    005   2105   2205   2305   2405    2505
The Income Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    006   2106   2206   2306   2406    2506
The Investment Company of America/(R)/  . . . . . . . . . . . . . . . . . . .    004   2104   2204   2304   2404    2504
The New Economy Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    014   2114   2214   2314   2414    2514
New Perspective Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    007   2107   2207   2307   2407    2507
New World Fund/SM/  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    036   2136   2236   2336   2436    2536
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . .    035   2135   2235   2335   2435    2535
Washington Mutual Investors Fund/SM/  . . . . . . . . . . . . . . . . . . . .    001   2101   2201   2301   2401    2501
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . . . . . . . . . . . . . . .    040    N/A    N/A    N/A    N/A    2540
American High-Income Trust/SM/  . . . . . . . . . . . . . . . . . . . . . . .    021   2121   2221   2321   2421    2521
The Bond Fund of America/SM/  . . . . . . . . . . . . . . . . . . . . . . . .    008   2108   2208   2308   2408    2508
Capital World Bond Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    031   2131   2231   2331   2431    2531
Intermediate Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . .    023   2123   2223   2323   2423    2523
Limited Term Tax-Exempt Bond Fund of America/SM/  . . . . . . . . . . . . . .    043    N/A    N/A    N/A    N/A    2543
The Tax-Exempt Bond Fund of America/(R)/  . . . . . . . . . . . . . . . . . .    019    N/A    N/A    N/A    N/A    2519
The Tax-Exempt Fund of California/(R)/* . . . . . . . . . . . . . . . . . . .    020    N/A    N/A    N/A    N/A    2520
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . . . . . . . . . . . . . . .    024    N/A    N/A    N/A    N/A    2524
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . . . . . . . . . . . . . . .    025    N/A    N/A    N/A    N/A    2525
U.S. Government Securities Fund/SM/ . . . . . . . . . . . . . . . . . . . . .    022   2122   2222   2322   2422    2522
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . . . . . . . . . . . . . . .    009   2109   2209   2309   2409    2509
The Tax-Exempt Money Fund of America/SM/  . . . . . . . . . . . . . . . . . .    039    N/A    N/A    N/A    N/A    2539
The U.S. Treasury Money Fund of America/SM/ . . . . . . . . . . . . . . . . .    049   2149   2249   2349   2449    2549
___________
*Available only in certain states.



                   Washington Mutual Investors Fund - Page 26

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)

                                                                                             DEALER
                                                                     SALES CHARGE AS       COMMISSION
                                                                    PERCENTAGE OF THE:    AS PERCENTAGE
                                                                    ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                              NET AMOUNT  OFFERING     OFFERING
                                                                   -INVESTED-   PRICE         PRICE
------------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                                  6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .                                  5.26       5.00          4.25
$50,000 but less than $100,000. .                                    4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                                   3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                                    3.63       3.50          2.75
$250,000 but less than $500,000 .                                    2.56       2.50          2.00
$500,000 but less than $750,000 .                                    2.04       2.00          1.60
$750,000 but less than $1 million                                    1.52       1.50          1.20
$1 million or more. . . . . . . .                                    none       none          none
----------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC.


403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment


                   Washington Mutual Investors Fund - Page 27 process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


A transfer from the Virginia Prepaid Education Program or the Virginia Education Savings Trust to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.



In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) current and retired registered investment advisers, with respect to accounts established while active, registered with the Principal Underwriter, or full-time employees (and their spouses, parents, and children) of registered investment advisers registered with the Principal Underwriter and plans for such persons;

4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and

                   Washington Mutual Investors Fund - Page 28

(9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.


Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset. For certain tax-exempt accounts opened prior to September 1, 1969, sales charges and dealer commissions, as a percent of offering price, are respectively 3% and 2.5% (under $50,000); 2.5% and 2.0% ($50,000 but less than $100,000); 2.0% and 1.5%
($100,000 but less than $250,000) and 1.5% and 1.25% ($250,000 but less than $1 million).



For Class R-1 shares, annual asset-based compensation of 1.00% is paid by the Principal Underwriter to dealers who sell Class R-1 shares.


For Class R-2 shares, annual asset-based compensation of 0.75% is paid by the Principal Underwriter to dealers who sell Class R-2 shares.


For Class R-3 shares, annual asset-based compensation of 0.50% is paid by the Principal Underwriter to dealers who sell Class R-3 shares.


For Class R-4 shares, annual asset-based compensation of 0.25% is paid by the Principal Underwriter to dealers who sell Class R-4 shares.


No dealer compensation is paid on sales of Class R-5 shares. The fund has not adopted a plan for Class R-5 shares; accordingly no 12b-1 fee is paid from Class R-5 assets.


                        CLASS A SALES CHARGE REDUCTIONS

REDUCING YOUR CLASS A SALES CHARGE - You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds


                   Washington Mutual Investors Fund - Page 29 made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.


                   Washington Mutual Investors Fund - Page 30

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Individual purchases by a trustee(s) or other fiduciary(ies) may be aggregated if the investments are:

     .for a fiduciary account, including employee benefit plans other than individual-type employee benefit plans, such as an IRA, 403(b) plan (except as described below), or single-participant Keogh-type plan;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above; or

     .for participant accounts of a 403(b) plan that are treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described under the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: i) Class A shares at net asset value; ii) Class A shares subject to the applicable initial sales charge; iii) Class B shares; iv) Class C shares; or v) Class F shares. Plan assets invested in Class A shares with a sales charge, B, C or F shares are subject to the terms and conditions


                   Washington Mutual Investors Fund - Page 31 contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate which share class plan assets should be invested in and which do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions will not be allowed to be invested in F shares.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds advised by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such


                   Washington Mutual Investors Fund - Page 32 prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, and purchases through certain retirement plans, will be confirmed at least quarterly.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permits payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the R share classes.


                   Washington Mutual Investors Fund - Page 33

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.



There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions for the fiscal years ended 2002, 2001 and 2000, amounted to $37,266,000, $30,517,000 and $31,948,000, respectively.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parent companies of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, Bank of America Corp., Citigroup Inc. and J.P. Morgan Chase & Co. were among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principals in portfolio transactions. The fund held equity securities of Bank of America Corp., Citigroup Inc. and J.P. Morgan Chase & Co. in the amounts of $1,787,357,000, $53,259,000 and $1,673,870,000, respectively, as of the close of its most recent fiscal year.


During fiscal years 2002, 2001 and 2000 Johnston, Lemon & Co. Incorporated received no commissions for executing portfolio transactions for the fund. Johnston, Lemon & Co. Incorporated will not participate in commissions paid by the fund to other brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.



                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing

                   Washington Mutual Investors Fund - Page 34 agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $41,458,000 for Class A shares for the 2002 fiscal year.



INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Directors.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on April 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Washington Management Corporation, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

   MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- APRIL 30, 2002


Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $28.37
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $30.10



                   Washington Mutual Investors Fund - Page 35

            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 1.63% based on a 30-day (or one month) period ended April 30, 2002, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:



     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended April 30, 2002 were -6.45%, 9.78% and 13.22%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended April 30, 2002 were -0.73%, 11.09% and 13.90%, respectively.



The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, F, 529 and R shares.



The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks


                   Washington Mutual Investors Fund - Page 36 and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).


The fund may also compare its investment results with the average of Savings Institutions deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board). Savings deposits offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.


                   Washington Mutual Investors Fund - Page 37





Washington Mutual Investors Fund, Inc.
Investment portfolio, April 30, 2002



                                                                  Shares      Market    Percent
                                                               or principal   value     of net
Equity securities                                                 amount      (000)     assets
(common stocks and convertible debentures)


ENERGY - 8.56%
ENERGY EQUIPMENT & SERVICES  -  .21%
Halliburton Co.                                                   3,500,000     $59,465     .11%
Schlumberger Ltd.                                                 1,000,000      54,750      .10
                                                                                114,215      .21
OIL & GAS  -  8.35%
Ashland Inc.                                                      3,680,000     150,254      .28
ChevronTexaco Corp.                                              24,031,000   2,083,728     3.94
Conoco Inc.                                                       7,500,000     210,375      .40
Exxon Mobil Corp.                                                22,100,000     887,757     1.68
Kerr-McGee Corp.                                                  2,600,000     155,480      .29
Marathon Oil Corp.                                                6,000,000     174,360      .33
Phillips Petroleum Co.                                            4,800,000     287,088      .54
Royal Dutch Petroleum Co. (New York registered)                   1,200,000      62,712      .12
Sunoco, Inc.                                                      2,600,000      89,388      .17
Unocal Corp.                                                      8,596,500     319,704      .60
                                                                              4,420,846     8.35
                                                                              4,535,061     8.56

MATERIALS - 4.73%
CHEMICALS  -  1.05%
Air Products and Chemicals, Inc.                                  3,212,300     154,351      .29
Crompton Corp.                                                    5,800,001      69,890      .13
Dow Chemical Co.                                                  5,500,000     174,900      .33
PPG Industries, Inc.                                              3,000,000     156,930      .30
                                                                                556,071     1.05
METALS & MINING  -  .65%
Alcoa Inc.                                                        5,950,000     202,479      .38
Newmont Mining Corp.                                              5,000,000     142,550      .27
                                                                                345,029      .65
PAPER & FOREST PRODUCTS  -  3.03%
International Paper Co.                                          18,700,000     774,741     1.46
MeadWestvaco Corp. (formed by the merger of
Mead Corp. and Westvaco Corp.)                                    7,599,806     223,130      .42
Weyerhaeuser Co.                                                 10,200,000     608,022     1.15
                                                                              1,605,893     3.03
                                                                              2,506,993     4.73

CAPITAL GOODS - 5.96%
AEROSPACE & DEFENSE  -  3.53%
Boeing Co.                                                        4,600,000     205,160      .39
Honeywell International Inc.                                     16,366,600     600,327     1.13
Lockheed Martin Corp.                                             4,300,000     270,470      .51
Northrop Grumman Corp.                                            1,000,000     120,660      .23
Raytheon Co.                                                      5,000,000     211,500      .40
United Technologies Corp.                                         6,592,700     462,610      .87
                                                                              1,870,727     3.53
CONSTRUCTION & ENGINEERING  -  .23%
Fluor Corp.                                                       3,000,000     123,990      .23

ELECTRICAL EQUIPMENT  -  .29%
Emerson Electric Co.                                              2,500,000     133,475      .25
Rockwell Automation                                                 821,000      17,627      .04
                                                                                151,102      .29
INDUSTRIAL CONGLOMERATES  -  .07%
3M Co. (formerly Minnesota Mining and Manufacturing Co.)            300,000      37,740      .07

MACHINERY  -  1.41%
Caterpillar Inc.                                                  1,400,000      76,468      .15
Deere & Co.                                                       4,240,000     189,782      .36
Dover Corp.                                                       4,000,000     149,040      .28
Eaton Corp.                                                       1,012,900      85,702      .16
Illinois Tool Works Inc.                                          1,200,000      86,520      .16
Ingersoll-Rand Co. Ltd., Class A (formerly Ingersoll-Rand Co.)    1,700,000      84,915      .16
Pall Corp.                                                        3,600,000      74,880      .14
                                                                                747,307     1.41
TRADING COMPANIES & DISTRIBUTORS  -  .43%
Genuine Parts Co.                                                 6,515,800     224,860      .43
                                                                              3,155,726     5.96

COMMERCIAL SERVICES & SUPPLIES - 1.24%
COMMERCIAL SERVICES & SUPPLIES  -  1.24%
Deluxe Corp.                                                      2,200,000      96,536      .18
Pitney Bowes Inc.                                                11,675,000     491,518      .93
ServiceMaster Co.                                                 4,926,100      68,965      .13
                                                                                657,019     1.24

TRANSPORTATION - 1.11%
AIRLINES  -  .26%
Southwest Airlines Co.                                            7,500,000     136,575      .26
ROAD & RAIL  -  .85%
Burlington Northern Santa Fe Corp.                                4,000,000     109,960      .21
CSX Corp.                                                         6,266,100     226,645      .43
Union Pacific Corp.                                               2,000,000     113,600      .21
                                                                                450,205      .85
                                                                                586,780     1.11

AUTOMOBILES & COMPONENTS - 1.27%
AUTO COMPONENTS  -  .81%
Dana Corp.                                                        3,200,000      64,832      .12
Goodyear Tire & Rubber Co.                                        3,000,000      66,750      .13
TRW Inc.                                                          5,400,000     297,162      .56
                                                                                428,744      .81
AUTOMOBILES  -  .46%
Ford Motor Co.                                                    4,400,000      70,400      .13
General Motors Corp.                                              1,600,000     102,640
General Motors Corp., Series B,
5.25% convertible debentures 2032                                $2,442,000      70,207      .33
                                                                                243,247      .46
                                                                                671,991     1.27

CONSUMER DURABLES & APPAREL - 2.29%
HOUSEHOLD DURABLES  -  1.03%
Newell Rubbermaid Inc.                                           10,989,300     345,064      .65
Stanley Works                                                     4,350,000     202,188      .38
                                                                                547,252     1.03
LEISURE EQUIPMENT & PRODUCTS  -  .34%
Eastman Kodak Co.                                                 5,600,000     180,376      .34

TEXTILES, APPAREL & LUXURY GOODS  -  .92%
NIKE, Inc., Class B                                               6,271,925     334,482      .63
VF Corp.                                                          3,500,000     153,195      .29
                                                                                487,677      .92
                                                                              1,215,305     2.29

HOTELS, RESTAURANTS & LEISURE  -  .62%
HOTELS, RESTAURANTS & LEISURE  -  .62%
McDonald's Corp.                                                 11,530,400     327,463      .62

MEDIA  -  1.11%
MEDIA  -  1.11%
Dow Jones & Co., Inc.                                             1,900,000     103,303      .19
Gannett Co., Inc.                                                 1,739,700     127,520      .24
Interpublic Group of Companies, Inc.                              9,275,000     286,412      .54
Knight-Ridder, Inc.                                               1,100,000      73,700      .14
                                                                                590,935     1.11

RETAILING - 4.20%
MULTILINE RETAIL  -  .94%
Dollar General Corp.                                              5,250,000      82,687      .16
May Department Stores Co.                                        11,900,000     412,692      .78
                                                                                495,379      .94
SPECIALTY RETAIL  -  3.26%
Circuit City Stores, Inc. - Circuit City Group                    9,000,000     194,040      .37
Gap, Inc.                                                        17,000,000     239,870      .45
Limited Inc.                                                     20,000,000     383,200      .72
Lowe's Companies, Inc.                                           15,000,000     634,350     1.20
TJX Companies, Inc.                                               6,350,000     276,733      .52
                                                                              1,728,193     3.26
                                                                              2,223,572     4.20

FOOD & DRUG RETAILING  -  1.32%
FOOD & DRUG RETAILING  -  1.32%
Albertson's, Inc.                                                15,605,950     523,424      .99
Walgreen Co.                                                      4,655,000     175,819      .33
                                                                                699,243     1.32

FOOD & BEVERAGE - 5.14%
BEVERAGES  -  .98%
Coca-Cola Co.                                                     3,400,000     188,734      .36
PepsiCo, Inc.                                                     6,350,000     329,565      .62
                                                                                518,299      .98
FOOD PRODUCTS  -  4.16%
ConAgra Foods, Inc.                                              15,066,600     369,132      .70
General Mills, Inc.                                               7,257,000     319,671      .60
H.J. Heinz Co.                                                   17,300,000     726,427     1.37
Kellogg Co.                                                       7,200,000     258,624      .49
Sara Lee Corp.                                                   24,997,800     529,453     1.00
                                                                              2,203,307     4.16
                                                                              2,721,606     5.14

HOUSEHOLD & PERSONAL PRODUCTS - 2.35%
HOUSEHOLD PRODUCTS  -  1.55%
Kimberly-Clark Corp.                                             12,600,000     820,512     1.55

PERSONAL PRODUCTS  -  .80%
Avon Products, Inc.                                               7,570,000     422,784      .80
                                                                              1,243,296     2.35

HEALTH CARE EQUIPMENT & SERVICES - 1.95%
HEALTH CARE EQUIPMENT & SUPPLIES  -  .77%
Applera Corp. - Applied Biosystems Group                          8,733,000     149,509      .28
Becton, Dickinson and Co.                                         6,950,000     258,331      .49
                                                                                407,840      .77
HEALTH CARE PROVIDERS & SERVICES  -  1.18%
Aetna Inc.                                                        6,900,000     328,440      .62
Cardinal Health, Inc.                                             3,000,000     207,750      .39
CIGNA Corp.                                                         800,000      87,200      .17
                                                                                623,390     1.18
                                                                              1,031,230     1.95

PHARMACEUTICALS & BIOTECHNOLOGY - 8.06%
PHARMACEUTICALS  -  8.06%
Abbott Laboratories                                               3,500,000     188,825      .36
Bristol-Myers Squibb Co.                                         17,254,900     496,941      .94
Eli Lilly and Co.                                                14,849,800     980,829     1.85
Johnson & Johnson                                                 2,623,400     167,531      .32
Merck & Co., Inc.                                                 9,450,000     513,513      .97
Pfizer Inc                                                       20,455,000     743,539     1.40
Pharmacia Corp.                                                  21,800,000     898,814     1.70
Schering-Plough Corp.                                             6,000,000     163,800      .31
Wyeth (formerly American Home Products Corp.)                     2,000,000     114,000      .21
                                                                              4,267,792     8.06

BANKS - 10.94%
BANKS  -  10.94%
Bank of America Corp.                                            24,660,000   1,787,357     3.37
Bank of New York Co., Inc.                                        6,000,000     219,540      .41
BANK ONE CORP.                                                   23,320,000     953,088     1.80
FleetBoston Financial Corp.                                       6,000,000     211,800      .40
KeyCorp                                                           8,750,000     245,962      .46
National City Corp.                                               3,400,000     106,080      .20
PNC Financial Services Group, Inc.                                2,490,000     137,323      .26
SunTrust Banks, Inc.                                              1,000,000      67,980      .13
Wachovia Corp.                                                   16,370,000     622,715     1.18
Washington Mutual, Inc.                                          12,250,000     462,193      .87
Wells Fargo & Co.                                                19,210,000     982,592     1.86
                                                                              5,796,630    10.94

DIVERSIFIED FINANCIALS - 6.82%
DIVERSIFIED FINANCIALS  -  6.82%
American Express Co.                                              3,000,000     123,030      .23
Citigroup Inc.                                                    1,230,000      53,259      .10
Fannie Mae                                                        5,325,000     420,302      .79
Freddie Mac                                                       4,050,000     264,668      .50
Household International, Inc.                                    15,800,000     920,982     1.74
J.P. Morgan Chase & Co.                                          47,688,600   1,673,870     3.16
Moody's Corp.                                                     1,400,000      61,012      .12
USA Education Inc.                                                1,000,000      95,850      .18
                                                                              3,612,973     6.82

INSURANCE - 5.95%
INSURANCE  -  5.95%
Allstate Corp.                                                   21,250,000     844,475     1.59
American International Group, Inc.                               10,150,000     701,568     1.32
Aon Corp.                                                         9,931,000     354,835      .67
Hartford Financial Services Group, Inc.                           2,000,000     138,600      .26
Jefferson-Pilot Corp.                                             5,575,000     279,196      .53
Lincoln National Corp.                                            8,354,800     400,195      .76
Marsh & McLennan Companies, Inc.                                  1,200,000     121,296      .23
MGIC Investment Corp.                                               500,000      35,680      .07
St. Paul Companies, Inc.                                          5,500,000     273,955      .52
                                                                              3,149,800     5.95

SOFTWARE & SERVICES - 1.11%
IT CONSULTING & SERVICES  -  .61%
Electronic Data Systems Corp.                                     6,000,000     325,560      .61

SOFTWARE  -  .50%
Microsoft Corp.  *                                                4,000,000     209,040      .40
Oracle Corp.  *                                                   5,500,000      55,220      .10
                                                                                264,260      .50
                                                                                589,820     1.11

TECHNOLOGY HARDWARE & EQUIPMENT - 3.82%
COMMUNICATIONS EQUIPMENT  -  .64%
Cisco Systems, Inc.  *                                            3,368,600      49,350      .09
Harris Corp.                                                      1,550,000      56,125      .11
Motorola, Inc.                                                   15,190,000     233,926      .44
                                                                                339,401      .64
COMPUTERS & PERIPHERALS  -  1.60%
Dell Computer Corp.  *                                            2,000,000      52,680      .10
Hewlett-Packard Co.                                              24,500,000     418,950      .79
International Business Machines Corp.                             3,035,000     254,212      .48
Sun Microsystems, Inc.  *                                        15,000,000     122,700      .23
                                                                                848,542     1.60
ELECTRONIC EQUIPMENT & INSTRUMENTS  -  .20%
Sanmina-SCI Corp.  *                                             10,225,000     106,340      .20

OFFICE ELECTRONICS  -  .17%
IKON Office Solutions, Inc.                                       7,000,000      91,000      .17

SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  1.21%
Intel Corp.                                                       1,600,000      45,776      .09
Linear Technology Corp.                                           1,000,000      38,860      .08
Texas Instruments Inc.                                           15,470,000     478,487      .90
Xilinx, Inc.  *                                                   2,000,000      75,520      .14
                                                                                638,643     1.21
                                                                              2,023,926     3.82

TELECOMMUNICATION SERVICES - 6.90%
DIVERSIFIED TELECOMMUNICATION SERVICES  -  6.90%
ALLTEL Corp.                                                      9,050,000     447,975      .85
AT&T Corp.                                                       61,000,000     800,320     1.51
Qwest Communications International Inc.                           2,500,000      12,575      .02
SBC Communications Inc.                                          24,822,500     770,987     1.46
Sprint FON Group                                                 44,000,000     697,400     1.32
Verizon Communications Inc.                                      23,034,600     923,918     1.74
                                                                              3,653,175     6.90

UTILITIES - 9.68%
ELECTRIC UTILITIES  -  8.97%
Ameren Corp.                                                      2,300,000      96,048      .18
American Electric Power Co., Inc.                                12,989,400     594,915     1.12
Conectiv                                                          2,500,000      62,350      .12
Consolidated Edison, Inc.                                         4,971,700     216,716      .41
Constellation Energy Group, Inc.                                  8,175,000     260,946      .49
Dominion Resources, Inc.                                          5,750,000     381,915      .72
DTE Energy Co.                                                    3,550,000     160,957      .30
Exelon Corp.                                                      6,350,000     344,805      .65
FirstEnergy Corp. (Acquired GPU, Inc.)                            2,288,741      76,215      .15
FPL Group, Inc.                                                   5,640,000     358,084      .68
PPL Corp.                                                         2,000,000      76,220      .14
Progress Energy, Inc.                                            10,525,418     546,164     1.03
Public Service Enterprise Group Inc.                              2,020,000      93,627      .18
Puget Sound Energy, Inc.                                          3,800,000      78,774      .15
Southern Co.                                                     17,800,000     504,630      .95
TECO Energy, Inc.                                                 1,000,000      27,840      .05
TXU Corp.                                                        11,500,000     625,830     1.18
Xcel Energy Inc.                                                  9,700,000     246,671      .47
                                                                              4,752,707     8.97
MULTI-UTILITIES & UNREGULATED POWER  -  .71%
Duke Energy Corp.                                                 6,015,900     230,589      .44
Williams Companies, Inc.                                          7,500,000     143,250      .27
                                                                                373,839      .71
                                                                              5,126,546     9.68

Miscellaneous  -  1.09%
Equity securities in initial period of acquisition                              574,306     1.09


Total equity securities (cost: $41,220,582,000)                              50,961,188    96.22



                                                                Principal
                                                                  amount
Short-term securities                                             (000)
U.S. Treasuries and Other Federal Agencies - 4.32%
Federal Farm Credit Bank 1.75% due 7/18/2002                    $    46,633      46,454      .09
Federal Home Loan Bank 1.68%-1.85% due 5/2-7/23/2002              1,056,213   1,053,477     1.99
United States Treasury bills 1.67%-1.82% due 5/2-7/25/2002        1,192,420   1,189,648     2.24

Total short-term securities (cost: $2,289,557,000)                            2,289,579     4.32


Total investment securities (cost: $43,510,139,000)                          53,250,767   100.54
Excess of payables over cash and receivables                                    286,850      .54

Net assets                                                                  $52,963,917  100.00%


*Non-income-producing security.

See Notes to Financial Statements


Washington Mutual Investors Fund
Financial statements

Statement of assets and liabilities
at April 30, 2002                              (dollars and shares in thousands,
                                                       except per share amounts)

Assets:
 Investment securities at market
  (cost: $43,510,139)                                               $53,250,767
 Cash                                                                       280
 Receivables for:
  Sales of investments                                $114,356
  Sales of Fund's shares                               119,326
  Dividends                                             55,854          289,536
 Other assets                                                                 6
                                                                      53,540,589
Liabilities :
 Payables for:
  Purchases of investments                             480,787
  Repurchases of Fund's shares                          53,500
  Management services                                   12,479
  Services provided by affiliates                       28,988
  Deferred Directors'
   and Advisory Board compensation                         852
  Other fees and expenses                                   66          576,672
Net assets at April 30, 2002                                        $52,963,917

Net assets consist of:
 Capital paid in on shares of capital stock                         $43,665,296
 Undistributed net investment income                                     90,401
 Accumulated net realized loss                                         (532,408)
 Net unrealized appreciation                                          9,740,628
Net assets at April 30, 2002                                        $52,963,917


Total          authorized capital stock - 4,000,000 shares, $.001 par value Net assets Shares outstanding Net asset value per share/1/
Class A        $50,668,870        1,785,998                  $28.37
Class B          1,096,820           38,822                   28.25
Class C            678,584           24,042                   28.22
Class F            444,142           15,676                   28.33
Class 529-A         49,004            1,728                   28.36
Class 529-B         10,865              383                   28.34
Class 529-C         14,868              525                   28.33
Class 529-E            764               27                   28.34

(1) Maximum offering price and redemption price per share are equal to the net asset value per share for all share classe

See Notes to Financial Statements




Statement of operations
for the year ended April 30, 2002
Investment income:                                     (dollars in thousands)
 Income:
  Dividends                                         $1,100,192
  Interest                                              75,663       $1,175,855

 Fees and expenses:
  Investment advisory services                          98,488
  Business management services                          44,255
  Distribution services                                131,002
  Transfer agent services                               42,072
  Administrative services                                1,029
  Reports to shareholders                                1,621
  Registration statement and prospectus                  1,817
  Postage, stationery and supplies                       7,587
  Directors' and Advisory Board compensation               620
  Auditing and legal                                       160
  Custodian                                                388
  Other                                                    139          329,178
 Net investment income                                                  846,677

Net realized loss and unrealized depreciation on investments:
 Net realized loss on investments                                      (525,938)
 Net unrealized depreciation on
  investments                                                          (669,533)
   Net realized loss and
    unrealized depreciation on investments                           (1,195,471)
 Net decrease in net assets resulting
  from operations                                                     $(348,794)


See Notes to Financial Statements



Statement of changes in net assets                       (dollars in thousands)

                                                   Year Ended
                                                    April 30
                                                      2002           2001
Operations:
 Net investment income                                $846,677         $907,894
 Net realized (loss) gain on investments              (525,938)       2,303,878
 Net unrealized (depreciation)
   appreciation on investments                        (669,533)       2,714,981
  Net (decrease) increase in net assets
   resulting from operations                          (348,794)       5,926,753

Dividends and distributions paid to shareholders:
  Dividends from net investment income                (924,457)        (911,195)
  Distributions from net realized gain
   on investments                                   (1,103,304)      (3,762,319)
    Total dividends and distributions paid
     to shareholders                                (2,027,761)      (4,673,514)

Capital share transactions                           6,299,190          434,974

Total increase in net assets                         3,922,635        1,688,213

Net assets:
 Beginning of year                                  49,041,282       47,353,069
 End of year (including undistributed
  net investment income: $90,401 and $168,205
  respectively)                                    $52,963,917      $49,041,282

See Notes to Financial Statements


Notes to financial statements



1.        Organization and significant accounting policies

Organization - Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund's investment objective is to produce current income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund offers nine share classes consisting of four retail share classes and five CollegeAmerica savings plan share classes. The CollegeAmerica savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The Fund's share classes are described below:


    Share class     Initial sales charge   Contingent deferred sales   Conversion feature
                                            charge upon redemption

Class A and
Class 529-A          Up to 5.75%              None                         None


Class B and
Class 529-B          None                     Declines from 5% to zero     Class B and Class 529-B convert
                                               for redemptions within       to Class A and Class 529-A,
                                               six years of purchase        respectively, after eight years

Class C              None                     1% for redemptions within    Class C converts to Class F
                                               one year of purchase         after 10 years

Class 529-C          None                     1% for redemptions within     None
                                               one year of purchase

Class 529-E          None                      None                         None

Class F and
Class 529-F(*)       None                      None                         None


(*) As of April 30, 2002, there were no Class 529-F shares outstanding.


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

         Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the Fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the Fund's Board of Directors.

         Security transactions and related investment income - Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

         Class allocations - Income, fees, and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. Federal income taxation and distributions

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The Fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized for financial reporting purposes. These differences are due primarily to differing treatment for items such as net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of April 30, 2002, the cost of investment securities for federal income tax purposes was $43,516,513,000.

During the year ended April 30, 2002, the Fund reclassified $4,808,000 from undistributed net realized gains to additional paid-in capital to align financial reporting with tax reporting.

As of April 30, 2002, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income                      $91,253
Short-term and long-term loss deferrals                 (526,030)
Gross unrealized appreciation                         11,766,805
Gross unrealized depreciation                         (2,032,551)


Short-term and long-term capital loss deferrals above include a capital loss carryforward of $113,718,000 expiring in 2010. The capital loss carryforward will be used to offset any capital gains realized by the Fund in the current year or in subsequent years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains. Also included are capital losses, which were realized during the period November 1, 2001 to April 30, 2002.

The tax character of distributions paid was as follows (dollars in thousands):

Year ended April 30, 2002

                          Distributions from Ordinary Income               Distributions from           Total
Share Class         Net Investment Income     Short Term Capital Gains     long term capital gains      distributions paid
Class A                  909,181                       ----                     1,075,003                  1,984,184
Class B                    7,815                       ----                        15,419                     23,234
Class C                    3,566                       ----                         7,377                     10,943
Class F                    3,773                       ----                         5,505                      9,278
Class 529-A/1/                86                       ----                          ----                         86
Class 529-B/1/                16                       ----                          ----                         16
Class 529-C/1/                19                       ----                          ----                         19
Class 529-E/1/                 1                       ----                          ----                          1
Total                    924,457                       ----                     1,103,304                  2,027,761

/1/ Class 529-A, Class 529-B, Class 529-C and Class 529-E shares were offered beginning February 15, 2002.


Year ended April 30, 2001

                        Distributions from Ordinary Income                 Distributions from           Total
Share Class         Net Investment Income     Short Term Capital Gains     long term capital gains      distributions paid
Class A                  909,313                       ----                     3,750,270                  4,659,583
Class B                    1,882                       ----                        12,049                     13,931
Class C/2/                  ----                       ----                          ----                       ----
Class F/2/                  ----                       ----                          ----                       ----
Total                    911,195                       ----                     3,762,319                  4,673,514

/2/ Class C and Class F shares were offered beginning March 15, 2001.

3. Fees and transactions with related parties

Business management services - The Fund has a business management agreement with Washington Management Corporation (WMC). Under this agreement WMC provides services necessary to carry on the Fund's general administrative and corporate affairs. These services include all executive personnel, clerical staff, office space and equipment, certain accounting and recordkeeping facilities, arrangements for and supervision of shareholder services, and federal and state regulatory compliance. Under the agreement all expenses chargeable to the Class A shares of the Fund, including compensation to the business manager, shall not exceed 1% of the average net assets of the Fund on an annual basis. The agreement provides for monthly fees, accrued daily, based on a declining series of annual rates beginning with 0.175% of the first $3 billion of daily net assets decreasing to 0.04% of such assets in excess of $55 billion. For the year ended April 30, 2002, the business management services fee was equivalent to an annualized rate of .089% of average daily net assets. Johnston, Lemon & Co. Incorporated (JLC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (JLG), earned $786,000 on its retail sales of shares and distribution plan of the Fund and received no brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund.

Investment advisory services - Capital Research and Management Company (CRMC), the Fund's investment adviser, is the parent company of American Funds Service Company (AFS), the Fund's transfer agent, and American Funds Distributors (AFD), the principal underwriter of the Fund's shares. The Investment Advisory Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.225% on the first $3 billion of daily net assets and decreasing to 0.185% on such assets in excess of $55 billion. For the year ended April 30, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.198% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The Fund has adopted plans of distribution for all share classes. Under the plans, the Board of Directors approves certain categories of expenses which are used to finance activities primarily intended to sell Fund shares.

         The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares; up to 0.50% for Class 529-A shares; 1.00% for Class B, Class 529-B, Class C and Class 529-C shares; 0.75% for Class 529-E shares; and up to 0.50% for Class F and Class 529-F shares. In some cases, the Board of Directors approved expense amounts lower than plan limits.

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Additionally, the Board of Directors has approved the following categories of distribution expenses:

                  Class A and Class 529-A - Dealers and wholesalers receive commissions from AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit is not exceeded. Although the Class 529-A plan has an annual expense limit of 0.50% of average daily net assets, currently the expense is limited to 0.25% of such assets. As of April 30, 2002, unreimbursed expenses which remain subject to reimbursement totaled $225,000 and $22,000 for Class A and Class 529-A, respectively.

                  Class B, Class 529-B, Class C and Class 529-C - Each class pays AFD annual fees of 0.75% of its respective average daily net assets to compensate dealers and wholesalers for shares sold.

                  Class 529-E - AFD is paid annual fees of 0.25% of average daily net assets to compensate dealers and wholesalers for shares sold.

                  Class F and Class 529-F- Although the plan has an annual expense limit of 0.50% of its respective average daily net assets, currently there are no additional approved categories of expense for these classes.

         Transfer agent services - The Fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The Fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and
         B. Each relevant class pays CRMC annual fees of 0.15% based on its respective average daily net assets, plus amounts payable for certain transfer agency services. CRMC may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan.

         Expenses under the agreements described above for the year ended April 30, 2002, were as follows (dollars in thousands):

-----------------------------------------------------------------------
   Fund share      Distribution    Transfer agent    Administrative
    classes          services         services          services
-----------------------------------------------------------------------
    Class A          $121,529         $41,458        Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class B            6,133             614         Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class C            2,816       Not applicable         $565
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class F             492        Not applicable          447
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-A           11         Not applicable          11
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-B           9          Not applicable           3
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-C           12         Not applicable           3
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-E           -*         Not applicable           -*
-----------------------------------------------------------------------
*Amount less than 1,000.

Deferred Directors' and Advisory Board compensation - Since the adoption of the deferred compensation plan in 1994, Independent Directors and Advisory Board members may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other American Funds. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected Funds. Directors' and Advisory Board fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Directors - WMC and JLC are both wholly owned subsidiaries of JLG. All the officers of the Fund and four of its directors are affiliated with JLG and receive no remuneration directly from the Fund in such capacities.

4. Capital share transactions

Capital share transactions in the Fund were as follows (dollars and shares in thousands):

Year ended April 30, 2002

Share class                           Sales              Reinvestments of divideends      Repurchases            Net increase
                              Amount         Shares            Amount     Shares      Amount      Shares     Amount      Shares
Class A                      $7,676,711      267,967        $1,863,712    66,650    $(5,235,510)  (182,734)  $4,304,913  151,613
Class B                         855,010       29,918            22,290       798        (45,604)    (1,612)     831,696   29,104
Class C                         663,148       23,250            10,503       376        (22,510)      (797)     651,141   22,829
Class F                         463,606       16,165             8,634       309        (37,824)    (1,332)     434,416   15,142
Class 529-A(1)                   50,134        1,733                86         3           (236)        (8)      49,984    1,728
Class 529-B(1)                   11,111          384                16         -*           (34)        (1)      11,093      383
Class 529-C(1)                   15,180          525                19         1            (32)        (1)      15,167      525
Class 529-E(1)                      782           27                 1         -*            (3)         -*         780       27
Total net increase
(decrease) in fund           $9,735,682      339,699         $1,905,261   68,137    $(5,341,753)  (186,485)  $6,299,190  221,351


Year ended April 30, 2001

Share class                           Sales                Reinvestments of dividends        Repurchases         Net increase
                               Amount         Shares            Amount    Shares         Amount     Shares     Amount    Shares
Class A                       $4,676,526      159,865       $ 4,392,650  155,285     $(8,932,465)  (304,634)   $ 136,711   10,516
Class B                          244,344        8,386            13,434      477          (9,335)      (322)     248,443    8,541
Class C(2)                        34,630        1,215              ----     ----             (60)        (2)      34,570    1,213
Class F(2)                        15,385          539              ----     ----            (135)        (5)      15,250      534
Total net increase
(decrease) in fund            $4,970,885      170,005       $ 4,406,084  155,762     $ (8,941,995)  (304,963)   $434,974   20,804

*Amount less than 1,000.
(1) Class 529-A, Class 529-B, Class 529-C and Class 529-E shares were offered beginning February 15, 2002.
(2) Class C and Class F shares were offered beginning March 15, 2001.



5. Investment transactions and other disclosures

The Fund made purchases and sales of investment securities, excluding short-term securities, of $15,781,430,000 and $10,339,903,000, respectively, during the year ended April 30, 2002.

The Fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended April 30, 2002, the custodian fee of $388,000 includes $53,000 that was offset by this reduction, rather than paid in cash.

6. Investments in affiliates

The Fund owns 5.31%, 5.13% and 5.11% of the outstanding voting securities of Ashland, Crompton, and Stanley Works, respectively, and therefore, each is considered an "affiliated company" of the Fund under the Investment Company Act of 1940.


Financial Highlights/1/


                                                    Income from investment operations               Dividends and distributions
                                                                          Net
                                        Net asset                    (losses) gains                   Dividends
                                          value,        Net           on securities     Total from   (from net    Distributions
                                         beginning   investment      (both realized      investment  investment   (from capital
                                         of period  income (loss)/2/ and unrealized)/2/  operations     income)          gains)
Class A:
 Year ended 4/30/2002                     $29.80        $.50              $(.75)             $(.25)      $(.54)         $(.64)
 Year ended 4/30/2001                      29.14        .57                3.17              3.74         (.58)         (2.50)
 Year ended 4/30/2000                      35.31        .61               (3.09)             (2.48)       (.58)         (3.11)
 Year ended 4/30/1999                      33.92        .60                3.99              4.59         (.61)         (2.59)
 Year ended 4/30/1998                      25.93        .62                9.65              10.27        (.62)         (1.66)
Class B:
 Year ended 4/30/2002                      29.71        .25                (.72)             (.47)        (.35)          (.64)
 Year ended 4/30/2001                      29.11        .29                3.22              3.51         (.41)         (2.50)
 Period from 3/15/2000 to 4/30/2000        26.93        .02                2.16              2.18           -              -
Class C :
 Year ended 4/30/2002                      29.70        .21                (.73)             (.52)        (.32)          (.64)
 Period from 3/15/2001 to 4/30/2001        28.32        (.02)              1.40              1.38           -               -
Class F
 Year ended 4/30/2002                      29.79        .42                (.72)             (.30)        (.52)          (.64)
 Period from 3/15/2001 to 4/30/2001        28.37        .01                1.41              1.42             -             -
Class 529-A :
 Period from 2/15/2002 to 4/30/2002        27.71        .04                .75                .79         (.14)             -
Class 529-B :
 Period from 2/19/2002 to 4/30/2002        27.25        (.01)              1.22              1.21         (.12)             -
Class 529-C :
 Period from 2/15/2002 to 4/30/2002        27.71        (.01)              .75                .74         (.12)             -
Class 529-E :
 Period from 3/1/2002 to 4/30/2002         28.59        .01                (.13)             (.12)        (.13)             -



                                                                                                    Ratio of      Ratio of
                                                      Net asset                     Net assets,     expenses      net income (loss)
                                         Total        value, end      Total         end of period   to average    to average
                                     distributions    of period       return /3/    (in millions)   net assets    net assets
Class A:
 Year ended 4/30/2002                   $(1.18)        $28.37          (.73)%       $50,669          .65%           1.72%
 Year ended 4/30/2001                    (3.08)         29.80          13.54         48,700          .65            1.95
 Year ended 4/30/2000                    (3.69)         29.14          (6.96)        47,319          .63            1.91
 Year ended 4/30/1999                    (3.20)         35.31          14.61         57,018          .61            1.84
 Year ended 4/30/1998                    (2.28)         33.92          40.80         45,764          .62            2.08
Class B:
 Year ended 4/30/2002                    (.99)           28.25          (1.50)        1,097          1.41            .88
 Year ended 4/30/2001                    (2.91)          29.71          12.68           289          1.42            .99
 Period from 3/15/2000 to 4/30/2000        -             29.11           8.09            34           .17            .08
Class C :
 Year ended 4/30/2002                    (.96)           28.22          (1.68)          678          1.51            .72
 Period from 3/15/2001 to 4/30/2001        -             29.70           4.87            36          .23            (.07)
Class F :
 Year ended 4/30/2002                    (1.16)          28.33          (.89)           444           .78            1.46
 Period from 3/15/2001 to 4/30/2001        -             29.79          5.01            16            .12             .04
Class 529-A :
 Period from 2/15/2002 to 4/30/2002      (.14)           28.36          2.82            49            .16             .14
Class 529-B :
 Period from 2/19/2002 to 4/30/2002      (.12)           28.34          4.38            11            .30            (.02)
Class 529-C :
 Period from 2/15/2002 to 4/30/2002      (.12)           28.33          2.65            15            .32            (.03)
Class 529-E :
 Period from 3/1/2002 to 4/30/2002       (.13)           28.34          (.44)            1            .17             .04




Supplemental data - all classes
                                        Year ended April 30

                              2002      2001    2000      1999     1998

Portfolio turnover rate       22%       25%      26%      28%       18%



(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 2000, 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.



Report of Independent Accountants

To the Board of Directors and Shareholders of Washington Mutual Investors Fund, Inc.:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Washington Mutual Investors Fund, Inc. (the "Fund") at April 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002, by correspondence with the custodian, provide a reasonable basis for our opinion.



Los Angeles, California
May 31, 2002








                                     PART C
                                OTHER INFORMATION


Item 23  Exhibits:

          (a).    On file (see SEC files nos. 811-604 and 2-11051)

          (b).    On file (see SEC files nos. 811-604 and 2-11051)

          (c).    On file (see SEC files nos. 811-604 and 2-11051)

          (d).    On file (see SEC files nos. 811-604 and 2-11051)

          (e).    On file  (see SEC files nos. 811-604 and 2-11051)

          (f).    None

          (g).    On file (see SEC files nos. 811-604 and 2-11051)

          (h).    On file (see SEC files nos. 811-604 and 2-11051)

          (i).    On file (see SEC files nos. 811-604 and 2-11051)

         (j).     Consent of Independent Accountants

         (k).      None

         (l).     Not applicable to this filing.

         (m).     On file  (see SEC files nos. 811-604 and 2-11051)

         (n).     On file (see SEC files nos. 811-604 and 2-11051)

         (p)      On file (see SEC files nos. 811-604 and 2-11051)


Item 24. Persons Controlled by or Under Common Control with Registrant.

         None


Item 25. Indemnification.

                  Registrant is a joint-insured under an Investment Advisor/Mutual Fund Errors and Omissions Policy written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities.

                  Article VIII (h) and (i) of the Articles of Incorporation of the Fund provide that:

                  (h) "The Corporation shall indemnify (1) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action

Item 25. Indemnification (cont.)

as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the [Investment Company] Act [of 1940].

                  (i) To the fullest extent permitted by Maryland statutory and decisional law and the [Investment Company] Act [of 1940], no director or officer of the Corporation shall be personally liable to the Corporation or its shareholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal."

                  Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

                  Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the shareholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

                  Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.


Item 26.          Business and Other Connections of Investment Adviser.

                  None.

Item 27.          Principal Underwriters

     (a) American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Investment Company of America, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.





(b)     (1)                                       (2)                                      (3)

       Name and Principal                       Positions and Offices              Positions and Offices
          Business Address                        with Underwriter                  with Registrant

       David L. Abzug                           Vice President                     None
       P.O. Box 2248
       Agoura Hills, CA 91376

       John A. Agar                             Vice President                     None
       P.O. Box 7326
       Little Rock, AR 72217

       Robert B. Aprison                        Vice President                     None
       2983 Bryn Wood Drive
       Madison, WI  53711

L      William W. Bagnard                       Vice President                     None

       Steven L. Barnes                         Senior Vice President              None
       7490 Clubhouse Road
       Suite 100
       Boulder, CO  80301

L      Nancy J. Batlin                          Vice President                     None

L      Catherine J. Bator                       Assistant Vice President           None

B      Carl R. Bauer                            Vice President                     None


       Michelle A. Bergeron                     Senior Vice President              None

       4160 Gateswalk Drive
       Smyrna, GA 30080

       J. Walter Best, Jr.                      Regional Vice President            None
       9013 Brentmeade Blvd.
       Brentwood, TN 37027



(b)     (1)                                       (2)                                (3)
       Joseph T. Blair                          Senior Vice President              None
       P.O. Box 3529
       148 E. Shore Avenue
       Groton Long Point, CT 06340

       John A. Blanchard                        Vice President                     None
       576 Somerset Lane
       Northfield, IL 60093

       Ian B. Bodell                            Senior Vice President              None
       P.O. Box 1665
       Brentwood, TN  37024-1665

       Mick L. Brethower                        Senior Vice President              None
       601 E. Whitestone Blvd.
       Building 6, Suite 115
       Cedar Park, TX 78613

       C. Alan Brown                            Vice President                     None
       4129 Laclede Avenue
       St. Louis, MO 63108

B      J. Peter Burns                           Vice President                     None

       Cody Callaway                            Regional Vice President            None
       803 South Desert Palm Place
       Broken Arrow, OK 74012

       Matthew C. Carlisle                      Regional Vice President            None
       4500 Fairvista Drive
       Charlotte, NC 28269

       Damian F. Carroll                        Regional Vice President            None
       40 Ten Acre Road
       New Britain, CT 06052

       Brian C. Casey                           Vice President                     None
       8002 Greentree Road
       Bethesda, MD  20817

       Victor C. Cassato                        Senior Vice President              None
       609 W. Littleton Blvd., Suite 310
       Littleton, CO  80120

       Christopher J. Cassin                    Senior Vice President              None
       19 North Grant Street
       Hinsdale, IL  60521



(b)    (1)                                       (2)                              (3)
       Denise M. Cassin                         Vice President                     None
       1301 Stoney Creek Drive
       San Ramon, CA  94583

L      David D. Charlton                        Senior Vice President              None

L      Larry P. Clemmensen                      Director                           None

L      Kevin G. Clifford                        Director, President and Co-Chief   None
                                                Executive Officer

H      Cheri Coleman                            Vice President                     None

       Ruth M. Collier                          Senior Vice President              None
       29 Landsdowne Drive
       Larchmont, NY 10538

S      David Coolbaugh                          Vice President                     None

       Carlo O. Cordasco                        Regional Vice President            None
       101 Five Forks Lane
       Hampton, VA 23669

B      Josie Cortez                             Assistant Vice President           None

       Thomas E. Cournoyer                      Vice President                     None
       2333 Granada Boulevard
       Coral Gables, FL  33134

L      Michael Cravotta                         Assistant Vice President           None

       Joseph G. Cronin                         Regional Vice President            None
       1533 Wilmot Road
       Deerfield, IL 60015

       William F. Daugherty                     Regional Vice President            None
       1216 Highlander Way
       Mechanicsburg, PA 17050

       Guy E. Decker                            Regional Vice President            None
       2990 Topaz Lane
       Carmel, IN 46032

       Daniel J. Delianedis                     Vice President                     None
       Edina Executive Plaza
       5200 Willson Road, Suite 150
       Edina, MN  55424




(b)    (1)                                       (2)                              (3)
       James A. DePerno, Jr.                    Regional Vice President            None
       91 Church Street
       East Aurora, NY 14052

L      Bruce L. DePriester                      Senior Vice President              None

L      Dianne M. Dexter                         Assistant Vice President           None

       Thomas J. Dickson                        Regional Vice President            None
       108 Wilmington Court
       Southlake, TX 76092

       Michael A. DiLella                       Vice President                     None
       P. O. Box 661
       Ramsey, NJ  07446

       G. Michael Dill                          Senior Vice President              None
       505 E. Main Street
       Jenks, OK  74037

       Kirk D. Dodge                            Senior Vice President              None
       2627 Mission Street
       San Marino, CA  91108

       Peter J. Doran                           Director,                          None
       100 Merrick Road, Suite 216W             Executive Vice President
       Rockville Centre, NY 11570

L      Michael J. Downer                        Secretary                          None

       Michael J. Dullaghan                     Regional Vice President            None
       5040 Plantation Grove Lane
       Roanoke, VA 24012

S      J. Steven Duncan                         Senior Vice President              None

       Robert W. Durbin                         Vice President                     None
       74 Sunny Lane
       Tiffin, OH  44883

I      Lloyd G. Edwards                         Senior Vice President              None

       Timothy L. Ellis                         Regional Vice President            None
       1441 Canton Mart Road, Suite 9
       Jackson, MS 39211

       John R. Fodor                            Senior Vice President              None
       15 Latisquama Road
       Southborough, MA  01772

L      Charles L. Freadhoff                     Vice President                     None




(b)     (1)                                       (2)                              (3)

       Daniel B. Frick                          Regional Vice President            None
       845 Western Avenue
       Glen Ellyn, IL 60137

       Clyde E. Gardner                         Senior Vice President              None
       Route 2, Box 3162
       Osage Beach, MO  65065

L      Linda S. Gardner                         Assistant Vice President           None

B      Lori Giacomini                           Assistant Vice President           None

B      Evelyn K. Glassford                      Vice President                     None

       Jack E. Goldin                           Regional Vice President            None
       7995 Northwest 20th Street
       Pembroke Pines, FL 33024

       Jeffrey J. Greiner                       Vice President                     None
       12210 Taylor Road
       Plain City, OH  43064


L      Paul G. Haaga, Jr.                       Director                           None

B      Mariellen Hamann                         Vice President                     None

       Derek S. Hansen                          Regional Vice President            None
       13033 Ridgedale Drive, #147
       Minnetonka, MN 55305

       David E. Harper                          Senior Vice President              None
       150 Old Franklin School Road
       Pittstown, NJ 08867

H      Mary Pat Harris                          Vice President                     None

       Robert J. Hartig, Jr.                    Regional Vice President            None
       8504 Scenic View Drive, Apt. 103
       Fishers, IN 46038

       Steven J. Hipsley                        Regional Vice President            None
       14 Dyer Switch Road
       Saratoga Springs, NY 12866

L      Russell K. Holliday                      Vice President                     None

L      Kevin B. Hughes                          Assistant Vice President           None




(b)     (1)                                       (2)                              (3)
       Ronald R. Hulsey                         Senior Vice President              None
       6202 Llano
       Dallas, TX  75214

       Robert S. Irish                          Vice President                     None
       1225 Vista Del Mar Drive
       Delray Beach, FL  33483

       Michael J. Johnston                      Director                           None
       630 Fifth Avenue, 36th Floor
       New York, NY  10111

B      Damien M. Jordan                         Senior Vice President              None

       John P. Keating                          Regional Vice President            None
       2285 Eagle Harbor Parkway
       Orange Park, FL 30073

L      Benjamin M. Kemper                       Vice President                     None

L      Maria Khader                             Assistant Vice President           None

       Dorothy Klock                            Vice President                     None
       555 Madison Avenue, 29th Floor
       New York, NY 10022

L      Edward K. Klodt                          Vice President                     None

       Dianne L. Koske                          Assistant Vice President           None
       122 Clydesdale Court
       Hampton, VA 23666

B      Elizabeth K. Koster                      Assistant Vice President           None

       R. Andrew LeBlanc                        Regional Vice President            None
       78 Eton Road
       Garden City, NY 11530

B      Karl A. Lewis                            Vice President                     None

       T. Blake Liberty                         Vice President                     None
       5506 East Mineral Lane
       Littleton, CO  80122

       Mark J. Lien                             Regional Vice President            None
       1103 Tulip Tree Lane
       West Des Moines, IA 50266

L      Lorin E. Liesy                           Vice President                     None




(b)     (1)                                       (2)                             (3)
I      Kelle Lindenberg                         Assistant Vice President           None

       Louis K. Linquata                        Regional Vice President            None
       5214 Cass Street
       Omaha, NE 68132

LW     Robert W. Lovelace                       Director                           None

       Brendan T. Mahoney                       Regional Vice President            None
       29 Harvard Drive
       Sudbury, MA 01776

       Stephen A. Malbasa                       Director, Senior Vice President    None
       13405 Lake Shore Blvd.
       Cleveland, OH  44110

       Steven M. Markel                         Senior Vice President              None
       5241 South Race Street
       Greenwood Village, CO  80121

L      J. Clifton Massar                        Director, Senior Vice President    None

L      Christopher McCarthy                     Assistant Vice President           None

       James R. McCrary                         Regional Vice President            None
       28812 Crestridge
       Rancho Palos Verdes, CA 90275

L      Scott F. McIntyre                        Senior Vice President              None

S      John V. McLaughlin                       Senior Vice President              None

       Terry W. McNabb                          Vice President                     None
       2002 Barrett Station Road
       St. Louis, MO  63131

       Scott M. Meade                           Regional Vice President            None
       P.O. Box 122
       Rye Beach, NH 03871

       Monty L. Moncrief                        Regional Vice President            None
       55 Chandler Creek Court
       The Woodlands, TX 77381

       William E. Noe                           Vice President                     None
       304 River Oaks Road
       Brentwood, TN  37027

L      Heidi J. Novaes                          Vice President                     None




(b)    (1)                                       (2)                              (3)
       Peter A. Nyhus                           Vice President                     None
       3084 Wilds Ridge Court
       Prior Lake, MN  55372

       Eric P. Olson                            Vice President                     None
       62 Park Drive
       Glenview, IL  60025

       Jeffrey A. Olson                         Regional Vice President            None
       930 S. Cowley Street, #305
       Spokane, WA 99202

       Gary A. Peace                            Regional Vice President            None
       291 Kaanapali Drive
       Napa, CA 94558

       Samuel W. Perry                          Regional Vice President            None
       4430 East Indian School Road
       Suite 120
       Phoenix, AZ 85018

       David K. Petzke                          Regional Vice President            None
       4016 Saint Lucia Street
       Boulder, CO 80301

       Fredric Phillips                         Senior Vice President              None
       175 Highland Avenue, 4th Floor
       Needham, MA  02494

B      Candance D. Pilgrim                      Assistant Vice President           None

       Carl S. Platou                           Vice President                     None
       7455 80th Place, S.E.
       Mercer Island, WA  98040

       Gregory S. Porter                        Assistant Vice President           None
       630 Fifth Avenue, 36th Floor
       New York, NY  10111

S      Richard P. Prior                         Vice President                     None

       Mark S. Reischmann                       Regional Vice President            None
       5485 East Mineral Lane
       Littleton, CO 80122

       Steven J. Reitman                        Senior Vice President              None
       212 The Lane
       Hinsdale, IL  60521




(b)   (1)                                        (2)                               (3)
       Brian A. Roberts                         Vice President                     None
       418 S. Royal Street
       Alexandria, VA 22314

L      Julie D. Roth                            Vice President                     None

L      James F. Rothenberg                      Director                           None

       Douglas F. Rowe                          Vice President                     None
       414 Logan Ranch Road
       Georgetown, TX  78628

       Christopher S. Rowey                     Vice President                     None
       10538 Cheviot Drive
       Los Angeles, CA  90064

H      Steve Rubin                              Vice President                     None

       Dean B. Rydquist                         Senior Vice President              None
       1080 Bay Pointe Crossing
       Alpharetta, GA  30005

       Richard R. Samson                        Senior Vice President              None
       4604 Glencoe Avenue, #4
       Marina del Rey, CA  90292

       Paul V. Santoro                          Regional Vice President            None
       17 Willow Street
       Boston, MA 02108

       Joseph D. Scarpitti                      Vice President                     None
       31465 St. Andrews
       Westlake, OH  44145

       Shannon D. Schofield                     Regional Vice President            None
       201 McIver Street
       Greenville, SC 29601

S      Sherrie Senft                            Vice President                     None

L      R. Michael Shanahan                      Director                           None

L      Michael J. Sheldon                       Assistant Vice President           None

       Daniel S. Shore                          Regional Vice President            None
       1715 North Vine Street
       Chicago, IL 60614




(b)      (1)                                      (2)                           (3)
       Brad Short                               Regional Vice President           None
       1601 Seal Way
       Seal Beach, CA 90740

       David W. Short                           Chairman of the Board and         None
       1000 RIDC Plaza, Suite 212               Co-Chief Executive Officer
       Pittsburgh, PA 15238

       William P. Simon, Jr.                    Senior Vice President             None
       912 Castlehill Lane
       Devon, PA 19333

L      Connie F. Sjursen                        Vice President                    None

       Jerry L. Slater                          Regional Vice President           None
       4152 42nd Avenue, NE
       Seattle, WA 98105

       Rodney G. Smith                          Senior Vice President             None
       5520 Frankford Court
       Dallas, TX 75252

       Anthony L. Soave                         Regional Vice President           None
       5397 W. Rosebud Court, S.E.
       Kentwood, MI 49512

L      Therese L. Soullier                      Assistant Vice President          None

       Nicholas D. Spadaccini                   Vice President                    None
       855 Markley Woods Way
       Cincinnati, OH  45230

L      Kristen J. Spazafumo                     Assistant Vice President          None

       Daniel S. Spradling                      Senior Vice President             None
       181 Second Avenue
       Suite 228
       San Mateo, CA  94401

B      Raymond Stein                            Assistant Vice President          None

LW     Eric H. Stern                            Director                          None

       Brad Stillwagon                          Regional Vice President           None
       2438 Broadmeade Road
       Louisville, KY 40205

B      Max D. Stites                            Vice President                    None

L      David K. Stone                           Assistant Vice President          None




(b)                 (1)                                       (2)                  (3)
       Thomas A. Stout                          Vice President                    None
       1004 Ditchley Road
       Virginia Beach, VA 23451

       Craig R. Strauser                        Vice President                    None
       3 Dover Way
       Lake Oswego, OR  97034

       Francis N. Strazzeri                     Senior Vice President              None
       3021 Kensington Trace
       Tarpon Springs, FL 34689

L      Lisa F. Swaiman                          Senior Vice President              None

L      Libby J. Syth                            Assistant Vice President           None

L      Drew W. Taylor                           Vice President                     None

       Gary J. Thoma                            Regional Vice President            None
       401 Desnoyer
       Kaukauna, WI 54130

       Cynthia M. Thompson                      Regional Vice President            None
       4 Franklin Way
       Ladera Ranch, CA 92694

L      James P. Toomey                          Vice President                     None

I      Christopher E. Trede                     Vice President                     None

       George F. Truesdail                      Senior Vice President              None
       400 Abbotsford Court
       Charlotte, NC  28270

       Scott W. Ursin-Smith                     Vice President                     None
       60 Reedland Woods Way
       Tiburon, CA  94920

       J. David Viale                           Regional Vice President            None
       39 Old Course Drive
       Newport Beach, CA 92660

L      Patti Vogt                               Assistant Vice President           None

       Gerald J. Voss                           Regional Vice President            None
       The Pines at Four Hills
       3900 S. Southeastern Ave., #304
       Sioux Falls, SD 57103

L      Wendy A. Wainwright                      Assistant Vice President           None


(b)                 (1)                                       (2)                   (3)
       Thomas E. Warren                         Vice President                     None
       7347 Turnstone Road
       Sarasota, FL  34242

L      Debbie L. Wasilak                        Assistant Vice President           None

L      J. Kelly Webb                            Senior Vice President,             None
                                                Treasurer and Controller

       Gregory J. Weimer                        Vice President                     None
       206 Hardwood Drive
       Venetia, PA  15367

B      Timothy W. Weiss                         Director                           None

SF     Gregory W. Wendt                         Director                           None

       George J. Wenzel                         Regional Vice President            None
       251 Barden Road
       Bloomfield Hills, MI 48304

H      J. D. Wiedmaier                          Assistant Vice President           None

SF     N. Dexter Williams, Jr.                  Senior Vice President              None

       Timothy J. Wilson                        Vice President                     None
       113 Farmview Place
       Venetia, PA  15367

B      Laura L. Wimberly                        Vice President                     None

H      Marshall D. Wingo                        Director, Senior Vice President    None

L      Robert L. Winston                        Director, Senior Vice President    None

       Kurt A. Wuestenberg                      Regional Vice President            None
       975 Arboretum Drive
       Saline, MI 48176

       William R. Yost                          Senior Vice President              None
       9320 Overlook Trail
       Eden Prairie, MN  55347

       Jonathan A. Young                        Regional Vice President            None
       329 Downing Drive
       Chesapeake, VA 23322




(b)                 (1)                                       (2)                   (3)
       Scott D. Zambon                          Regional Vice President            None
       2178 Piper Lane
       Tustin, CA 92782

----------
L Business Address, 333 South Hope Street, Los Angeles, CA 90071 LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025 B Business Address, 135 South State College Boulevard, Brea, CA 92821 S Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251 SF Business Address, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105-1016 H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513 I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

         (c)      None

----------



Item 28.  Location of Accounts and Records.

     Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, are maintained and kept in the offices of the fund, 1101 Vermont Avenue, N.W., Washington, D.C. 20005, and its investment adviser Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the fund's accounting department, 5300 Robin Hood Road, Norfolk, VA 23513 .


     Records covering shareholder accounts are maintained and kept by the Transfer Agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 5300 Robin Hood Road, Norfolk, VA 23513 and 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240.

     Records covering portfolio transactions are also maintained and kept by the custodian, JPMorgan Chase Bank., 270 Park Avenue, New York, New York, 10017.

Item 29. Management Services.
     None.

Item 30. Undertakings.
     N/A

                             SIGNATURE OF REGISTRANT

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia, on the 17th day of June, 2002.

                                WASHINGTON MUTUAL INVESTORS FUND, INC.


                                By James H. Lemon, Jr. , Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below on June 17, 2002, by the following persons in the capacities indicated.

                  Signature                 Title

(1)      Principal Executive Officer:


          Harry J. Lister                   Vice Chairman of the Board

(2)      Principal Financial Officer and
         Principal Accounting Officer:


          Howard L. Kitzmiller              Senior Vice President,
                                            Secretary and Treasurer

(3)               Directors


         James H. Lemon, Jr.                Chairman of the Board


         Harry J. Lister                    Vice Chariman
         Cyrus A. Ansary*                   Director
         Charles A. Bowsher*                Director
         Fred J. Brinkman*                  Director
         Daniel J. Callahan III*            Director
         Edward W. Kelley, Jr.*             Director
         James C. Miller III*               Director
         Katherine D. Ortega*               Director
         J. Knox Singleton*                 Director
         T. Eugene Smith*                   Director
         Jeffrey L. Steele*                 Director and President
         Leonard P. Steuart II*             Director
         Margita E. White*                  Director

*By      Howard L. Kitzmiller,
          Attorney-in-Fact

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).
             Howard L. Kitzmiller